                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-130786

DECEMBER 1, 2006                                                 JPMCC 2006-LDP9

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                      STRUCTURAL AND COLLATERAL TERM SHEET

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                           --------------------------

                                 $4,521,115,000
                                  (Approximate)

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-LDP9

                           --------------------------

                            JPMORGAN CHASE BANK, N.A.
                         UBS REAL ESTATE SECURITIES INC.
                          IXIS REAL ESTATE CAPITAL INC.
                          EUROHYPO AG, NEW YORK BRANCH
                         PNC BANK, NATIONAL ASSOCIATION
                          NOMURA CREDIT & CAPITAL, INC.
                       Sponsors and Mortgage Loan Sellers
                            AIG MORTGAGE CAPITAL, LLC
                              Mortgage Loan Seller

JPMORGAN                                                     UBS INVESTMENT BANK
COMMERZBANK CORPORATES & MARKETS              IXIS SECURITIES NORTH AMERICA INC.
MERRILL LYNCH & CO.                                      PNC CAPITAL MARKETS LLC

This material is for your information, and none of J.P. Morgan Securities Inc.,
UBS Securities LLC, Commerzbank Capital Markets Corp., IXIS Securities North
America Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital
Markets LLC, (collectively, the "Underwriters") are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-130786) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor or any Underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 866-400-7834 or by emailing Avinash Bappanad at
bappanad_avinash@jpmorgan.com.

The offered certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of offered certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles"
generated by us, will not create binding contractual obligations for you or us.

As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any underwriter will have any obligation to you to deliver any portion of the offered certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain offered certificates described in this free writing prospectus. This free writing prospectus is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this free writing prospectus may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this free writing prospectus. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this free writing prospectus. The information contained herein is supplemented and qualified by information contained in the free writing prospectus (the "Free
Writing Prospectus") dated December 1, 2006.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE
ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT
ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

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                                  KEY FEATURES
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     CO-LEAD MANAGERS:          J.P. Morgan Securities Inc. (Sole Bookrunner)
                                UBS Securities LLC (except with respect to
                                Class A-4)

     CO-MANAGERS:               Commerzbank Capital Markets Corp., IXIS
                                Securities North America Inc., Merrill Lynch &
                                Co., PNC Capital Markets LLC

     MORTGAGE LOAN SELLERS:     JPMorgan Chase Bank, N.A. (38.2%), UBS Real
                                Estate Securities Inc. (21.2%), IXIS Real Estate
                                Capital Inc. (13.1%), Eurohypo AG, New York
                                Branch (12.2%), PNC Bank, National Association
                                (6.7%),Nomura Credit & Capital, Inc. (6.1%), AIG
                                Mortgage Capital, LLC (2.5%)

     MASTER SERVICER:           Midland Loan Services, Inc. with respect to
                                68.6% of the cut-off date principal balance of
                                the mortgage loans, Capmark Finance Inc. with
                                respect to 19.2% of the cut-off date principal
                                balance of the mortgage loans and Wachovia Bank,
                                National Association with respect to 12.2% of
                                the cut-off date principal balance of the
                                mortgage loans.

     SPECIAL SERVICER:          LNR Partners, Inc.

     TRUSTEE:                   LaSalle Bank National Association

     BOND ADMINISTRATOR:        Wells Fargo Bank, National Association

     RATING AGENCIES:           Fitch, Inc., Moody's Investors Service, Inc. and
                                Standard & Poor's Rating Services, a division of
                                the McGraw-Hill Companies, Inc.

     PRICING DATE:              On or about December 14, 2006

     CLOSING DATE:              On or about December 21, 2006

     CUT-OFF DATE:              With respect to each mortgage loan, the related
                                due date of that mortgage loan in December 2006,
                                or with respect to those mortgage loans that
                                have their first payment date after December
                                2006, the origination date of that mortgage
                                loan.

     DISTRIBUTION DATE:         15th of each month, or if the 15th day is not a
                                business day, on the next succeeding business
                                day, beginning in January 2007

     PAYMENT DELAY:             14 days

     TAX STATUS:                REMIC

     ERISA CONSIDERATION:       It is expected that the Offered Certificates
                                will be ERISA eligible

     OPTIONAL TERMINATION:      1.0% (Clean-up Call)

     MINIMUM DENOMINATIONS:     $10,000

     SETTLEMENT TERMS:          DTC, Euroclear and Clearstream Banking

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                                                     COLLATERAL CHARACTERISTICS
------------------------------------------------------------------------------------------------------------------------------------

                                                         ALL MORTGAGE        LOAN            LOAN           LOAN           LOAN
COLLATERAL CHARACTERISTICS                                  LOANS          GROUP S        GROUP R-1      GROUP R-2       GROUP R
--------------------------                              --------------  --------------  --------------  ------------  --------------

INITIAL POOL BALANCE (IPB):                             $4,874,518,839  $1,214,319,940  $2,962,534,919  $697,663,980  $3,660,198,899
NUMBER OF MORTGAGE LOANS:                                          278              51             174            53             227
NUMBER OF MORTGAGED PROPERTIES:                                    332              85             193            54             247
AVERAGE CUT-OFF DATE BALANCE PER MORTGAGE LOAN:         $   17,534,240  $   23,810,195  $   17,026,063  $ 13,163,471  $   16,124,224
AVERAGE CUT-OFF DATE BALANCE PER PROPERTY:              $   14,682,286  $   14,286,117  $   15,349,922  $ 12,919,703  $   14,818,619
WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                   5.8138%         5.7911%         5.8140%       5.8526%         5.8213%
WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR(1):                      1.49x           1.57x           1.51x         1.30x           1.47x
WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV)(2):            68.4%           66.6%           71.4%         59.1%           69.0%
WEIGHTED AVERAGE MATURITY DATE LTV(2),(3):                       65.2%           66.3%           67.1%         55.2%           64.8%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MOS):          107 months       70 months      120 months    120 months      120 months
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MOS)(4):       352 months      349 months      349 months    366 months      352 months
WEIGHTED AVERAGE SEASONING (MONTHS):                          1 months        1 months        1 months      1 months        1 months
10 LARGEST MORTGAGE LOANS AS % OF IPB:                           40.6%           78.9%           42.0%         83.0%           42.7%
% OF MORTGAGE LOANS WITH ADDITIONAL DEBT:                        23.5%           18.1%           29.6%          7.2%           25.3%
% OF MORTGAGE LOANS WITH SINGLE TENANTS:                          4.0%            2.0%            5.8%          0.0%            4.7%
% OF MORTGAGE LOANS WITH INVESTMENT GRADE RATING:                16.4%           15.9%            7.9%         53.8%           16.6%

_____________________

(1)   With respect to certain mortgage loans, including The Belnord, the (UW)
      DSCR was calculated net of certain reserves and/or certain other assumptions or adjustments were made in making such calculation.

(2)   With respect to certain mortgage loans, the loan-to-value ratios were based upon the "as-stabilized" values, "as-repaired" value or certain other values other than the "as is" value or with certain other adjustments as defined in the related appraisal.

(3)   Excludes the fully amortizing mortgage loans.

(4)   Excludes mortgage loans that are interest only for the entire term.

                                    2 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

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                        APPROXIMATE SECURITIES STRUCTURE
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              EXPECTED                        CREDIT     EXPECTED
              RATINGS                         SUPPORT    WEIGHTED     EXPECTED
             (MOODY'S/       APPROXIMATE      (% OF      AVG LIFE     PAYMENT
             S&P/FITCH)     FACE AMOUNT(1)  BALANCE)(2) (YEARS)(3)   WINDOW(3)
--------------------------------------------------------------------------------

 PUBLICLY OFFERED CERTIFICATES
  A-1       Aaa/AAA/AAA    $   59,515,000    30.000%      2.93     1/07 -- 12/11
  A-2       Aaa/AAA/AAA    $  141,632,000    30.000%      7.51     12/11 -- 5/16
  A-3       Aaa/AAA/AAA    $1,613,329,000    30.000%      9.89     5/16 -- 12/16
  A-4       Aaa/AAA/AAA    $   50,000,000    30.000%      9.98    12/16 -- 12/16
  A-1A      Aaa/AAA/AAA    $  697,663,000    30.000%      9.65     1/07 -- 12/16
  X(4)      Aaa/AAA/AAA    $4,874,518,838      N/A        N/A           N/A
  A-M       Aaa/AAA/AAA    $  366,020,000    20.000%      9.98    12/16 -- 12/16
  A-J       Aaa/AAA/AAA    $  320,267,000    11.250%      9.98    12/16 -- 12/16
  B          Aa2/AA/AA     $   73,204,000     9.250%      9.98    12/16 -- 12/16
  C         Aa3/AA-/AA-    $   22,876,000     8.625%      9.98    12/16 -- 12/16
  D           A2/A/A       $   50,328,000     7.250%      9.98    12/16 -- 12/16
 PRIVATELY OFFERED CERTIFICATES
  E          A3/A-/A-      $   41,177,000     6.125%      N/A           N/A
  F       Baa1/BBB+/BBB+   $   41,177,000     5.000%      N/A           N/A
  G        Baa2/BBB/BBB    $   36,602,000     4.000%      N/A           N/A
  H       Baa3/BBB-/BBB-   $   45,753,000     2.750%      N/A           N/A

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              EXPECTED                       CREDIT     EXPECTED
              RATINGS                        SUPPORT    WEIGHTED     EXPECTED
             (MOODY'S/      APPROXIMATE      (% OF      AVG LIFE      PAYMENT
             S&P/FITCH)    FACE AMOUNT(1)  BALANCE)(2) (YEARS)(3)    WINDOW(3)
--------------------------------------------------------------------------------

 PUBLICLY OFFERED CERTIFICATES
  A-1S      Aaa/AAA/AAA    $  129,763,000    30.000%      4.65     1/07 -- 10/11
  A-2S      Aaa/AAA/AAA    $  575,000,000    30.000%      4.95     10/11 -- 3/12
  A-3S      Aaa/AAA/AAA    $  145,260,000    30.000%      6.90     3/12 -- 11/13
  X(4)      Aaa/AAA/AAA    $4,874,518,838      N/A        N/A           N/A
  A-MS      Aaa/AAA/AAA    $  121,432,000    20.000%      6.98    11/13 -- 12/13
  A-JS      Aaa/AAA/AAA    $  106,253,000    11.250%      6.98    12/13 -- 12/13
  B-S        Aa2/AA/AA     $   24,287,000     9.250%      6.98    12/13 -- 12/13
  C-S       Aa3/AA-/AA-    $    7,589,000     8.625%      6.98    12/13 -- 12/13
  D-S         A2/A/A       $   16,697,000     7.250%      6.98    12/13 -- 12/13
 PRIVATELY OFFERED CERTIFICATES
  E-S        A3/A-/A-      $   13,661,000     6.125%      N/A           N/A
  F-S     Baa1/BBB+/BBB+   $   13,661,000     5.000%      N/A           N/A
  G-S      Baa2/BBB/BBB    $   12,144,000     4.000%      N/A           N/A
  H-S     Baa3/BBB-/BBB-   $   15,179,000     2.750%      N/A           N/A

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          EXPECTED RATINGS   APPROXIMATE     CREDIT SUPPORT    EXPECTED WEIGHTED    EXPECTED PAYMENT
        (MOODY'S/S&P/FITCH) FACE AMOUNT(1)  (% OF BALANCE)(2)  AVG LIFE (YEARS)(3)      WINDOW(3)
----------------------------------------------------------------------------------------------------

 PRIVATELY OFFERED CERTIFICATES
  J         Ba1/BB+/BB+      $18,280,000        2.375%                N/A                 N/A
  K          Ba2/BB/BB       $18,279,000        2.000%                N/A                 N/A
  L         Ba3/BB-/BB-      $12,186,000        1.750%                N/A                 N/A
  M           B1/B+/B+       $12,187,000        1.500%                N/A                 N/A
  N            B2/B/B        $ 6,093,000        1.375%                N/A                 N/A
  P           B3/B-/B-       $12,186,000        1.125%                N/A                 N/A
  NR          NR/NR/NR       $54,838,838        N/A                   N/A                 N/A

(1)  Approximate, subject to a permitted variance of plus or minus 10%.

(2)  The credit support percentages set forth for the Class A-1, Class A-1S,
     Class A-2, Class A-2S, Class A-3, Class A-3S, Class A-4 and Class A-1A
     certificates are represented in the aggregate without regard to loan groups and taking into account each certificate with a lower distribution priority; the Class A-M and Class A-MS certificates are represented in the aggregate in the same manner, as are the Class A-J and Class A-JS certificates and each subsequent group of certificates with the same certificate rating.

(3)  The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity
     Considerations-Weighted Average Life" in the Free Writing Prospectus, and
     the assumptions that (a) there are no prepayments or losses on the mortgage loans and (b) each mortgage loan pays off on its scheduled maturity date.

(4)  The Class X Certificates are entitled to a Pass-Through Rate composed of strips from each other certificate (other than the Class R, Class MR and
     Class LR). However, interest is allocated to the Class X Certificate from funds from Loan Group R and Loan Group S separately based on the Class X-R distribution amount and the Class X-S distribution Amount. As a result, distributions on the Class X certificates on any Distribution Date may have a shortfall as a result of shortfalls in respect of a particular loan group even if Certificates with a lower rating may be receiving interest from the loan group without a shortfall. See "Interest Distributions to Certificates in the "Y" Structure Waterfall" below.

                                    3 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

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                   DESCRIPTION OF THE "Y" STRUCTURE WATERFALL
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                        [MAP OF "Y" STRUCTURE WATERFALL]

GENERAL DESCRIPTION OF THE "Y" STRUCTURE WATERFALL

o     For the purposes of making interest and principal distributions to each investment grade rated Class of Certificates, the pool of mortgage loans will be deemed to consist of two loan groups ("Loan Group R" and "Loan
      Group S"). For purposes of making distributions to the Class A-1, Class
      A-2, Class A-3, Class A-4 and Class A-1A Certificates, Loan Group R will be further deemed to consist of 2 distinct loan groups ("Loan Group R-1"
      and "Loan Group R-2").

o     Generally, interest and principal distributions on the Class A-1, Class
      A-2, Class A-3, Class A-4, Class A-1A, Class A-M, Class A-J, Class B,
      Class C, Class D, Class E, Class F, Class G and Class H Certificates will be based on amounts available relating to Loan Group R. For purposes of those distributions, generally interest and principal distributions on the
      Class A-1, Class A-2, Class A-3 and Class A-4 Certificates will be based on amounts available relating to Loan Group R-1 and interest and principal distributions on the Class A-1A Certificates will be based on amounts available relating to Loan Group R-2.

o     Generally, interest and principal distributions on the Class A-1S, Class
      A-2S, Class A-3S, Class A-MS, Class A-JS, Class B-S, Class C-S, Class D-S,
      Class E-S, Class F-S, Class G-S and Class H-S Certificates will be based on amounts available relating to Loan Group S.

o     For the purposes of making interest and principal distributions to each non-investment grade rated Class of Certificates, the pool of mortgage loans will be deemed to consist of all mortgage loans then outstanding
      (without regard to loan group).

o     Losses (regardless of loan group) will be borne by the Classes (other than the Class X Certificates) in reverse sequential order, from the Class NR
      Certificates up to the Class J Certificates, and then pro rata to the
      Class H and Class H-S Certificates, and then pro rata to the Class G and
      Class G-S Certificates, and then pro rata to the Class F and Class F-S
      Certificates, then pro rata to the Class E and Class E-S Certificates, then pro rata to the Class D and Class D-S Certificates, then pro rata to the Class C and Class C-S Certificates, then pro rata to the Class B and
      Class B-S Certificates, then pro rata to the Class A-J and Class A-JS
      Certificates, then pro rata to the Class A-M and Class A-MS Certificates, and then pro rata to the Class A-1, Class A-1S, Class A-2, Class A-2S,
      Class A-3, Class A-3S, Class A-4 and Class A-1A Certificates.

                                    4 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

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                   DESCRIPTION OF THE "Y" STRUCTURE WATERFALL
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INTEREST DISTRIBUTIONS TO CERTIFICATES IN THE "Y" STRUCTURE WATERFALL

o     The available distribution amount from the mortgage loans in Loan Group R
      (and, after the Class H-S Certificates have been paid in full, the available distribution amount from the mortgage loans in Loan Group S)
      will be distributed concurrently (a) to the Class A-1, Class A-2, Class
      A-3, Class A-4 and Class A-1A Certificates, in each case up to an amount equal to all accrued and unpaid interest on that Class (pro rata to the
      Class A-1, Class A-2, Class A-3 and Class A-4 Certificates from Loan Group
      R-1, and to the Class A-1A Certificates from Loan Group R-2) and (b) to the Class X Certificates up to an amount equal to the Class X-R Interest
      Distribution Amount and then, after payment of the principal distribution amount to those Classes (other than the Class X Certificates), interest will be paid sequentially to the Class A-M, Class A-J, Class B, Class C,
      Class D, Class E, Class F, Class G and Class H Certificates.

o     The available distribution amount from the mortgage loans in Loan Group S
      (and, after the Class H Certificates have been paid in full, the available distribution amount from the mortgage loans in Loan Group R) will be distributed concurrently (a) to the Class A-1S, Class A-2S and A-3S
      Certificates, in each case up to an amount equal to all accrued and unpaid interest on that Class and (b) to the Class X Certificates up to an amount equal to the Class X-S Interest Distribution Amount and then, after payment of the principal distribution amount to those Classes (other than the Class X Certificates), interest will be paid sequentially to the Class
      A-MS, Class A-JS, Class B-S, Class C-S, Class D-S, Class E-S, Class F-S,
      Class G-S and Class H-S Certificates.

o     After the above described distributions to the Class A-1, Class A-1S,
      Class A-2, Class A-2S, Class A-3, Class A-3S, Class A-4, Class A-1A, Class
      X, Class A-M, Class A-MS, Class A-J, Class A-JS, Class B, Class B-S, Class
      C, Class C-S, Class D, Class D-S, Class E, Class E-S, Class F, Class F-S,
      Class G, Class G-S, Class H and Class H-S, available distribution amount from the mortgage loans in Loan Group S and in Loan Group R will be paid sequentially to Class J, Class K, Class L, Class M, Class N, Class P and
      Class NR, in each case up to an amount equal to all accrued and unpaid interest on that Class.

The "Class X-R Interest Distribution Amount" is generally an amount equal to
(a) prior to the date on which the Class H-S Certificates have paid in full,
(1) all accrued and unpaid interest on the Class X Certificates multiplied by
(2) a fraction whose numerator is the stated principal balance of all mortgage loans in Loan Group R and whose denominator is the stated principal balance of all mortgage loans and (b) after the date on which the Class H-S Certificates have been paid in full, all accrued and unpaid interest on the Class X
Certificates.

The "Class X-S Interest Distribution Amount" is generally an amount equal to
(a) prior to the date on which the Class H Certificates have paid in full, (1)
all accrued and unpaid interest on the Class X Certificates multiplied by (2) a fraction whose numerator is the stated principal balance of all mortgage loans in Loan Group S and whose denominator is the stated principal balance of all mortgage loans and (b) after the date on which the Class H Certificates have been paid in full, all accrued and unpaid interest on the Class X Certificates.

o     The pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4,
      Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E,
      Class F, Class G and Class H Certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans in Loan Group R (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) (the
      "Group R Cap"), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the Group R Cap and (iv) the Group R Cap less a specified percentage.

o     The pass-through rates on the Class A-1S, Class A-2S, Class A-3S, Class
      A-MS, Class A-JS, Class B-S, Class C-S, Class D-S, Class E-S, Class F-S,
      Class G-S and Class H-S Certificates will equal one of (i) a fixed rate,
      (ii) the weighted average of the net mortgage rates on the mortgage loans in Loan Group S (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) (the "Group S
      Cap"), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the Group S Cap and (iv) the Group S Cap less a specified percentage.

o     The pass-through rates on the Class J, Class K, Class L, Class M, Class N,
      Class P and Class NR Certificates will equal one of (i) a fixed rate, (ii)
      the Pool Cap, (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii) above and (iv) the rate described in clause (ii) above less a specified percentage.

      The "Pool Cap" is the weighted average of (x) the Group S Cap and (y) the
      Group R Cap, in each case weighted on the basis of the related Group
      Subordinated Amount.

      The "Group Subordinate Amount" for any distribution date (i) for the mortgage loans in Loan Group R, will be equal to the excess of the aggregate principal balance of the mortgage loans in Loan Group R as of the beginning of the related due period over the outstanding principal balance of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-1A,
      Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class F, Class G
      and Class H Certificates immediately prior to such distribution date and
      (ii) for the mortgage loans in Loan Group S will be equal to the excess of the aggregate principal balance of the mortgage loans in Loan Group S as of the beginning of the related due period over the aggregate outstanding principal balance of the Class A-1S, Class A-2S, Class A-3S, Class A-MS,
      Class A-JS, Class B-S, Class C-S, Class D-S, Class E-S, Class F-S, Class
      G-S and Class H-S Certificates immediately prior to such distribution date.

      In the aggregate, the Class X Certificates will receive the net interest on the mortgage loans in excess of the interest paid on the other
      Certificates. All Classes will accrue interest on a 30/360 basis.

                                    5 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE "Y" STRUCTURE WATERFALL
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS TO CERTIFICATES IN THE "Y" STRUCTURE WATERFALL
----------------------------------------------------------------------

o     Principal advanced or collected from mortgage loans in Loan Group S (and, after the Class H Certificates have been paid in full, principal advanced or collected from the mortgage loans in Loan Group R) will generally be distributed on each Distribution Date to the Class A-1S, Class A-2S, Class
      A-3S, Class A-MS, Class A-JS, Class B-S, Class C-S, Class D-S, Class E-S,
      Class F-S, Class G-S and Class H-S Certificates, in that order, in each case until the certificate balance for that Class has been reduced to zero. However, on any distribution date on which the certificate balances of the Class A-M, Class A-MS, Class A-J, Class A-JS, Class B, Class B-S,
      Class C, Class C-S, Class D, Class D-S, Class E, Class E-S, Class F, Class
      F-S, Class G, Class G-S, Class H, Class H-S, Class J, Class K, Class L,
      Class M, Class N, Class P and Class NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the mortgage loans without regard to loan group will be distributed to the
      Class A-1, Class A-1S, Class A-2, Class A-2S, Class A-3, Class A-3S, Class
      A-4 and Class A-1A Certificates on a pro rata basis.

o     Generally, the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates
      will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group R-1 (and, after the Class H-S Certificates have been paid in full, principal advanced or collected from the mortgage loans in Loan Group S) until the certificate balance of the Class A-1A Certificates has been reduced to zero, and the
      Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan
      Group R-2 (and, after the Class H-S Certificates have been paid in full, principal advanced or collected from the mortgage loans in Loan Group S)
      until the certificate balance of the Class A-1, Class A-2, Class A-3 and
      Class A-4 Certificates have been reduced to zero. After the Class A-1,
      Class A-2, Class A-3, Class A-4 and Class A-1A have been paid in full, principal advanced or collected from mortgage loans in Loan Group R (and, after the Class H-S Certificates have been paid in full, principal advanced or collected from the mortgage loans in Loan Group S) will generally be distributed on each Distribution Date to the Class A-M, Class
      A-J, Class B, Class C, Class D, Class E, Class F, Class G and Class H
      Certificates, in that order, in each case until the certificate balance for that Class has been reduced to zero. However, on any distribution date on which the certificate balances of the Class A-M, Class A-MS, Class A-J,
      Class A-JS, Class B, Class B-S, Class C, Class C-S, Class D, Class D-S,
      Class E, Class E-S, Class F, Class F-S, Class G, Class G-S, Class H, Class
      H-S, Class J, Class K, Class L, Class M, Class N, Class P and Class NR
      Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the mortgage loans without regard to loan group will be distributed to the Class A-1, Class A-1S, Class A-2,
      Class A-2S, Class A-3, Class A-3S, Class A-4 and Class A-1A Certificates
      on a pro rata basis.

o     After the above described distributions to the Class A-1, Class A-1S,
      Class A-2, Class A-2S, Class A-3, Class A-3S, Class A-4, Class A-1A, Class
      A-M, Class A-MS, Class A-J, Class A-JS, Class B, Class B-S, Class C, Class
      C-S, Class D, Class D-S, Class E, Class E-S, Class F, Class F-S, Class G,
      Class G-S, Class H and Class H-S, principal advanced or collected from mortgage loans in Loan Group S and Loan Group R will generally be distributed on each Distribution Date to the Class J, Class K, Class L,
      Class M, Class N, Class P and Class NR Certificates, in that order, in each case until the certificate balance for that Class has been reduced to zero.

o     Any amounts from mortgage loans in Loan Group S (after the date the Class
      H-S has been reduced to zero) that are paid as part of the Loan Group R distributions will be deemed to be part of Loan Group R-1.

The Class X Certificates do not have a certificate balance and therefore are not entitled to any principal distributions.

YIELD MAINTENANCE ALLOCATIONS TO CERTIFICATES IN THE "Y" STRUCTURE WATERFALL

o     Yield Maintenance Charges (received from Loan Group R) calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the Class A-1, Class A-2, Class A-3, Class A-4, Class
      A-1A, Class B, Class C, Class D, Class E, Class F, Class G and Class H
      Certificates in the following manner: the holders of each class of Class
      A-1, Class A-2, Class A-3, Class A-4, Class A-1A, Class A-M, Class A-J,
      Class B, Class C, Class D, Class E, Class F, Class G and Class H
      Certificates will receive, (with respect to the related Loan Group, if applicable in the case of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates) on each Distribution Date an amount of Yield
      Maintenance Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X Certificates).

          YM Charge     Group Principal Paid to Class     (Pass-Through Rate on Class -- Discount Rate)
                     x  -----------------------------  x  ---------------------------------------------
                         Group Total Principal Paid         (Mortgage Rate on Loan -- Discount Rate)

o     Yield Maintenance Charges (received from Loan Group S) calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the Class A-1S, Class A-2S, Class A-3S, Class A-MS,
      Class A-JS, Class B-S, Class C-S, Class D-S, Class E-S, Class F-S, Class
      G-S and Class H-S Certificates in the following manner: the holders of each class of Class A-1S, Class A-2S, Class A-3S, Class A-MS, Class A-JS,
      Class B-S, Class C-S, Class D-S, Class E-S, Class F-S, Class G-S and Class
      H-S Certificates will receive on each Distribution Date an amount of Yield
      Maintenance Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X Certificates).

          YM Charge     Group Principal Paid to Class     (Pass-Through Rate on Class -- Discount Rate)
                     x  -----------------------------  x  ---------------------------------------------
                         Group Total Principal Paid         (Mortgage Rate on Loan -- Discount Rate)

o     Any prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X Certificates.

o     The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent mortgage loans. Under certain circumstances, the Special Servicer will be required to obtain a new appraisal and to the extent any such appraisal results in a downward adjustment of the collateral value, the interest portion of any
      P&I Advance will be reduced in proportion to such adjustment.

                                    6 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    7 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                 COLLATERAL CHARACTERISITCS - ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                 CUT-OFF DATE PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF                            NUMBER OF        PRINCIPAL                            WA UW
PRINCIPAL BALANCES                    LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

$126,000 - $2,999,999                   47        $     91,559,146      1.9%     67.7%    1.44x
$3,000,000 - $3,999,999                 33             115,786,598      2.4      69.8%    1.38x
$4,000,000 - $4,999,999                 23             103,366,485      2.1      71.5%    1.35x
$5,000,000 - $6,999,999                 43             256,763,925      5.3      70.1%    1.37x
$7,000,000 - $9,999,999                 28             222,937,230      4.6      71.5%    1.48x
$10,000,000 - $14,999,999               31             378,033,889      7.8      68.3%    1.48x
$15,000,000 - $24,999,999               33             639,991,980     13.1      72.4%    1.35x
$25,000,000 - $49,999,999               23             779,802,410     16.0      70.8%    1.37x
$50,000,000 - $149,999,999              11             854,277,176     17.5      65.5%    1.60x
$150,000,000 - $375,000,000              6           1,432,000,000     29.4      66.1%    1.61x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                278        $  4,874,518,839    100.0%     68.4%    1.49x
------------------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:      $17,534,240
AVERAGE BALANCE PER PROPERTY:  $14,682,286
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                RANGE OF MORTGAGE INTEREST RATES
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE INTEREST          NUMBER OF        PRINCIPAL                            WA UW
RATES                                 LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

5.3855% - 5.4999%                       12        $    484,377,176      9.9%     63.2%    1.78x
5.5000% - 5.7499%                       82           1,402,833,848     28.8      65.9%    1.71x
5.7500% - 5.9999%                      104           1,917,512,399     39.3      69.6%    1.37x
6.0000% - 6.2499%                       52             683,218,446     14.0      74.4%    1.27x
6.2500% - 6.4999%                       13             308,306,336      6.3      67.9%    1.33x
6.5000% - 7.3300%                       15              78,270,632      1.6      67.0%    1.38x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                278        $  4,874,518,839    100.0%     68.4%    1.49x
------------------------------------------------------------------------------------------------
WA INTEREST RATE:                   5.8138%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                            ORIGINAL TERM TO MATURITY/ARD IN MONTHS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL TERMS TO          NUMBER OF        PRINCIPAL                            WA UW
MATURITY/ARD                          LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

60 - 72                                 25        $    704,377,726     14.5%     67.5%    1.43x
73 - 84                                 10             450,212,214      9.2      66.1%    1.76x
85 - 120                               234           3,636,559,090     74.6      68.8%    1.48x
121 - 180                                9              83,369,809      1.7      70.1%    1.33x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                278        $  4,874,518,839    100.0%     68.4%    1.49x
------------------------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM:                 108
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                   GEOGRAPHIC DISTRIBUTION(1)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
GEOGRAPHIC LOCATION                PROPERTIES         BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

ILLINOIS                                38        $    725,764,507     14.9%     63.3%    1.94x
CALIFORNIA                              48             691,186,721     14.2      65.8%    1.49x
  Southern California                   41             620,991,721     12.7      66.1%    1.49x
  Northern California                    7              70,195,000      1.4      62.9%    1.47x
TEXAS                                   37             532,655,146     10.9      76.5%    1.32x
NEW YORK                                16             475,732,776      9.8      53.0%    1.35x
GEORGIA                                 15             347,330,094      7.1      71.7%    1.42x
VIRGINIA                                13             255,871,855      5.2      67.6%    1.49x
KANSAS                                  21             253,480,000      5.2      75.7%    1.45x
OTHER                                  144           1,592,497,740     32.7      72.1%    1.41x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                332        $  4,874,518,839    100.0%     68.4%    1.49x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                      UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
RANGE OF UW DSCRS                     LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

1.04X - 1.09X                            2        $      8,350,000      0.2%     71.9%    1.07x
1.10X - 1.14X                            2              35,175,000      0.7      77.6%    1.11x
1.15X - 1.19X                           40             487,659,876     10.0      74.0%    1.16x
1.20X - 1.29X                           90           1,271,345,433     26.1      75.9%    1.25x
1.30X - 1.49X                           72           1,894,271,969     38.9      66.6%    1.40x
1.50X - 1.74X                           29             527,212,949     10.8      73.4%    1.65x
1.75X - 3.19X                           43             650,503,612     13.3      50.5%    2.39x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                278        $  4,874,518,839    100.0%     68.4%    1.49x
------------------------------------------------------------------------------------------------
WA UW DSCR:                          1.49x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                         REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF REMAINING                  NUMBER OF        PRINCIPAL                            WA UW
TERMS TO MATURITY                     LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

55 - 60                                 25        $    704,377,726     14.5%     67.5%    1.43x
61 - 84                                 10             450,212,214      9.2      66.1%    1.76x
85 - 120                               234           3,636,559,090     74.6      68.8%    1.48x
121 - 180                                9              83,369,809      1.7      70.1%    1.33x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                278        $  4,874,518,839    100.0%     68.4%    1.49x
------------------------------------------------------------------------------------------------
WA REMAINING TERM:                     107
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                      PROPERTY TYPE DISTRIBUTION(1)
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                      NUMBER OF     PRINCIPAL       % OF     WA     WA UW
PROPERTY TYPE                   SUB PROPERTY TYPE    PROPERTIES      BALANCE        IPB     LTV     DSCR
----------------------------------------------------------------------------------------------------------

OFFICE                      Suburban                     59       $  984,192,043    20.2%   73.7%   1.38x
                            CBD                          13          679,390,700    13.9    67.2%   1.80x
                               SUBTOTAL:                 72       $1,663,582,743    34.1%   71.1%   1.55x
----------------------------------------------------------------------------------------------------------
RETAIL                      Anchored                     61       $1,103,315,778    22.6%   66.8%   1.51x
                            Unanchored                   24          139,579,828     2.9    74.0%   1.25x
                            Shadow Anchored               6           25,917,750     0.5    64.0%   1.46x
                               SUBTOTAL:                 91       $1,268,813,356    26.0%   67.6%   1.48x
----------------------------------------------------------------------------------------------------------
MULTIFAMILY                 Garden                       58       $  493,541,613    10.1%   69.5%   1.25x
                            Mid/High Rise                 2          378,000,000     7.8    48.6%   1.35x
                            Student Housing               6           62,866,867     1.3    70.8%   1.39x
                               SUBTOTAL:                 66       $  934,408,480    19.2%   61.1%   1.30x
----------------------------------------------------------------------------------------------------------
INDUSTRIAL                  Warehouse/Distribution       27       $  293,423,137     6.0%   74.6%   1.69x
                            Flex                         18          126,395,131     2.6    68.6%   1.49x
                               SUBTOTAL:                 45       $  419,818,268     8.6%   72.8%   1.63x
----------------------------------------------------------------------------------------------------------
HOTEL                       Limited Service              27       $  262,864,824     5.4%   70.0%   1.74x
                            Full Service                  5          100,492,873     2.1    71.7%   1.46x
                               SUBTOTAL:                 32       $  363,357,697     7.5%   70.4%   1.66x
----------------------------------------------------------------------------------------------------------
MIXED USE                   Office/Retail                 6       $  123,619,121     2.5%   76.2%   1.35x
                            Self Storage/Industrial       1           29,000,000     0.6    79.5%   1.23x
                            Office/Warehouse              1           17,500,000     0.4    65.5%   1.55x
                            Retail/Multifamily            1            3,000,000     0.1    52.6%   1.44x
                               SUBTOTAL:                  9       $  173,119,121     3.6%   75.3%   1.35x
----------------------------------------------------------------------------------------------------------
SELF STORAGE                                             14       $   40,290,491     0.8%   63.2%   1.52x
----------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                                      3       $   11,128,683     0.2%   65.4%   1.57x
----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                 332       $4,874,518,839   100.0%   68.4%   1.49x
----------------------------------------------------------------------------------------------------------

(1)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    8 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS - ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                            ORIGINAL AMORTIZATION TERM IN MONTHS(1)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL                   NUMBER OF        PRINCIPAL                            WA UW
AMORTIZATION TERMS                    LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

180 - 240                               11        $     60,202,805      3.4%     63.1%    1.37x
241 - 300                               16              91,445,752      5.1      69.9%    1.43x
301 - 360                              157           1,544,376,606     86.6      72.2%    1.30x
361 - 420                               13              87,764,000      4.9      72.4%    1.25x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                197        $  1,783,789,163    100.0%     71.8%    1.30x
------------------------------------------------------------------------------------------------
WA ORIGINAL AMORT TERM:                                        352
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                               LTV RATIOS AS OF THE CUT-OFF DATE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
RANGE OF CUT-OFF LTVS                 LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

22.0% - 50.0%                           10        $    638,198,105     13.1%     45.4%    1.96x
50.1% - 60.0%                           46             471,000,580      9.7      56.3%    1.91x
60.1% - 65.0%                           17             497,521,920     10.2      63.2%    1.51x
65.1% - 70.0%                           49             581,603,605     11.9      67.9%    1.34x
70.1% - 75.0%                           55             678,701,947     13.9      72.6%    1.30x
75.1% - 80.0%                           98           1,979,206,682     40.6      78.5%    1.35x
80.1% - 86.4%                            3              28,286,000      0.6      84.0%    1.25x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                278        $  4,874,518,839    100.0%     68.4%    1.49x
------------------------------------------------------------------------------------------------
WA CUT-OFF DATE LTV RATIO:                                    68.4%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                       AMORTIZATION TYPES
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
AMORTIZED TYPES                       LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

BALLOON LOANS
  INTEREST-ONLY                         81        $  3,090,729,676     63.4%     66.5%    1.60x
  PARTIAL INTEREST-ONLY                 85             999,960,000     20.5      72.9%    1.24x
  BALLOON                              111             780,329,163     16.0      70.5%    1.38x
FULLY AMORTIZING LOANS                   1               3,500,000      0.1      38.9%    2.01x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                278        $  4,874,518,839    100.0%     68.4%    1.49x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                 PARTIAL INTEREST-ONLY PERIODS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF PARTIAL                    NUMBER OF        PRINCIPAL                            WA UW
INTEREST-ONLY PERIODS                 LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

12                                       6        $     66,350,000      6.6%     72.7%    1.34x
13 - 24                                 19             122,685,000     12.3      74.5%    1.27x
25 - 36                                 29             311,705,000     31.2      72.4%    1.25x
37 - 48                                  4             139,000,000     13.9      70.1%    1.22x
49 - 60                                 27             360,220,000     36.0      73.9%    1.21x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 85        $    999,960,000    100.0%     72.9%    1.24x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                          LOAN PURPOSE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
LOAN PURPOSE                          LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

REFINANCE                              165        $  2,595,729,179     53.3%     65.7%    1.52x
ACQUISITION                            113           2,278,789,659     46.7      71.5%    1.46x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                278        $  4,874,518,839    100.0%     68.4%    1.49x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                            REMAINING AMORTIZATION TERM IN MONTHS(1)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF REMAINING                  NUMBER OF        PRINCIPAL                            WA UW
AMORTIZATION TERMS                    LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

179 - 240                               11        $     60,202,805      3.4%     63.1%    1.37x
241 - 300                               16              91,445,752      5.1      69.9%    1.43x
301 - 360                              157           1,544,376,606     86.6      72.2%    1.30x
361 - 420                               13              87,764,000      4.9      72.4%    1.25x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                197        $  1,783,789,163    100.0%     71.8%    1.30x
------------------------------------------------------------------------------------------------
WA REMAINING AMORT TERM:                                       352
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                           LTV RATIOS AS OF THE MATURITY/ARD DATE(2)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
RANGE OF MATURITY LTVS                LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

18.5% - 40.0%                            8        $    201,043,213      4.1%     39.7%    3.00x
40.1% - 50.0%                           24             540,522,811     11.1      50.9%    1.47x
50.1% - 60.0%                           76             736,430,674     15.1      61.8%    1.68x
60.1% - 70.0%                          113           1,557,117,758     32.0      70.0%    1.37x
70.1% - 80.0%                           56           1,835,904,383     37.7      78.1%    1.37x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                277        $  4,871,018,839    100.0%     68.4%    1.49x
------------------------------------------------------------------------------------------------
WA LTV RATIO AT MATURITY/ARD DATE:                            65.2%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                  YEAR BUILT/RENOVATED(3),(4)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF YEARS                      NUMBER OF        PRINCIPAL                            WA UW
BUILT/RENOVATED                    PROPERTIES         BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

1910 - 1959                              1        $      3,000,000      0.1%     75.0%    1.15x
1960 - 1969                             10              46,237,448      0.9      63.4%    1.70x
1970 - 1979                             16             206,582,552      4.2      77.3%    1.58x
1980 - 1989                             58             471,696,768      9.7      69.8%    1.46x
1990 - 1999                             72           1,251,216,797     25.7      71.4%    1.45x
2000 - 2006                            175           2,895,785,274     59.4      66.3%    1.51x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                332        $  4,874,518,839    100.0%     68.4%    1.49x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                     PREPAYMENT PROTECTION
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
PREPAYMENT PROTECTION                 LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

DEFEASANCE                             226        $  4,195,302,571     86.1%     67.9%    1.50x
YIELD MAINTENANCE                       48             622,411,268     12.8      72.2%    1.46x
DEFEASANCE/YIELD MAINTENANCE             3              54,005,000      1.1      67.2%    1.45x
FIXED PENALTY                            1               2,800,000      0.1      52.8%    2.12x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                278        $  4,874,518,839    100.0%     68.4%    1.49x
------------------------------------------------------------------------------------------------

(1)   Excludes loans that are interest-only for the entire term.

(2)   Excludes the fully amortizing mortgage loans.

(3)   Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each mortgaged property.

(4)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    9 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP S
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                CUT-OFF DATE PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF                            NUMBER OF        PRINCIPAL                            WA UW
PRINCIPAL BALANCES                    LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

$126,000 - $3,999,999                   13        $     21,450,000      1.8%     59.6%    1.82x
$4,000,000 - $4,999,999                  1               4,800,000      0.4      59.6%    1.82x
$5,000,000 - $5,999,999                  3              16,020,000      1.3      71.0%    1.51x
$6,000,000 - $6,999,999                  2              12,690,038      1.0      68.8%    1.52x
$7,000,000 - $9,999,999                  5              35,939,500      3.0      68.3%    1.50x
$10,000,000 - $14,999,999                8              96,818,226      8.0      63.9%    1.70x
$15,000,000 - $24,999,999                6             121,010,000     10.0      66.5%    1.37x
$25,000,000 - $49,999,999                7             237,715,000     19.6      68.5%    1.45x
$50,000,000 - $220,000,000               6             667,877,176     55.0      66.4%    1.63x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 51        $  1,214,319,940    100.0%     66.6%    1.57x
------------------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:      $23,810,195
AVERAGE BALANCE PER PROPERTY:  $14,286,117
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                RANGE OF MORTGAGE INTEREST RATES
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE                   NUMBER OF        PRINCIPAL                            WA UW
INTEREST RATES                        LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

5.3870% - 5.4999%                        1        $    142,877,176     11.8%     51.5%    2.41x
5.5000% - 5.7499%                       30             534,875,000     44.0      67.1%    1.54x
5.7500% - 5.9999%                        8             285,850,000     23.5      72.6%    1.37x
6.0000% - 6.1499%                        6              62,838,845      5.2      72.3%    1.32x
6.1500% - 6.9800%                        6             187,878,919     15.5      65.7%    1.43x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 51        $  1,214,319,940    100.0%     66.6%    1.57x
------------------------------------------------------------------------------------------------
WA INTEREST RATE:                   5.7911%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                            ORIGINAL TERM TO MATURITY/ARD IN MONTHS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL                   NUMBER OF        PRINCIPAL                            WA UW
TERMS TO MATURITY/ARD                 LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

60 - 72                                 25        $    704,377,726     58.0%     67.5%    1.43x
73 - 84                                 10             450,212,214     37.1      66.1%    1.76x
85 - 96                                 16              59,730,000      4.9      59.6%    1.82x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 51        $  1,214,319,940    100.0%     66.6%    1.57x
------------------------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM:                  71
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                   GEOGRAPHIC DISTRIBUTION(1)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                   NUMBER OF         PRINCIPAL                            WA UW
GEOGRAPHIC LOCATION                PROPERTIES         BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

KANSAS                                  18        $    229,300,000     18.9%     75.4%    1.43x
GEORGIA                                  6             205,420,000     16.9      67.6%    1.44x
ILLINOIS                                25             172,341,557     14.2      56.3%    2.10x
VIRGINIA                                 4             167,360,000     13.8      65.9%    1.57x
COLORADO                                 2              64,010,000      5.3      59.1%    1.34x
OTHER                                   30             375,888,383     31.0      67.1%    1.52x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 85        $  1,214,319,940    100.0%     66.6%    1.57x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                      UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF                            NUMBER OF        PRINCIPAL                            WA UW
UW DSCRS                              LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

1.20X - 1.24X                            5        $     96,940,038      8.0%     67.9%    1.23x
1.25X - 1.29X                            5              69,188,845      5.7      78.0%    1.28x
1.30X - 1.39X                            4             269,199,500     22.2      74.8%    1.38x
1.40X - 1.49X                            8             410,960,000     33.8      67.1%    1.43x
1.50X - 1.69X                            3              53,794,381      4.4      67.2%    1.58x
1.70X - 1.99X                           25             171,360,000     14.1      59.6%    1.82x
2.00X - 2.41X                            1             142,877,176     11.8      51.5%    2.41x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 51        $  1,214,319,940    100.0%     66.6%    1.57x
------------------------------------------------------------------------------------------------
WA UW DSCR:                          1.57X
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                         REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF REMAINING                  NUMBER OF        PRINCIPAL                            WA UW
TERMS TO MATURITY                     LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

55 - 60                                 25        $    704,377,726     58.0%     67.5%    1.43x
61 - 84                                 10             450,212,214     37.1      66.1%    1.76x
85 - 96                                 16              59,730,000      4.9      59.6%    1.82x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 51        $  1,214,319,940    100.0%     66.6%    1.57x
------------------------------------------------------------------------------------------------
WA REMAINING TERM:                      70
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                      PROPERTY TYPE DISTRIBUTION(1)
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                     NUMBER OF      PRINCIPAL      % OF      WA     WA UW
PROPERTY TYPE               SUB PROPERTY TYPE        PROPERTIES      BALANCE        IPB     LTV     DSCR
----------------------------------------------------------------------------------------------------------

OFFICE                      Suburban                     28       $  342,040,000    28.2%   72.4%   1.50x
                            CBD                           3           70,048,845     5.8    73.7%   1.44x
                             Subtotal:                   31       $  412,088,845    33.9%   72.6%   1.49x
----------------------------------------------------------------------------------------------------------
RETAIL                      Anchored                     16       $  386,577,176    31.8%   59.7%   1.77x
                            Unanchored                    4           21,390,038     1.8    74.5%   1.43x
                            Shadow Anchored               1            3,600,000     0.3    51.5%   2.41x
                             Subtotal:                   21       $  411,567,214    33.9%   60.4%   1.76x
----------------------------------------------------------------------------------------------------------
MULTIFAMILY                 Garden                        9       $  181,009,500    14.9%   66.0%   1.30x
                            Student Housing               1           29,505,000     2.4    67.1%   1.56x
                             Subtotal:                   10       $  210,514,500    17.3%   66.2%   1.34x
----------------------------------------------------------------------------------------------------------
INDUSTRIAL                  Flex                          6       $   62,240,000     5.1%   64.7%   1.70x
                            Warehouse/Distribution       14           31,620,000     2.6    59.6%   1.82x
                             Subtotal:                   20       $   93,860,000     7.7%   63.0%   1.74x
----------------------------------------------------------------------------------------------------------
HOTEL                       Full Service                  2       $   75,000,000     6.2%   73.0%   1.43x
                            Limited Service               1           11,289,381     0.9    68.0%   1.67x
                             Subtotal:                    3       $   86,289,381     7.1%   72.4%   1.46x
----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                  85       $1,214,319,940   100.0%   66.6%   1.57x
----------------------------------------------------------------------------------------------------------

(1)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    10 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP S
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                             ORIGINAL AMORTIZATION TERM IN MONTHS(1)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL                   NUMBER OF        PRINCIPAL                            WA UW
AMORTIZATION TERMS                    LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

300 - 330                                1        $     13,000,000     14.6%     66.7%    1.56x
331 - 360                                7              76,268,264     85.4      68.8%    1.32x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  8        $     89,268,264    100.0%     68.5%    1.35x
------------------------------------------------------------------------------------------------
WA ORIGINAL AMORT TERM:                                        349
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                               LTV RATIOS AS OF THE CUT-OFF DATE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
RANGE OF CUT-OFF LTVS                 LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

51.5% - 55.0%                            1        $    142,877,176     11.8%     51.5%    2.41x
55.1% - 65.0%                           30             480,370,000     39.6      61.7%    1.56x
65.1% - 70.0%                            8             150,144,381     12.4      67.0%    1.40x
70.1% - 80.0%                           12             440,928,383     36.3      76.7%    1.37x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 51        $  1,214,319,940    100.0%     66.6%    1.57x
------------------------------------------------------------------------------------------------
WA CUT-OFF DATE LTV RATIO:                                    66.6%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                       AMORTIZATION TYPES
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
AMORTIZED TYPES                       LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

BALLOON LOANS
  INTEREST-ONLY                         43        $  1,125,051,676     92.6%     66.5%    1.59x
  BALLOON                                4              49,068,264      4.0      67.6%    1.33x
  PARTIAL INTEREST-ONLY                  4              40,200,000      3.3      69.6%    1.39x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 51        $  1,214,319,940    100.0%     66.6%    1.57x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                 PARTIAL INTEREST-ONLY PERIODS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF PARTIAL                    NUMBER OF        PRINCIPAL                            WA UW
INTEREST-ONLY PERIODS                 LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

12                                       1        $     15,000,000     37.3%     65.2%    1.34x
13-24                                    3              25,200,000     62.7      72.3%    1.41x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  4        $     40,200,000    100.0%     69.6%    1.39x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                          LOAN PURPOSE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
LOAN PURPOSE                          LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

ACQUISITION                             39        $    762,641,057     62.8%     65.8%    1.69x
REFINANCE                               12             451,678,883     37.2      68.0%    1.38x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 51        $  1,214,319,940    100.0%     66.6%    1.57x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                            REMAINING AMORTIZATION TERM IN MONTHS(1)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF REMAINING                  NUMBER OF        PRINCIPAL                            WA UW
AMORTIZATION TERM                     LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

300 - 330                                1        $     13,000,000     14.6%     66.7%    1.56x
331 - 360                                7              76,268,264     85.4      68.8%    1.32x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  8        $     89,268,264    100.0%     68.5%    1.35x
------------------------------------------------------------------------------------------------
WA REMAINING AMORT TERM:                                       349
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                             LTV RATIOS AS OF THE MATURITY/ARD DATE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
RANGE OF MATURITY LTVS                LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

51.5% - 55.0%                            2        $    162,877,176     13.4%     52.2%    2.26x
55.1% - 65.0%                           32             499,659,381     41.1      62.3%    1.57x
65.1% - 70.0%                            5             110,855,000      9.1      67.2%    1.36x
70.1% - 79.4%                           12             440,928,383     36.3      76.7%    1.37x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 51        $  1,214,319,940    100.0%     66.6%    1.57x
------------------------------------------------------------------------------------------------
WA LTV RATIO AT MATURITY/ARD DATE:                            66.3%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                  YEAR BUILT/RENOVATED(2),(3)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF YEARS                     NUMBER OF         PRINCIPAL                            WA UW
BUILT/RENOVATED                    PROPERTIES         BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

1928 - 1969                              6        $     19,625,000      1.6%     55.8%    2.10x
1970 - 1979                              6              29,026,000      2.4      73.5%    1.45x
1980 - 1989                             13              97,334,381      8.0      70.3%    1.62x
1990 - 1999                             25             369,824,521     30.5      62.6%    1.66x
2000 - 2006                             35             698,510,038     57.5      68.2%    1.51x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 85        $  1,214,319,940    100.0%     66.6%    1.57X
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                     PREPAYMENT PROTECTION
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
PREPAYMENT PROTECTION                 LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

DEFEASANCE                              43        $    861,114,940     70.9%     63.8%    1.65x
YIELD MAINTENANCE                        7             323,700,000     26.7      74.1%    1.36x
DEFEASANCE/YIELD MAINTENANCE             1              29,505,000      2.4      67.1%    1.56x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 51        $  1,214,319,940    100.0%     66.6%    1.57X
------------------------------------------------------------------------------------------------

(1)   Excludes loans that are interest-only for the entire term.

(2)   Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each mortgaged property.

(3)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    11 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS - LOAN GROUP R-1
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                 CUT-OFF DATE PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF                            NUMBER OF        PRINCIPAL                            WA UW
PRINCIPAL BALANCES                    LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

$1,150,000 - $2,999,999                 23        $     52,738,988      1.8%     68.2%    1.44x
$3,000,000 - $3,999,999                 20              70,207,312      2.4      70.4%    1.40x
$4,000,000 - $4,999,999                 20              89,786,485      3.0      71.8%    1.32x
$5,000,000 - $6,999,999                 27             161,724,006      5.5      69.7%    1.40x
$7,000,000 - $9,999,999                 16             127,475,769      4.3      70.6%    1.61x
$10,000,000 - $14,999,999               18             223,430,380      7.5      69.1%    1.45x
$15,000,000 - $24,999,999               26             503,981,980     17.0      73.9%    1.35x
$25,000,000 - $49,999,999               14             489,790,000     16.5      72.2%    1.35x
$50,000,000 - $236,000,000              10           1,243,400,000     42.0      70.9%    1.67x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                174        $  2,962,534,919    100.0%     71.4%    1.51x
------------------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:      $17,026,063
AVERAGE BALANCE PER PROPERTY:  $15,349,922
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                RANGE OF MORTGAGE INTEREST RATES
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE INTEREST          NUMBER OF        PRINCIPAL                            WA UW
RATES                                 LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

5.3855% - 5.4999%                       11        $    341,500,000     11.5%     68.1%    1.52x
5.5000% - 5.7499%                       32             730,358,678     24.7      64.5%    1.91x
5.7500% - 5.9999%                       78           1,159,326,401     39.1      75.2%    1.40x
6.0000% - 6.4999%                       47             708,094,551     23.9      73.9%    1.27x
6.5000% - 6.7499%                        5              20,459,463      0.7      63.8%    1.51x
6.7500% - 6.8800%                        1               2,795,825      0.1      76.6%    1.30x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                174        $  2,962,534,919    100.0%     71.4%    1.51x
------------------------------------------------------------------------------------------------
WA INTEREST RATE:                   5.8140%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                            ORIGINAL TERM TO MATURITY/ARD IN MONTHS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL TERMS TO          NUMBER OF        PRINCIPAL                            WA UW
MATURITY/ARD                          LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

120                                    170        $  2,892,688,172     97.6%     71.4%    1.51x
121 - 180                                4              69,846,747      2.4      71.3%    1.36x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                174        $  2,962,534,919    100.0%     71.4%    1.51x
------------------------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM:                 121
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    GEOGRAPHIC DISTRIBUTION(1)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
GEOGRAPHIC LOCATION                 PROPERTIES        BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

ILLINOIS                                13        $    553,422,950     18.7%     65.5%    1.90x
CALIFORNIA                              32             546,864,656     18.5      65.2%    1.53x
  Southern California                   26             482,169,656     16.3      65.5%    1.54x
  Northern California                    6              64,695,000      2.2      63.4%    1.49x
TEXAS                                   26             457,082,258     15.4      77.0%    1.31x
MISSOURI                                 4             168,900,000      5.7      78.4%    1.70x
OTHER                                  118           1,236,265,055     41.7      73.7%    1.37x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                193        $  2,962,534,919    100.0%     71.4%    1.51x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                      UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
RANGE OF UW DSCRS                     LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

1.04X - 1.09X                            2        $      8,350,000      0.3%     71.9%    1.07x
1.10X - 1.14X                            2              35,175,000      1.2      77.6%    1.11x
1.15X - 1.19X                           27             404,929,360     13.7      74.5%    1.16x
1.20X - 1.29X                           51             900,884,635     30.4      77.7%    1.26x
1.30X - 1.49X                           50             806,660,921     27.2      71.7%    1.41x
1.50X - 1.74X                           25             470,268,568     15.9      74.1%    1.66x
1.75X - 3.19X                           17             336,266,436     11.4      45.4%    2.68x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                174        $  2,962,534,919    100.0%     71.4%    1.51x
------------------------------------------------------------------------------------------------
WA UW DSCR:                          1.51X
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                         REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF REMAINING TERMS            NUMBER OF        PRINCIPAL                            WA UW
TO MATURITY                           LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

109 - 120                              170        $  2,892,688,172     97.6%     71.4%    1.51x
121 - 180                                4              69,846,747      2.4      71.3%    1.36x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                174        $  2,962,534,919    100.0%     71.4%    1.51x
------------------------------------------------------------------------------------------------
WA REMAINING TERM:                     120
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                      PROPERTY TYPE DISTRIBUTION(1)
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                     NUMBER OF      PRINCIPAL       % OF     WA     WA UW
PROPERTY TYPE               SUB PROPERTY TYPE        PROPERTIES      BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------------------------

OFFICE                      Suburban                      31      $  642,152,043    21.7%   74.4%   1.32x
                            CBD                           10         609,341,855    20.6    66.5%   1.85x
                              Subtotal:                   41      $1,251,493,898    42.2%   70.5%   1.57x
----------------------------------------------------------------------------------------------------------
RETAIL                      Anchored                      45      $  716,738,602    24.2%   70.7%   1.37x
                            Unanchored                    20         118,189,790     4.0    74.0%   1.21x
                            Shadow Anchored                5          22,317,750     0.8    66.0%   1.30x
                              Subtotal:                   70      $  857,246,142    28.9%   71.0%   1.35x
----------------------------------------------------------------------------------------------------------
INDUSTRIAL                  Warehouse/Distribution        13      $  261,803,137     8.8%   76.4%   1.68x
                            Flex                          12          64,155,131     2.2    72.5%   1.29x
                              Subtotal:                   25      $  325,958,268    11.0%   75.7%   1.60x
----------------------------------------------------------------------------------------------------------
HOTEL                       Limited Service               26      $  251,575,443     8.5%   70.0%   1.75x
                            Full Service                   3          25,492,873     0.9    67.9%   1.55x
                              Subtotal:                   29      $  277,068,316     9.4%   69.8%   1.73x
----------------------------------------------------------------------------------------------------------
MIXED USE                   Office/Retail                  6      $  123,619,121     4.2%   76.2%   1.35x
                            Self Storage/Industrial        1          29,000,000     1.0    79.5%   1.23x
                            Office/Warehouse               1          17,500,000     0.6    65.5%   1.55x
                            Retail/Multifamily             1           3,000,000     0.1    52.6%   1.44x
                              Subtotal:                    9      $  173,119,121     5.8%   75.3%   1.35x
----------------------------------------------------------------------------------------------------------
SELF STORAGE                                              14      $   40,290,491     1.4%   63.2%   1.52x
----------------------------------------------------------------------------------------------------------
MULTIFAMILY                 Student Housing                1      $   22,075,000     0.7%   75.3%   1.21x
                            Garden                         1           5,675,000     0.2    75.2%   1.15x
                            Mid/High Rise                  1           3,000,000     0.1    75.0%   1.15x
                              Subtotal:                    3      $   30,750,000     1.0%   75.3%   1.19x
----------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                                       2      $    6,608,683     0.2%   56.9%   1.75x
----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                  193      $2,962,534,919   100.0%   71.4%   1.51x
----------------------------------------------------------------------------------------------------------

(1)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    12 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS - LOAN GROUP R-1
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                            ORIGINAL AMORTIZATION TERM IN MONTHS(1)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL                   NUMBER OF        PRINCIPAL                            WA UW
AMORTIZATION TERMS                    LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

180 - 240                               11        $     60,202,805      4.3%     63.1%    1.37x
241 - 300                               15              78,445,752      5.6      70.4%    1.40x
301 - 360                              107           1,202,364,362     86.0      72.7%    1.31x
361 - 420                                8              57,764,000      4.1      71.0%    1.30x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                141        $  1,398,776,919    100.0%     72.1%    1.32x
------------------------------------------------------------------------------------------------
WA ORIGINAL AMORT TERM:                                        349
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                               LTV RATIOS AS OF THE CUT-OFF DATE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
RANGE OF CUT-OFF LTVS                 LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

22.0% - 50.0%                            8        $    262,603,562      8.9%     41.2%    2.84x
50.1% - 60.0%                           16              83,334,404      2.8      55.6%    1.76x
60.1% - 65.0%                           13             246,921,920      8.3      62.6%    1.60x
65.1% - 70.0%                           28             317,911,110     10.7      68.3%    1.36x
70.1% - 75.0%                           37             531,108,263     17.9      72.6%    1.29x
75.1% - 80.0%                           70           1,494,569,660     50.4      79.0%    1.36x
80.1% - 86.4%                            2              26,086,000      0.9      84.2%    1.24x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                174        $  2,962,534,919    100.0%     71.4%    1.51x
------------------------------------------------------------------------------------------------
WA CUT-OFF DATE LTV RATIO:                                    71.4%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                       AMORTIZATION TYPES
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
AMORTIZED TYPES                       LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

BALLOON LOANS
  INTEREST-ONLY                         33        $  1,563,758,000     52.8%     70.7%    1.68x
  PARTIAL INTEREST-ONLY                 64             831,225,000     28.1      73.0%    1.24x
  BALLOON                               76             564,051,919     19.0      71.0%    1.43x
FULLY AMORTIZING LOANS                   1               3,500,000      0.1      38.9%    2.01x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                174        $  2,962,534,919    100.0%     71.4%    1.51x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                 PARTIAL INTEREST-ONLY PERIODS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF PARTIAL INTEREST-          NUMBER OF        PRINCIPAL                            WA UW
ONLY PERIODS                          LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

12                                       2        $     30,000,000      3.6%     72.3%    1.38x
13 - 24                                 11              67,485,000      8.1      75.1%    1.26x
25 - 36                                 24             282,845,000     34.0      72.4%    1.26x
37 - 48                                  4             139,000,000     16.7      70.1%    1.22x
49 - 60                                 23             311,895,000     37.5      74.4%    1.21x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 64        $    831,225,000    100.0%     73.0%    1.24x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                          LOAN PURPOSE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
LOAN PURPOSE                          LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

REFINANCE                              114        $  1,538,013,490     51.9%     68.5%    1.65x
ACQUISITION                             60           1,424,521,428     48.1      74.4%    1.36x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                174        $  2,962,534,919    100.0%     71.4%    1.51x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                            REMAINING AMORTIZATION TERM IN MONTHS(1)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF REMAINING                  NUMBER OF        PRINCIPAL                            WA UW
AMORTIZATION TERM                     LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

179 - 240                               11        $     60,202,805      4.3%     63.1%    1.37x
241 - 300                               15              78,445,752      5.6      70.4%    1.40x
301 - 360                              107           1,202,364,362     86.0      72.7%    1.31x
361 - 420                                8              57,764,000      4.1      71.0%    1.30x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                141        $  1,398,776,919    100.0%     72.1%    1.32x
------------------------------------------------------------------------------------------------
WA REMAINING AMORT TERM:                                       349
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                           LTV RATIOS AS OF THE MATURITY/ARD DATE(2)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
RANGE OF MATURITY LTVS                LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

18.5% - 40.0%                            7        $    200,448,670      6.8%     39.7%    3.00x
40.1% - 50.0%                           21             156,003,811      5.3      56.3%    1.78x
50.1% - 60.0%                           31             237,928,223      8.0      66.8%    1.44x
60.1% - 70.0%                           77           1,018,898,215     34.4      71.6%    1.37x
70.1% - 80.0%                           37           1,345,756,000     45.5      78.5%    1.37x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                173        $  2,959,034,919    100.0%     71.4%    1.51x
------------------------------------------------------------------------------------------------
WA LTV RATIO AT MATURITY/ARD DATE:                            67.1%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                  YEAR BUILT/RENOVATED(3)(4)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF YEARS                     NUMBER OF         PRINCIPAL                            WA UW
BUILT/RENOVATED                    PROPERTIES         BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

1910 - 1969                              2        $     17,000,000      0.6%     70.1%    1.46x
1970 - 1979                              7             165,048,500      5.6      78.3%    1.63x
1980 - 1989                             28             242,106,337      8.2      68.7%    1.51x
1990 - 1999                             40             853,749,392     28.8      75.1%    1.36x
2000 - 2006                            116           1,684,630,689     56.9      69.2%    1.57x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                193        $  2,962,534,919    100.0%     71.4%    1.51x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                     PREPAYMENT PROTECTION
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
PREPAYMENT PROTECTION                 LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

DEFEASANCE                             134        $  2,662,442,289     89.9%     71.6%    1.50x
YIELD MAINTENANCE                       37             272,792,630      9.2      69.4%    1.59x
DEFEASANCE/YIELD MAINTENANCE             2              24,500,000      0.8      67.4%    1.32x
FIXED PENALTY                            1               2,800,000      0.1      52.8%    2.12x

------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                174        $  2,962,534,919    100.0%     71.4%    1.51x
------------------------------------------------------------------------------------------------

(1)   Excludes loans that are interest-only for the entire term.

(2)   Excludes the fully amortizing mortgage loans.

(3)   Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each mortgaged property.

(4)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    13 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS - LOAN GROUP R-2
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                CUT -OFF DATE PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF                            NUMBER OF        PRINCIPAL                            WA UW
PRINCIPAL BALANCES                    LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

$594,543 - $2,999,999                   13        $     24,359,158      3.5%     71.3%    1.24x
$3,000,000 - $3,999,999                 11              38,590,286      5.5      70.5%    1.26x
$4,000,000 - $4,999,999                  2               8,780,000      1.3      74.6%    1.37x
$5,000,000 - $6,999,999                 11              66,329,881      9.5      71.3%    1.24x
$7,000,000 - $9,999,999                  7              59,521,962      8.5      75.3%    1.20x
$10,000,000 - $14,999,999                5              57,785,283      8.3      72.7%    1.25x
$15,000,000 - $24,999,999                1              15,000,000      2.2      68.8%    1.20x
$25,000,000 - $375,000,000               3             427,297,410     61.2      50.7%    1.33x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 53        $    697,663,980    100.0%     59.1%    1.30x
------------------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:      $13,163,471
AVERAGE BALANCE PER PROPERTY:  $12,919,703
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                RANGE OF MORTGAGE INTEREST RATES
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE INTEREST          NUMBER OF        PRINCIPAL                            WA UW
RATES                                 LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

5.5700% - 5.7499%                       20        $    137,600,170     19.7%     69.0%    1.27x
5.7500% - 5.9999%                       18             472,335,998     67.7      53.9%    1.32x
6.0000% - 6.2499%                        8              47,777,005      6.8      76.8%    1.27x
6.2500% - 7.3300%                        7              39,950,807      5.7      65.4%    1.17x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 53        $    697,663,980    100.0%     59.1%    1.30x
------------------------------------------------------------------------------------------------
WA INTEREST RATE:                   5.8526%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                            ORIGINAL TERM TO MATURITY/ARD IN MONTHS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL TERMS TO          NUMBER OF        PRINCIPAL                            WA UW
MATURITY/ARD                          LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

116 - 120                               48        $    684,140,918     98.1%     59.0%    1.30x
121 - 180                                5              13,523,062      1.9      63.5%    1.18x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 53        $    697,663,980    100.0%     59.1%    1.30x
------------------------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM:                 121
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                   GEOGRAPHIC DISTRIBUTION(1)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                   NUMBER OF         PRINCIPAL                            WA UW
GEOGRAPHIC LOCATION                PROPERTIES         BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

NEW YORK                                 1        $    375,000,000     53.8%     48.4%    1.35x
CALIFORNIA                              13              92,717,065     13.3      68.8%    1.25x
  Southern California                   12              87,217,065     12.5      69.5%    1.25x
  Northern California                    1               5,500,000      0.8      57.9%    1.26x
ARIZONA                                  8              52,693,917      7.6      72.8%    1.20x
TEXAS                                    6              36,994,543      5.3      74.0%    1.22x
OTHER                                   26             140,258,455     20.1      72.2%    1.24x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 54        $    697,663,980    100.0%     59.1%    1.30x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                      UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
RANGE OF UW DSCRS                     LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

1.15X - 1.19X                           13        $     82,730,517     11.9%     71.2%    1.16x
1.20X - 1.29X                           29             204,331,915     29.3      71.4%    1.24x
1.30X - 1.39X                            9             403,191,548     57.8      50.2%    1.35x
1.40X - 1.49X                            1               4,260,000      0.6      71.1%    1.45x
1.50X - 1.62X                            1               3,150,000      0.5      70.8%    1.62x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 53        $    697,663,980    100.0%     59.1%    1.30x
------------------------------------------------------------------------------------------------
WA UW DSCR:                          1.30X
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                         REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF REMAINING TERMS            NUMBER OF        PRINCIPAL                            WA UW
TO MATURITY                           LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

111 - 120                               48        $    684,140,918     98.1%     59.0%    1.30x
121 - 180                                5              13,523,062      1.9      63.5%    1.18x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 53        $    697,663,980    100.0%     59.1%    1.30x
------------------------------------------------------------------------------------------------
WA REMAINING TERM:                     120
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                      PROPERTY TYPE DISTRIBUTION(1)
----------------------------------------------------------------------------------------------------------
                                                     NUMBER OF      PRINCIPAL      % OF      WA     WA UW
PROPERTY TYPE               SUB PROPERTY TYPE        PROPERTIES      BALANCE        IPB     LTV     DSCR
----------------------------------------------------------------------------------------------------------

MULTIFAMILY                 Mid/High Rise                 1       $  375,000,000    53.8%   48.4%   1.35x
                            Garden                       48          306,857,113    44.0    71.4%   1.23x
                            Student Housing               4           11,286,867     1.6    71.7%   1.30x
                              Subtotal:                  53       $  693,143,980    99.4%   59.0%   1.30x
----------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                                      1       $    4,520,000     0.6%   77.9%   1.30x
----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                  54       $  697,663,980   100.0%   59.1%   1.30x
----------------------------------------------------------------------------------------------------------

(1)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    14 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS -- LOAN GROUP R-2
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                            ORIGINAL AMORTIZATION TERM IN MONTHS(1)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL                   NUMBER OF        PRINCIPAL                            WA UW
AMORTIZATION TERMS                    LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

360                                     43        $    265,743,980     89.9%     70.8%    1.24x
361 - 420                                5              30,000,000     10.1      75.1%    1.16x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 48        $    295,743,980    100.0%     71.3%    1.23x
------------------------------------------------------------------------------------------------
WA ORIGINAL AMORT TERM:                                        366
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                               LTV RATIOS AS OF THE CUT-OFF DATE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
RANGE OF CUT-OFF LTVS                 LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

45.7% - 50.0%                            2        $    375,594,543     53.8%     48.4%    1.35x
50.1% - 60.0%                            2               9,419,000      1.4      57.8%    1.24x
60.1% - 70.0%                           14             119,148,114     17.1      67.7%    1.22x
70.1% - 80.0%                           34             191,302,323     27.4      74.5%    1.24x
80.1% - 81.5%                            1               2,200,000      0.3      81.5%    1.31x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 53        $    697,663,980    100.0%     59.1%    1.30x
------------------------------------------------------------------------------------------------
WA CUT-OFF DATE LTV RATIO:                                    59.1%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                       AMORTIZATION TYPES
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
AMORTIZED TYPES                       LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

BALLOON LOANS
  Interest-Only                          5        $    401,920,000     57.6%     50.2%    1.34x
  Balloon                               31             167,208,980     24.0      69.5%    1.24x
  Partial Interest-Only                 17             128,535,000     18.4      73.5%    1.21x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 53        $    697,663,980    100.0%     59.1%    1.30x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                 PARTIAL INTEREST-ONLY PERIODS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF PARTIAL                    NUMBER OF        PRINCIPAL                            WA UW
INTEREST-ONLY PERIODS                 LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

12 - 36                                 13        $     80,210,000     62.4%     75.0%    1.22x
37 - 60                                  4              48,325,000     37.6      71.0%    1.20x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 17        $    128,535,000    100.0%     73.5%    1.21x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                          LOAN PURPOSE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
LOAN PURPOSE                          LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

REFINANCE                               39        $    606,036,806     86.9%     56.9%    1.31x
ACQUISITION                             14              91,627,174     13.1      73.5%    1.22x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 53        $    697,663,980    100.0%     59.1%    1.30x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                            REMAINING AMORTIZATION TERM IN MONTHS(1)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF REMAINING                  NUMBER OF        PRINCIPAL                            WA UW
AMORTIZATION TERMS                    LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

354 - 360                               43        $    265,743,980     89.9%     70.8%    1.24x
361 - 420                                5              30,000,000     10.1      75.1%    1.16x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 48        $    295,743,980    100.0%     71.3%    1.23x
------------------------------------------------------------------------------------------------
WA REMAINING AMORT TERM:                                       365
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                             LTV RATIOS AS OF THE MATURITY/ARD DATE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
RANGE OF MATURITY LTVS                LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

35.5% - 50.0%                            4        $    385,113,543     55.2%     48.7%    1.35x
50.1% - 60.0%                           17             120,255,274     17.2      68.5%    1.25x
60.1% - 70.0%                           25             143,075,162     20.5      72.6%    1.22x
70.1% - 79.6%                            7              49,220,000      7.1      78.2%    1.24x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 53        $    697,663,980    100.0%     59.1%    1.30x
------------------------------------------------------------------------------------------------
WA LTV RATIO AT MATURITY/ARD DATE:                            55.2%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                  YEAR BUILT/RENOVATED(2), (3)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF YEARS                      NUMBER OF        PRINCIPAL                            WA UW
BUILT/RENOVATED                     PROPERTIES        BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

1963 - 1969                              3        $     12,612,448      1.8%     69.2%    1.27x
1970 - 1979                              3              12,508,052      1.8      72.3%    1.31x
1980 - 1989                             17             132,256,050     19.0      71.4%    1.24x
1990 - 1999                              7              27,642,883      4.0      76.3%    1.31x
2000 - 2006                             24             512,644,547     73.5      54.4%    1.31x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 54        $    697,663,980    100.0%     59.1%    1.30x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                     PREPAYMENT PROTECTION
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
PREPAYMENT PROTECTION                 LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

DEFEASANCE                              49        $    671,745,342     96.3%     58.4%    1.30x
YIELD MAINTENANCE                        4              25,918,638      3.7      78.3%    1.25x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 53        $    697,663,980    100.0%     59.1%    1.30x
------------------------------------------------------------------------------------------------

(1)   Excludes loans that are interest-only for the entire term.

(2)   Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each mortgaged property.

(3)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    15 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP R
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                 CUT-OFF DATE PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF                            NUMBER OF        PRINCIPAL                            WA UW
PRINCIPAL BALANCES                    LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

$594,543 - $2,999,999                   36        $     77,098,146      2.1%     69.2%    1.37x
$3,000,000 - $3,999,999                 31             108,797,598      3.0      70.4%    1.35x
$4,000,000 - $4,999,999                 22              98,566,485      2.7      72.1%    1.33x
$5,000,000 - $6,999,999                 38             228,053,887      6.2      70.2%    1.36x
$7,000,000 - $9,999,999                 23             186,997,730      5.1      72.1%    1.48x
$10,000,000 - $14,999,999               23             281,215,663      7.7      69.9%    1.41x
$15,000,000 - $24,999,999               27             518,981,980     14.2      73.8%    1.34x
$25,000,000 - $49,999,999               16             542,087,410     14.8      71.7%    1.34x
$50,000,000 - $375,000,000              11           1,618,400,000     44.2      65.6%    1.60x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                227        $  3,660,198,899    100.0%     69.0%    1.47x
------------------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:      $16,124,224
AVERAGE BALANCE PER PROPERTY:  $14,818,619
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                RANGE OF MORTGAGE INTEREST RATES
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE                   NUMBER OF        PRINCIPAL                            WA UW
INTEREST RATES                        LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

5.3855% - 5.4999%                       11        $    341,500,000      9.3%     68.1%    1.52x
5.5000% - 5.7499%                       52             867,958,848     23.7      65.2%    1.81x
5.7500% - 5.9999%                       96           1,631,662,399     44.6      69.0%    1.38x
6.0000% - 6.4999%                       57             782,396,556     21.4      73.9%    1.26x
6.5000% - 6.7499%                        6              21,882,208      0.6      64.3%    1.49x
6.7500% - 7.3300%                        5              14,798,886      0.4      64.3%    1.20x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                227        $  3,660,198,899    100.0%     69.0%    1.47x
------------------------------------------------------------------------------------------------
WA INTEREST RATE:                   5.8213%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                            ORIGINAL TERM TO MATURITY/ARD IN MONTHS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL                   NUMBER OF        PRINCIPAL                            WA UW
TERMS TO MATURITY/ARD                 LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

116 - 120                              218        $  3,576,829,090     97.7%     69.0%    1.47x
121 - 180                                9              83,369,809      2.3      70.1%    1.33x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                227        $  3,660,198,899    100.0%     69.0%    1.47x
------------------------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM:                 121
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                   GEOGRAPHIC DISTRIBUTION(1)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
GEOGRAPHIC LOCATION                 PROPERTIES        BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

CALIFORNIA                              45        $    639,581,721     17.5%     65.7%    1.49x
  Southern California                   38             569,386,721     15.6      66.1%    1.49x
  Northern California                    7              70,195,000      1.9      62.9%    1.47x
ILLINOIS                                13             553,422,950     15.1      65.5%    1.90x
TEXAS                                   32             494,076,801     13.5      76.8%    1.31x
NEW YORK                                16             475,732,776     13.0      53.0%    1.35x
OTHER                                  141           1,497,384,651     40.9      74.3%    1.39x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                247        $  3,660,198,899    100.0%     69.0%    1.47x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                      UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
RANGE OF UW DSCRS                     LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

1.04X - 1.09X                            2        $      8,350,000      0.2%     71.9%    1.07x
1.10X - 1.14X                            2              35,175,000      1.0      77.6%    1.11x
1.15X - 1.19X                           40             487,659,876     13.3      74.0%    1.16x
1.20X - 1.29X                           80           1,105,216,550     30.2      76.5%    1.25x
1.30X - 1.49X                           60           1,214,112,469     33.2      64.6%    1.39x
1.50X - 1.74X                           26             473,418,568     12.9      74.1%    1.66x
1.75X - 3.19X                           17             336,266,436      9.2      45.4%    2.68x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                227        $  3,660,198,899    100.0%     69.0%    1.47x
------------------------------------------------------------------------------------------------
WA UW DSCR:                          1.47X
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                         REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF REMAINING                  NUMBER OF        PRINCIPAL                            WA UW
TERMS TO MATURITY                     LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

109 - 120                              218        $  3,576,829,090     97.7%     69.0%    1.47x
121 - 180                                9              83,369,809      2.3      70.1%    1.33x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                227        $  3,660,198,899    100.0%     69.0%    1.47x
------------------------------------------------------------------------------------------------
WA REMAINING TERM:                     120
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                    PROPERTY TYPE DISTRIBUTION(1)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                  NUMBER OF      PRINCIPAL                WA    WA UW
PROPERTY TYPE            SUB PROPERTY TYPE        PROPERTIES      BALANCE      % OF IPB   LTV   DSCR
------------------------------------------------------------------------------------------------------

OFFICE                   Suburban                     31      $   642,152,043    17.5%   74.4%  1.32x
                         CBD                          10          609,341,855    16.6    66.5%  1.85x
                          SUBTOTAL:                   41      $ 1,251,493,898    34.2%   70.5%  1.57x
------------------------------------------------------------------------------------------------------
RETAIL                   Anchored                     45      $   716,738,602    19.6%   70.7%  1.37x
                         Unanchored                   20          118,189,790     3.2    74.0%  1.21x
                         Shadow Anchored               5           22,317,750     0.6    66.0%  1.30x
                          SUBTOTAL:                   70      $   857,246,142    23.4%   71.0%  1.35x
------------------------------------------------------------------------------------------------------
MULTIFAMILY              Mid/High Rise                 2      $   378,000,000    10.3%   48.6%  1.35x
                         Garden                       49          312,532,113     8.5    71.5%  1.23x
                         Student Housing               5           33,361,867     0.9    74.1%  1.24x
                          SUBTOTAL:                   56      $   723,893,980    19.8%   59.7%  1.29x
------------------------------------------------------------------------------------------------------
INDUSTRIAL               Warehouse/Distribution       13      $   261,803,137     7.2%   76.4%  1.68x
                         Flex                         12           64,155,131     1.8    72.5%  1.29x
                          SUBTOTAL:                   25      $   325,958,268     8.9%   75.7%  1.60x
------------------------------------------------------------------------------------------------------
HOTEL                    Limited Service              26      $   251,575,443     6.9%   70.0%  1.75x
                         Full Service                  3           25,492,873     0.7    67.9%  1.55x
                          SUBTOTAL:                   29      $   277,068,316     7.6%   69.8%  1.73x
------------------------------------------------------------------------------------------------------
MIXED USE                Office/Retail                 6      $   123,619,121     3.4%   76.2%  1.35x
                         Self Storage/Industrial       1           29,000,000     0.8    79.5%  1.23x
                         Office/Warehouse              1           17,500,000     0.5    65.5%  1.55x
                         Retail/Multifamily            1            3,000,000     0.1    52.6%  1.44x
                          SUBTOTAL:                    9      $   173,119,121     4.7%   75.3%  1.35x
------------------------------------------------------------------------------------------------------
SELF STORAGE                                          14      $    40,290,491     1.1%   63.2%  1.52x
------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                                   3      $    11,128,683     0.3%   65.4%  1.57x
------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                              247      $ 3,660,198,899   100.0%   69.0%  1.47x
------------------------------------------------------------------------------------------------------

(1)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    16 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP R
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                            ORIGINAL AMORTIZATION TERM IN MONTHS(1)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL                   NUMBER OF        PRINCIPAL                            WA UW
AMORTIZATION TERMS                    LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

180 - 300                               26        $    138,648,557      8.2%     67.2%    1.39x
301 - 360                              150           1,468,108,341     86.6      72.4%    1.30x
361 - 420                               13              87,764,000      5.2      72.4%    1.25x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                189        $  1,694,520,899    100.0%     72.0%    1.30x
------------------------------------------------------------------------------------------------
WA ORIGINAL AMORT TERM:                                        352
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                               LTV RATIOS AS OF THE CUT-OFF DATE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
RANGE OF CUT-OFF LTVS                 LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

22.0% - 50.0%                           10        $    638,198,105     17.4%     45.4%    1.96x
50.1% - 60.0%                           18              92,753,404      2.5      55.9%    1.71x
60.1% - 65.0%                           14             252,521,920      6.9      62.6%    1.59x
65.1% - 70.0%                           41             431,459,224     11.8      68.2%    1.33x
70.1% - 75.0%                           54             618,701,947     16.9      72.4%    1.29x
75.1% - 80.0%                           87           1,598,278,299     43.7      78.9%    1.35x
80.1% - 86.4%                            3              28,286,000      0.8      84.0%    1.25x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                227        $  3,660,198,899    100.0%     69.0%    1.47x
------------------------------------------------------------------------------------------------
WA CUT-OFF DATE LTV RATIO:                                    69.0%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                      AMORTIZATION TYPES
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
AMORTIZED TYPES                       LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

BALLOON LOANS
 INTEREST-ONLY                          38        $  1,965,678,000     53.7%     66.5%    1.61x
 PARTIAL INTEREST-ONLY                  81             959,760,000     26.2      73.1%    1.23x
 BALLOON                               107             731,260,899     20.0      70.7%    1.39x
FULLY AMORTIZING LOANS                   1               3,500,000      0.1      38.9%    2.01x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                227        $  3,660,198,899    100.0%     69.0%    1.47x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                 PARTIAL INTEREST-ONLY PERIODS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF PARTIAL INTEREST-          NUMBER OF        PRINCIPAL                            WA UW
ONLY PERIODS                          LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

12                                       5        $     51,350,000      5.4%     74.9%    1.34x
13 - 24                                 16              97,485,000     10.2      75.1%    1.23x
25 - 36                                 29             311,705,000     32.5      72.4%    1.25x
37 - 48                                  4             139,000,000     14.5      70.1%    1.22x
49 - 60                                 27             360,220,000     37.5      73.9%    1.21x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 81        $    959,760,000    100.0%     73.1%    1.23x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                         LOAN PURPOSE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
LOAN PURPOSE                          LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

REFINANCE                              153        $  2,144,050,296     58.6%     65.2%    1.55x
ACQUISITION                             74           1,516,148,602     41.4      74.4%    1.35x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                227        $  3,660,198,899    100.0%     69.0%    1.47x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                           REMAINING AMORTIZATION TERM IN MONTHS(1)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF REMAINING AMOR-            NUMBER OF        PRINCIPAL                            WA UW
TIZATION TERM                         LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

179 - 300                               26        $    138,648,557      8.2%     67.2%    1.39x
301 - 360                              150           1,468,108,341     86.6      72.4%    1.30x
361 - 420                               13              87,764,000      5.2      72.4%    1.25x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                189        $  1,694,520,899    100.0%     72.0%    1.30x
------------------------------------------------------------------------------------------------
WA REMAINING AMORT TERM:                                       352
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                           LTV RATIOS AS OF THE MATURITY/ARD DATE(2)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
RANGE OF MATURITY LTVS                LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

18.5% - 40.0%                            8        $    201,043,213      5.5%     39.7%    3.00x
40.1% - 50.0%                           24             540,522,811     14.8      50.9%    1.47x
50.1% - 60.0%                           48             358,183,498      9.8      67.4%    1.38x
60.1% - 70.0%                          102           1,161,973,377     31.8      71.7%    1.35x
70.1% - 80.0%                           44           1,394,976,000     38.1      78.5%    1.36x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                226        $  3,656,698,899    100.0%     69.1%    1.47x
------------------------------------------------------------------------------------------------
WA LTV RATIO AT MATURITY/ARD DATE:                            64.8%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                 YEAR BUILT/RENOVATED(3), (4)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF YEARS                      NUMBER OF        PRINCIPAL                            WA UW
BUILT/RENOVATED                     PROPERTIES        BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

1910 - 1969                              5        $     29,612,448      0.8%     69.7%    1.38x
1970 - 1979                             10             177,556,552      4.9      77.9%    1.61x
1980 - 1989                             45             374,362,387     10.2      69.6%    1.41x
1990 - 1999                             47             881,392,275     24.1      75.1%    1.36x
2000 - 2006                            140           2,197,275,236     60.0      65.7%    1.51x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                247        $  3,660,198,899    100.0%     69.0%    1.47x
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                     PREPAYMENT PROTECTION
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                            WA UW
PREPAYMENT PROTECTION                 LOANS           BALANCE       % OF IPB    WA LTV    DSCR
------------------------------------------------------------------------------------------------

DEFEASANCE                             183        $  3,334,187,631     91.1%     68.9%    1.46x
YIELD MAINTENANCE                       41             298,711,268      8.2      70.2%    1.56x
DEFEASANCE/YIELD MAINTENANCE             2              24,500,000      0.7      67.4%    1.32x
FIXED PENALTY                            1               2,800,000      0.1      52.8%    2.12x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                227        $  3,660,198,899    100.0%     69.0%    1.47x
------------------------------------------------------------------------------------------------

(1)   Excludes loans that are interest-only for the entire term.

(2)   Excludes the fully amortizing mortgage loans.

(3)   Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each mortgaged property.

(4)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    17 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
 TOP FIFTEEN MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS(1)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
LOAN                                                           NUMBER OF     LOAN
SELLER(2)  LOAN NAME                      CITY, STATE          PROPERTIES   GROUP
----------------------------------------------------------------------------------

UBS        The Belnord                    (New York, NY)            1        R-2
JPMCB      131 South Dearborn             (Chicago, IL)             1        R-1
JPMCB      Galleria Towers                (Dallas, TX)              1        R-1
UBS        Corporate Woods Portfolio      (Overland Park, KS)      17         S
UBS        Americold Portfolio            (Various, Various)        4        R-1
----------------------------------------------------------------------------------
EHY        Merchandise Mart               (Chicago, IL)             1        R-1
JPMCB      Colony IV Portfolio            (Various, Various)       25         S
JPMCB      Centro Heritage Portfolio III  (Various, Various)       14         S
EHY        Discover Mills                 (Lawrenceville, GA)       1         S
JPMCB      Bank of America Plaza          (Atlanta, GA)             1        R-1
----------------------------------------------------------------------------------
IXIS       Westgate Mall                  (Amarillo, TX)            1        R-1
NCCI       Jogani Portfolio I             (Various, Various)        9        R-2
JPMCB      City Center West               (Madison , WI)            1        R-1
JPMCB      El Camino North                (Oceanside, CA)           1        R-1
EHY        Prescott Gateway               (Prescott, AZ)            1         S
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
           TOP 5 TOTAL/WEIGHTED AVERAGE

           TOP 10 TOTAL/WEIGHTED AVERAGE

           TOP 15 TOTAL/WEIGHTED AVERAGE
----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                       SF/
 LOAN                                      CUT-OFF DATE    % OF      UNITS/       UW        CUT-OFF     PROPERTY
SELLER(2)  LOAN NAME                         BALANCE        IPB       ROOMS     DSCR(3)    LTV RATIO      TYPE
------------------------------------------------------------------------------------------------------------------

UBS        The Belnord                    $  375,000,000    7.7%          215    1.35x       48.4%     Multifamily
JPMCB      131 South Dearborn             $  236,000,000    4.8%    1,504,364    1.28x       80.0%        Office
JPMCB      Galleria Towers                $  232,000,000    4.8%    1,428,314    1.28x       80.0%        Office
UBS        Corporate Woods Portfolio      $  220,000,000    4.5%    2,167,827    1.39x       76.4%       Various
UBS        Americold Portfolio            $  194,000,000    4.0%    3,328,651    1.74x       80.0%      Industrial
------------------------------------------------------------------------------------------------------------------
EHY        Merchandise Mart               $  175,000,000    3.6%    3,448,680    3.19x       38.2%        Office
JPMCB      Colony IV Portfolio            $  171,360,000    3.5%    2,383,610    1.82x       59.6%       Various
JPMCB      Centro Heritage Portfolio III  $  142,877,176    2.9%    2,630,728    2.41x       51.5%        Retail
EHY        Discover Mills                 $  135,000,000    2.8%    1,184,544    1.42x       64.3%        Retail
JPMCB      Bank of America Plaza          $  100,000,000    2.1%    1,253,499    1.38x       80.0%        Office
------------------------------------------------------------------------------------------------------------------
IXIS       Westgate Mall                  $   70,000,000    1.4%      516,690    1.17x       71.1%        Retail
NCCI       Jogani Portfolio I             $   69,733,595    1.4%        1,298    1.25x       68.3%     Multifamily
JPMCB      City Center West               $   65,000,000    1.3%      376,756    1.47x       80.0%      Mixed Use
JPMCB      El Camino North                $   61,400,000    1.3%      367,031    1.46x       61.2%        Retail
EHY        Prescott Gateway               $   60,000,000    1.2%      319,348    1.45x       64.5%        Retail
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
           TOP 5 TOTAL/WEIGHTED AVERAGE   $1,257,000,000   25.8%                 1.39x       69.9%

           TOP 10 TOTAL/WEIGHTED AVERAGE  $1,981,237,176   40.6%                 1.66x       65.0%

           TOP 15 TOTAL/WEIGHTED AVERAGE  $2,307,370,771   47.3%                 1.62x       65.6%
------------------------------------------------------------------------------------------------------------------

(1)   Information with regard to any mortgage loan with one or more subordinate companion loans is calculated without regard to the related subordinate companion loans(s), and in the case of the 131 South Dearborn, Merchandise
      Mart and Bank of America Plaza loans in certain circumstances, such information, particularly as it relates to debt service coverage ratios and loan to value ratios, includes the principal balance and debt service payments of the respective pari passu companion loans. In addition, because the Colony IV Portfolio is secured by 25 groups of mortgaged assets, each with its own maturity date and prepayment lockout period, solely for purposes of the statistical and numerical information presented herein, it is treated as 25 cross collateralized and cross-defaulted mortgage loans, each of which is secured by a single mortgaged property.

(2)   "JPMCB" = JPMorgan Chase Bank, N.A.; "UBS" = UBS Real Estate Securities
      Inc.; "IXIS"= IXIS Real Estate Capital Inc.; "EHY"= Eurohypo AG, New York
      Branch; "NCCI" = Nomura Credit & Capital, Inc.

(3)   With respect to certain mortgage loans, including The Belnord, the (UW)
      DSCR was calculated net of certain reserves and/or certain other assumptions or adjustments were made in making such calculation.

                                    18 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
   TOP FIFTEEN MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED LOAN GROUP S
                                 MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
 LOAN                                                                       NUMBER OF
SELLER(2)  LOAN NAME                                 CITY, STATE           PROPERTIES
--------------------------------------------------------------------------------------

UBS        Corporate Woods Portfolio                 (Overland Park, KS)       17
JPMCB      Colony IV Portfolio                       (Various, Various)        25
JPMCB      Centro Heritage Portfolio III             (Various, Various)        14
EHY        Discover Mills                            (Lawrenceville, GA)        1
EHY        Prescott Gateway                          (Prescott, AZ)             1
--------------------------------------------------------------------------------------
PNC        Sheraton Reston                           (Reston, VA)               1
EHY        Tysons Galleria                           (McLean, VA)               1
JPMCB      Park Belmar                               (Lakewood, CO)             1
UBS        7 Penn Center                             (Philadelphia, PA)         1
IXIS       Davinci Court and 20 Technology Parkway   (Norcross, GA)             2
--------------------------------------------------------------------------------------
EHY        Fontainebleu                              (Isla Vista, CA)           1
EHY        Broadstone Sunrise Mountain               (Las Vegas, NV)            1
UBS        Steward's Crossing                        (Lawrenceville, NJ)        1
UBS        Colonial Grand at Palma Sola              (Bradenton, FL)            1
UBS        Knolls at Inglewood                       (Sammamish, WA)            1
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
           TOP 5 TOTAL/WEIGHTED AVERAGE

           TOP 10 TOTAL/WEIGHTED AVERAGE

           TOP 15 TOTAL/WEIGHTED AVERAGE
--------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        SF/                 CUT-OFF
 LOAN                                              LOAN     CUT-OFF DATE    % OF       UNITS/      UW         LTV       PROPERTY
SELLER(2)  LOAN NAME                              GROUP       BALANCE        IPB       ROOMS      DSCR       RATIO        TYPE
----------------------------------------------------------------------------------------------------------------------------------

UBS        Corporate Woods Portfolio               S      $  220,000,000    18.1%     2,167,827   1.39x      76.4%       Various
JPMCB      Colony IV Portfolio                     S      $  171,360,000    14.1%     2,383,610   1.82x      59.6%       Various
JPMCB      Centro Heritage Portfolio III           S      $  142,877,176    11.8%     2,630,728   2.41x      51.5%       Retail
EHY        Discover Mills                          S      $  135,000,000    11.1%     1,184,544   1.42x      64.3%       Retail
EHY        Prescott Gateway                        S      $   60,000,000     4.9%       319,348   1.45x      64.5%       Retail
----------------------------------------------------------------------------------------------------------------------------------
PNC        Sheraton Reston                         S      $   60,000,000     4.9%           301   1.45x      75.0%        Hotel
EHY        Tysons Galleria                         S      $   50,000,000     4.1%       309,112   1.44x      62.1%       Retail
JPMCB      Park Belmar                             S      $   44,010,000     3.6%           512   1.40x      60.0%     Multifamily
UBS        7 Penn Center                           S      $   38,500,000     3.2%       286,574   1.29x      79.4%       Office
IXIS       Davinci Court and 20 Technology Parkway S      $   36,500,000     3.0%       288,897   1.40x      78.3%       Office
----------------------------------------------------------------------------------------------------------------------------------
EHY        Fontainebleu                            S      $   29,505,000     2.4%           434   1.56x      67.1%     Multifamily
EHY        Broadstone Sunrise Mountain             S      $   27,000,000     2.2%           344   1.37x      66.7%     Multifamily
UBS        Steward's Crossing                      S      $   25,000,000     2.1%           240   1.23x      69.4%     Multifamily
UBS        Colonial Grand at Palma Sola            S      $   23,300,000     1.9%           340   1.23x      75.2%     Multifamily
UBS        Knolls at Inglewood                     S      $   22,250,000     1.8%           230   1.24x      65.2%     Multifamily
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
           TOP 5 TOTAL/WEIGHTED AVERAGE                   $  729,237,176    60.1%                 1.70x      64.4%

           TOP 10 TOTAL/WEIGHTED AVERAGE                  $  958,247,176    78.9%                 1.63x      65.8%

           TOP 15 TOTAL/WEIGHTED AVERAGE                  $1,085,302,176    89.4%                 1.60x      66.2%
----------------------------------------------------------------------------------------------------------------------------------

(1)   Information with regard to any mortgage loan with one or more subordinate companion loans is calculated without regard to the related subordinate companion loan(s), and in the case of the Tysons Galleria loan in certain circumstances, such information, particularly as it relates to debt service coverage ratios and loan to value ratios, includes the principal balance and debt service payments of the respective pari passu companion loans and excludes any related subordinate companion loan. In addition, because the Colony IV Portfolio is secured by 25 groups of mortgaged assets, each with its own maturity date and prepayment lockout period, solely for purposes of the statistical and numerical information presented herein, it is treated as 25 cross collateralized and cross-defaulted mortgage loans, each of which is secured by a single mortgaged property.

(2)   "JPMCB" = JPMorgan Chase Bank, N.A.; "UBS" = UBS Real Estate Securities
      Inc.; "IXIS"= IXIS Real Estate Capital Inc.; "EHY"= Eurohypo AG, New York
      Branch.

                                    19 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
   TOP FIFTEEN MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED LOAN GROUP R
                               MORTGAGE LOANS(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 LOAN                                                                NUMBER OF
SELLER(2)  LOAN NAME                           CITY, STATE           PROPERTIES
--------------------------------------------------------------------------------

UBS        The Belnord                         (New York, NY)            1
JPMCB      131 South Dearborn                  (Chicago, IL)             1
JPMCB      Galleria Towers                     (Dallas, TX)              1
UBS        Americold Portfolio                 (Various, Various)        4
EHY        Merchandise Mart                    (Chicago, IL)             1
--------------------------------------------------------------------------------
JPMCB      Bank of America Plaza               (Atlanta, GA)             1
IXIS       Westgate Mall                       (Amarillo, TX)            1
NCCI       Jogani Portfolio I                  (Various, Various)        9
JPMCB      City Center West                    (Madison , WI)            1
JPMCB      El Camino North                     (Oceanside, CA)           1
--------------------------------------------------------------------------------
JPMCB      Kimco PNP - Cheyenne Commons        (Las Vegas, NV)           1
IXIS       Raytheon LAX                        (El Segundo, CA)          1
NCCI       One West Side                       (Los Angeles, CA)         1
JPMCB      Westwood of Lisle                   (Lisle, IL)               1
JPMCB      Kimco PNP - Fullerton Town Center   (Fullerton, CA)           1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           TOP 5 TOTAL/WEIGHTED AVERAGE
           TOP 10 TOTAL/WEIGHTED AVERAGE
           TOP 15 TOTAL/WEIGHTED AVERAGE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                      SF/
 LOAN                                         LOAN     CUT-OFF DATE        % OF     UNITS/        UW       CUT-OFF     PROPERTY
SELLER(2)  LOAN NAME                          GROUP       BALANCE          IPB       ROOMS     DSCR(3)    LTV RATIO      TYPE
----------------------------------------------------------------------------------------------------------------------------------

UBS        The Belnord                        R-2     $  375,000,000       10.2%         215    1.35x       48.4%     Multifamily
JPMCB      131 South Dearborn                 R-1     $  236,000,000        6.4%   1,504,364    1.28x       80.0%        Office
JPMCB      Galleria Towers                    R-1     $  232,000,000        6.3%   1,428,314    1.28x       80.0%        Office
UBS        Americold Portfolio                R-1     $  194,000,000        5.3%   3,328,651    1.74x       80.0%      Industrial
EHY        Merchandise Mart                   R-1     $  175,000,000        4.8%   3,448,680    3.19x       38.2%        Office
----------------------------------------------------------------------------------------------------------------------------------
JPMCB      Bank of America Plaza              R-1     $  100,000,000        2.7%   1,253,499    1.38x       80.0%        Office
IXIS       Westgate Mall                      R-1     $   70,000,000        1.9%     516,690    1.17x       71.1%        Retail
NCCI       Jogani Portfolio I                 R-2     $   69,733,595        1.9%       1,298    1.25x       68.3%     Multifamily
JPMCB      City Center West                   R-1     $   65,000,000        1.8%     376,756    1.47x       80.0%      Mixed Use
JPMCB      El Camino North                    R-1     $   61,400,000        1.7%     367,031    1.46x       61.2%        Retail
----------------------------------------------------------------------------------------------------------------------------------
JPMCB      Kimco PNP - Cheyenne Commons       R-1     $   55,000,000        1.5%     362,758    1.47x       69.6%        Retail
IXIS       Raytheon LAX                       R-1     $   55,000,000        1.5%     565,264    1.81x       48.9%        Office
NCCI       One West Side                      R-1     $   47,500,000        1.3%      92,729    1.38x       71.1%        Retail
JPMCB      Westwood of Lisle                  R-1     $   45,000,000        1.2%     296,517    1.20x       76.3%        Office
JPMCB      Kimco PNP - Fullerton Town Center  R-1     $   44,000,000        1.2%     270,647    1.70x       64.4%        Retail
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
           TOP 5 TOTAL/WEIGHTED AVERAGE               $1,212,000,000       33.1%                1.65x       64.2%
           TOP 10 TOTAL/WEIGHTED AVERAGE              $1,578,133,595       43.1%                1.58x       66.2%
           TOP 15 TOTAL/WEIGHTED AVERAGE              $1,824,633,595       49.9%                1.57x       66.1%
----------------------------------------------------------------------------------------------------------------------------------

(1)   Information with regard to any mortgage loan with one or more subordinate companion loans is calculated without regard to the related subordinate companion loans(s), and in the case of the 131 South Dearborn, Merchandise
      Mart and Bank of America Plaza loans in certain circumstances, such information, particularly as it relates to debt service coverage ratios and loan to value ratios, includes the principal balance and debt service payments of the respective pari passu companion loans.

(2)   "JPMCB" = JPMorgan Chase Bank, N.A.; "UBS" = UBS Real Estate Securities
      Inc.; "IXIS"= IXIS Real Estate Capital Inc.; "EHY"= Eurohypo AG, New York
      Branch: "NCCI"=Nomura Credit & Capital, Inc.

(3)   With respect to certain mortgage loans, including The Belnord, the (UW)
      DSCR was calculated net of certain reserves and/or certain other assumptions or adjustments were made in making such calculation.

                                    20 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                            PARI PASSU LOAN SUMMARY
--------------------------------------------------------------------------------

------------------------------------------------------------------------
 LOAN ID                                          A-NOTE BALANCE AS OF
   NO.     LOAN SELLER    LOAN NAME                   CUT-OFF DATE
------------------------------------------------------------------------

    2         JPMCB       131 South Dearborn          $236,000,000
                                                      $236,000,000
    6          EHY        Merchandise Mart            $175,000,000
                                                      $175,000,000
   34         JPMCB       Bank of America Plaza       $263,000,000
                                                      $100,000,000
   51          EHY        Tysons Galleria             $173,500,000
------------------------------------------------------------------------
                                                      $ 50,000,000
------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 LOAN ID
   NO.        TRANSACTION                   SERVICER                     SPECIAL SERVICER
----------------------------------------------------------------------------------------------

    2       JPMCC 2006-LDP9        Midland Loan Services, Inc.          LNR Partners, Inc.
                  TBD                          TBD                             TBD
    6       JPMCC 2006-LDP9    Wachovia Bank, National Association      LNR Partners, Inc.
                  TBD                          TBD                             TBD
   34      JPMCC 2006-CIBC17         Wells Fargo Bank, N.A.             LNR Partners, Inc.
            JPMCC 2006-LDP9        Midland Loan Services, Inc.          LNR Partners, Inc.
   51       JPMCC 2006-LDP8          Wells Fargo Bank, N.A.          J.E.Robert Company, Inc.
            JPMCC 2006-LDP9    Wachovia Bank, National Association      LNR Partners, Inc.
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             COMPANION LOAN SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------
 LOAN ID                                                A-NOTE BALANCE(S)
    NO.    LOAN SELLER   LOAN NAME                     AS OF CUT-OFF DATE
--------------------------------------------------------------------------

   33          EHY       Discover Mills                   $135,000,000
   51          EHY       Tysons Galleria(1)               $223,500,000
   73          EHY       Broadstone Sunrise Mountain      $ 27,000,000
   97         JPMCB      Danvers Crossing                 $ 18,875,000
--------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                    WHOLE                    WHOLE
 LOAN ID   B-NOTE BALANCE AS     WHOLE LOAN BALANCE      TRUST      LOAN      TRUST CUT-   LOAN CUT-
    NO.     OF CUT-OFF DATE      AS OF CUT-OFF DATE      DSCR       DSCR       OFF LTV      OFF LTV
-----------------------------------------------------------------------------------------------------

   33         $23,700,000           $158,700,000         1.44x      1.21x       64.3%        75.6%
   51         $31,500,000           $255,000,000         1.44x      1.26x       62.1%        70.8%
   73         $ 2,000,000           $ 29,000,000         1.37x      1.20x       66.7%        71.6%
   97         $ 1,275,000           $ 20,150,000         1.20x      1.07x       71.8%        76.6%
-----------------------------------------------------------------------------------------------------

(1)   DSCR and LTV calculations are based on the aggregate pari passu
      $173,500,000 A-1 Note, not in the trust, and the $50,000,000 A-2 Note, included in the trust.

                                    21 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                   THE BELNORD
--------------------------------------------------------------------------------

                             [PHOTO OF THE BELNORD]

                                    22 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                   THE BELNORD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $375,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $375,000,000
SHADOW RATING
   (MOODY'S/S&P/FITCH):                 Baa3/BBB-/BBB-
% OF POOL BY IPB:                       7.7%
% OF GROUP R-2:                         53.8%
LOAN SELLER:                            UBS Real Estate Securities Inc.
BORROWER:                               Extell Belnord LLC
SPONSOR:                                Gary Barnett
ORIGINATION DATE:                       10/20/06
INTEREST RATE:                          5.82000%
INTEREST-ONLY PERIOD:                   120 months
MATURITY DATE:                          11/09/16
AMORTIZATION TYPE:                      Interest-only
ORIGINAL AMORTIZATION:                  N/A
REMAINING AMORTIZATION:                 N/A
CALL PROTECTION:                        L(24),Def(92),O(3)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Hard
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE(1):                Permitted Mezzanine Loan
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                       INITIAL         MONTHLY
                                                      --------------------------
TAXES:                                                $   943,225      $188,645
INSURANCE:                                            $   233,594      $ 21,474
DEBT SERVICE & TURNOVER
   HOLDBACK(2):                                       $49,442,250      $      0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE(3):                       Multifamily -- Mid/High Rise
UNITS(3):                               215
LOCATION:                               New York, NY
YEAR BUILT/RENOVATED:                   1903/2006
OCCUPANCY:                              97.2%
OCCUPANCY DATE:                         09/21/06
HISTORICAL NOI:
  2004:                                 $6,336,334
  2005:                                 $8,870,236
  TTM AS OF 09/30/06:                   $11,208,094
UW REVENUES(4):                         $37,397,362
UW EXPENSES(4):                         $7,527,517
UW NOI(4):                              $29,869,845
UW NET CASH FLOW(4):                    $29,791,526
APPRAISED VALUE(5):                     $774,000,000
APPRAISAL DATE:                         10/03/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $1,744,186
CUT-OFF DATE LTV(5):                    48.4%
MATURITY DATE LTV(5):                   48.4%
UW IO DSCR:                             1.35x
UW DSCR(4):                             1.35x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                        UNIT MIX

                                            AVERAGE UNIT    APPROXIMATE NET                     WEIGHTED AVERAGE MONTHLY
       UNIT MIX             NO. OF UNITS    SQUARE FEET       RENTABLE SF      % OF TOTAL SF          MARKET RENT
-------------------------------------------------------------------------------------------------------------------------

ONE BEDROOM                      16              939             15,024             3.1%                 $ 6,260
TWO BEDROOM                      41            1,395             57,195            11.6                  $ 9,263
THREE BEDROOM                    61            2,201            134,261            27.3                  $14,673
FOUR BEDROOM                     54            2,487            134,298            27.3                  $16,580
FIVE BEDROOM                     43            3,526            151,618            30.8                  $23,506
-------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          215            2,290            492,396           100.0%                 $15,261
-------------------------------------------------------------------------------------------------------------------------

(1)   Any direct or indirect owner of the borrower (other than the principal) is permitted to incur mezzanine debt, provided that, but not limited to, the following conditions are satisfied: (i) the aggregate principal amount of the mezzanine debt does not exceed, when added to the outstanding principal amount of the mortgage loan, an LTV ratio of 75%, and (ii) the
      DSCR for the immediately preceding 12 full calendar months is equal to or exceeds 1.20x.

(2)   A $50,000,000 reserve was established for debt service shortfalls and residential turnover/buyout costs during the term of the mortgage loan. No less than $35,000,000 of the reserve will be used for debt service and the remainder may be used for turnover and tenant buyout costs on residential units once the borrower has spent $8,000,000 of its own funds in turnover/buyout costs at the property during the term of the mortgage loan. In the event The Belnord's debt service coverage ratio exceeds a
      1.10x (without giving effect to the reserve) for the six full calendar months immediately preceding the calculation and maintained for two consecutive quarters, any remaining cash in the debt service reserve shall be released to the borrower.

(3)   In addition to the 215 residential units, The Belnord has 60,514 square feet of retail space that is leased to CVS (12,000 square feet), Banana
      Republic (8,250 square feet), Polo Ralph Lauren (3,250 square feet) and
      P.C. Richard & Son (37,014 square feet).

(4)   The underwritten cash flow for The Belnord mortgage loan represents an amount equal to (a) the projected 2007 cash flow (inclusive of the rent payable under the master lease on the space currently occupied by Banana
      Republic and assuming that annually during the term of the mortgage loan, a certain number (consistent with historical turnover rate at the property) of the rent-controlled/rent-stabilized apartments turnover to become non-rent controlled/non-rent stabilized), plus (b) (i) the average of the annual projected residential rents from 2008 to the end of the mortgage loan term with respect to the non-rent controlled and non-rent stabilized apartments (assuming annual market rate increases and the turnover assumption specified in clause (a) above) less (ii) the amount in clause (a) above and (c) $3,500,000 (which amount is the average annual amount over the mortgage loan term that, at a minimum, is reserved for debt service). Excluding the amounts assumed in clause (b), the underwritten debt service coverage ratio would be approximately 0.83x.
      Based primarily upon marking all residential units to current market levels, the underwritten debt service coverage ratio would be approximately 1.65x.

(5)   The appraised value and corresponding loan-to-value ratio for The Belnord mortgage loan is reflective of the underlying collateral's highest and best use as a condominium property. The Belnord's appraised value as a rental property is $676,000,000.

                                    23 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                   THE BELNORD
--------------------------------------------------------------------------------

THE LOAN. The Belnord mortgage loan is secured by a fee simple first lien mortgage interest in a 215-unit apartment complex and 60,514 square feet retail space located in New York, New York. The Belnord mortgage loan is shadow rated
Baa3/BBB-/BBB- by Moody's, S&P, and Fitch, respectively.

THE BORROWER. The borrowing entity is Extell Belnord LLC, a limited liability company, owned by Extell Development. The borrowing entity is a special purpose entity.

THE SPONSOR. The sponsor for the loan is Gary Barnett. Mr. Barnett is president of Extell Development, a leading condominium/hotel developer active in the
United States. Notable projects include the redevelopment of the Insurance
Exchange Building (175 Jackson), a 1.5-million square foot office building in downtown Chicago; the W Hotel in Times Square; and the construction of a luxury
Inter-Continental Hotel overlooking Boston Harbor.

THE PROPERTY. The Belnord is a 215-unit multifamily property with 60,514 square feet of retail space. The Belnord was originally constructed in 1903 and is one of a handful of full-block apartment buildings with a major garden courtyard.
The building has two large arched entrances on 86th Street that lead to the property's courtyard, which has canopied entrances at the four angled corners of the building.

The property consists of 119 rent controlled units, 22 rent stabilized units, and 74 market units. The rent controlled units average rents of approximately
$6.41 per square foot and the stabilized units average rents of approximately
$14.16 per square foot. The average rent of the market units is approximately
$61.91 per square foot, which is below the estimated market value of approximately $80.00 per square foot. The property occupies 1.55 acres and a full city block bounded by Broadway, Amsterdam Avenue, West 86th Street, and
West 87th Street on the Upper West Side of Manhattan. Broadway offers retail frontage for the 60,514 square feet of retail space that is leased to CVS
(12,000 square feet), Banana Republic (8,250 square feet), Polo Ralph Lauren
(3,250 square feet) and P.C. Richard & Son (37,014 square feet).

Units average approximately 2,290 square feet and approximately 3.3 bedrooms.
Building amenities include full-time security staff and doormen, gym, bike room, and children's playroom.

The borrower entered into a master lease for the space currently occupied by the
Banana Republic store at The Belnord. The master lease provides for an annual rent of $1,000,000 in addition to the rent under the Banana Republic lease. In the event that borrower subsequently enters into a renewal of the Banana
Republic lease or enters into one or more new leases with one or more tenants for all or a portion of the space covered by the Banana Republic lease, which leases have a term or terms of not less than five (5) years and which leases and certain other requirements stipulated in the loan documents and provides estoppel certificates evidencing that (i) such tenant(s) have taken occupancy and have opened for business therein, (ii) such tenant(s) have commenced the payment of regularly scheduled base minimum rents under their leases, without offset or rent credit, and (iii) such lease(s) are in full force and effect and neither the landlord nor the tenant(s) shall be in default thereunder, the annual rent under the master lease will be reduced by the increase in the aggregate annual rent paid under the retail commercial leases over the aggregate annual rent paid under the retail commercial leases as of the closing of the mortgage loan. If such increase equals or exceeds $1,000,000, the master lease may be terminated.

A $50,000,000 reserve was established for debt service shortfalls and residential turnover/buyout costs (costs related to decontrolling and destabilizing rent-controlled/rent-stabilized apartments) during the term of the mortgage loan. No less than $35,000,000 of the reserve will be used for debt service and the remainder may be used for turnover and tenant buyout costs on residential units only if the borrower has spent $8,000,000 of its own funds in turnover/buyout costs at the property during the term of the loan. In the event
The Belnord's debt service coverage ratio exceeds a 1.10x (without giving effect to the reserve) for the six full calendar months immediately preceding the calculation and maintained for two consecutive quarters, any remaining cash in the debt service reserve shall be released to the borrower.

THE MARKET(1). The Belnord occupies the entire block bounded by Broadway,
Amsterdam Avenue, West 86th Street and West 87th Street. Broadway is built up with hi-rise apartment buildings, most of which were constructed during the
1920's and early 1930's, but some of which were constructed in the 1980's and
1990's. West 87th Street is improved with row houses and smaller multifamily apartment buildings, constructed primarily from the late 19th Century through the 1930's. Retail stores on Amsterdam Avenue are predominantly occupied by restaurants and bars, as well as neighborhood stores such as food stores, delis and dry cleaners. A combination of walk-up and mid-sized elevator apartment buildings, as well as brownstones, occupy side streets. High-rise buildings tend to be situated along the avenues and major cross-town streets such as 86th
Street.

The Belnord is situated in a stable residential area where property values and rents have steadily increased. Overall, the average rental for luxury apartment buildings ranges from $60 to $80 per square foot with vacancy rates less than
3%. Broadway is one of the main commercial thoroughfare on the Upper West Side, as well as Amsterdam Avenue.

PROPERTY MANAGEMENT. The Belnord is managed by Extell Development Company, an affiliate of the borrower.

(1)   Certain information was obtained from the Belnord appraisal dated October
      3, 2006. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    24 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                   THE BELNORD
--------------------------------------------------------------------------------

                              [MAP OF THE BELNORD]

                                    25 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                               131 SOUTH DEARBORN
--------------------------------------------------------------------------------

                          [PHOTO OF 131 SOUTH DEARBORN]

                                    26 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                               131 SOUTH DEARBORN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE(1):          $236,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):      $236,000,000
% OF POOL BY IPB:                       4.8%
% OF GROUP R-1:                         8.0%
LOAN SELLER:                            JPMorgan Chase Bank, N.A.
BORROWER:                               131 South Dearborn, LLC
SPONSOR:                                Robert M. Gans
ORIGINATION DATE:                       11/08/06
INTEREST RATE:                          5.79000%
INTEREST-ONLY PERIOD:                   120 months
MATURITY DATE:                          12/01/16
AMORTIZATION TYPE:                      Interest-only
ORIGINAL AMORTIZATION:                  N/A
REMAINING AMORTIZATION:                 N/A
CALL PROTECTION:                        L(24),Def(92),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Hard
ADDITIONAL DEBT:                        $286,000,000
ADDITIONAL DEBT TYPE(1):                Pari Passu Loan and
                                        Mezzanine Loan
LOAN PURPOSE:                           Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                      INITIAL        MONTHLY
                                                      --------------------------
TAXES:                                                $4,718,404     $1,179,601
INSURANCE:                                            $   72,938     $   72,938
CAPEX:                                                $        0     $    3,107
TI/LC3:                                               $ 4,100,00     $   83,333
OTHER4:                                               $3,702,491     $        0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Office -- CBD
SQUARE FOOTAGE:                         1,504,364
LOCATION:                               Chicago, IL
YEAR BUILT/RENOVATED:                   2003
OCCUPANCY:                              92.3%
OCCUPANCY DATE:                         11/01/06
NUMBER OF TENANTS:                      13
HISTORICAL NOI:
  2004:                                 $20,927,360
  2005:                                 $23,744,535
  TTM AS OF 08/31/06:                   $23,731,408
UW REVENUES:                            $62,976,866
UW EXPENSES:                            $26,177,351
UW NOI(2):                              $36,799,515
UW NET CASH FLOW:                       $35,530,236
APPRAISED VALUE:                        $590,000,000
APPRAISAL DATE:                         09/29/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(5)
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $314
CUT-OFF DATE LTV:                       80.0%
MATURITY DATE LTV:                      80.0%
UW IO DSCR:                             1.28x
UW DSCR:                                1.28x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                         SIGNIFICANT TENANTS

                                 RATINGS
                                 MOODY'S/      SQUARE       % OF          BASE        LEASE EXPIRATION
TENANT NAME                    S&P/FITCH(6)     FEET         GLA        RENT PSF            YEAR
-------------------------------------------------------------------------------------------------------

JP MORGAN CHASE & CO.(7)        Aa3/A+/A+      541,571      36.0%        $ 23.15            2017
CITADEL INVESTMENT GROUP                       324,812      21.6%        $ 31.29            2013
SEYFARTH SHAW LLP                              307,900      20.5%        $ 16.28            2022
-------------------------------------------------------------------------------------------------------

(1)   The total financing amount of $472 million has been split into a $236 million A-1 note included in the Trust and $236 million A-2 note not included in the Trust. Additionally there is a mezzanine loan in the amount of $50 million.

(2)   The UW NOI figure was calculated using assumptions in the underwriting and accounts for several events occurring at the property since the TTM figures were calculated; (i) new leases commencing between January and
      March 2007 totaling $5,597,733 were included in the underwriting, (ii)
      rents for all tenants with lease terms beyond the term of the loan were underwritten to the average rent under the lease, (iii) all tenants with rent steps occurring before 06/01/07 were underwritten at the stepped up rental rate and (iv) as of September 2006 the parking garage at the property was opened for public use, and income of approximately $1,007,000 was underwritten.

(3)   Borrower deposited $4,100,000 at closing into a rollover funds account associated with JPMorgan Chase lease expiration in 2017. Monthly TILCs in the amount of $83,333 are also being escrowed for the 2017 lease expiration of JPMorgan Chase. If tenant/replacement tenant fails to renew the lease by March 2015, lender is required to hold all excess cash flow as rollover funds, and commence a cash flow sweep, which will stop upon lender's receipt of a JPMorgan Chase replacement lease or the rollover funds account reaches $20 million. In lieu of commencing a cash flow sweep, the borrower may, upon appropriate notice beginning 36 months prior to the maturity date of the loan, increase its monthly TILC payment by
      1/36th of the amount necessary to increase the fund balance to $20,000,000 after considering anticipated disbursements over the remaining term of the loan. Moreover, the borrower may elect to deliver a letter of credit to the lender from an approved financial institution in the amount of
      $20,000,000.

(4)   This consists of a $3,669,244 Tenant TI Reserve and a $33,247 Tenant LC
      Reserve. In addition, $4,348,875.44 will be escrowed into the TILC account on January 31, 2007 in connection with the Seyfarth Shaw rent abatement period of 12 months, to be released once the rent abatement period has expired on 12/31/2007.

(5)   DSCR and LTV ratios and Loan/SF ratios presented are calculated on the cut-off date principal balance of the 131 South Dearborn loan and the related pari passu companion loan.

(6)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(7)   JPMorgan Chase & Co. is currently subletting approximately 345,000 square feet of its space to Citadel Investment Group (279,000 square feet) and
      Seyfarth Shaw LLP (66,000 square feet).

                                    27 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                               131 SOUTH DEARBORN
--------------------------------------------------------------------------------

THE LOAN. The 131 South Dearborn mortgage loan is secured by a first mortgage fee interest in a Class A office building comprising approximately 1,504,364 square feet located in the Central Business District ("CBD") of Chicago,
Illinois. The building is also commonly known as the "Citadel Center".

The total financing amount of $472 million is split into two pari-passu notes, a
$236 million A-1 Note included in the Trust and a $236 million A-2 Note to be included in a future securitization.

THE BORROWER. The borrowing entity is 131 South Dearborn, LLC, a special purpose entity. The sponsor, Robert M. Gans, owns Metropolitan Lumber in Manhattan which he started in 1975. Metropolitan Lumber's core business is the wholesale/retail sale of lumber, hardware, and building materials to the construction industry.
Over the last several years Mr. Gans has purchased and operated more than 20 real estate ventures (residential and commercial).

THE PROPERTY. The property is a 37-story, multi-tenant Class A office building containing 1,504,364 square feet of net rentable area and 213 garage parking spaces on a 1.53-acre parcel of land located in the CBD of Chicago, Illinois.

The property is located on the northeast corner of Dearborn Street and Adams
Street in the Central Loop submarket of downtown Chicago. The property is accessible by public transportation. Commuter rail service is available from
Union Station, Northwestern Station and LaSalle Street Station which are located in walking proximity. Access to the blue line train is in the outdoor plaza area of the property and the red line train is located one block to the east. Four other train stops are two blocks to the east.

Built in 2003, the building is currently 92.3% occupied with tenants paying an average rent of $21.10 per square foot for office space and $24.11 per square foot for retail space. The office tenants include JPMorgan Chase Bank, Citadel
Investment Group, Seyfarth Shaw LLP and Holland & Knight. The retail tenants include Walgreen's and Starbucks.

SIGNIFICANT TENANTS. JPMorgan Chase & Co. (NYSE: JPM) is a global financial services firm with assets of $1.3 trillion and operations in more than 50 countries. The firm provides investment banking, financial services for consumers, small business and commercial banking, financial transaction processing, asset and wealth management, and private equity. A component of the
Dow Jones Industrial Average, JPMorgan Chase & Co. has its corporate headquarters in New York and its U.S. retail financial services and commercial banking headquarters in Chicago.

Citadel Investment Group ("Citadel"), which is privately held, accounts for approximately 1-2 percent of all trading activity in New York and Tokyo every day. Because of this high volume, Citadel also acts as a market maker on smaller exchanges for some blue-chip stocks. Citadel currently manages over $12 billion for a wide range of investors across seven core businesses covering nearly every major asset class.

Seyfarth Shaw LLP, founded in 1945, is a full service law firm with over 650 attorneys located in ten offices throughout the United States and Brussels,
Belgium. Seyfarth Shaw LLP has a labor and employment practice and also provides a broad range of legal services in key areas including corporate and securities, real estate, litigation, intellectual property, employee benefits and labor and employment, among others. Seyfarth Shaw LLP represents Fortune 500 clients and other businesses in varied industries.

THE MARKET(1). The Central Loop office submarket is one of the five submarkets in Chicago's CBD and is bound by the Chicago River to the north, Roosevelt Road to the south, State Street to the east, and Franklin Street to the west. The
Central Loop is considered the heart of the financial district and consists of
92 office buildings comprising approximately 45,970,507 square feet. As of the
Second Quarter 2006, the overall vacancy rate in the submarket was 16.1% with average Class A asking rents of $35.04 per square foot.

The Central Loop and surrounding area is an urban mixed-use community featuring office, government, entertainment, shopping, residential and hotel accommodations. 131 South Dearborn is centrally located between the U.S.
District Court, Federal Plaza, City Hall and the State of Illinois Courthouse.

PROPERTY MANAGEMENT. 131 South Dearborn is managed by Prime Group Realty Trust
("Prime Group"), a REIT, which owns, manages, leases, develops and redevelops office and industrial properties, principally in the metropolitan Chicago area.
Prime Group currently owns 10 office properties and one industrial property.
Prime Group also owns joint ventures interests in three office properties containing an aggregate of 2.6 million rentable square feet.

(1)   Certain information was obtained from the 131 South Dearborn appraisal dated 09/29/06. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    28 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                               131 SOUTH DEARBORN
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                  LEASE ROLLOVER SCHEDULE

             NUMBER OF   SQUARE      % OF                 % OF BASE   CUMULATIVE  CUMULATIVE                   CUMULATIVE %
              LEASES      FEET       GLA      BASE RENT     RENT     SQUARE FEET   % OF GLA   CUMULATIVE BASE  OF BASE RENT
   YEAR      EXPIRING   EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING    EXPIRING    RENT EXPIRING     EXPIRING
---------------------------------------------------------------------------------------------------------------------------

VACANT          NAP       116,493      7.7%          NAP      NAP        116,493      7.7%              NAP          NAP
2006 & MTM       3          9,802      0.7   $         0      0.0%       126,295      8.4%      $         0          0.0%
2007             0              0      0.0             0      0.0        126,295      8.4%      $         0          0.0%
2008             0              0      0.0             0      0.0        126,295      8.4%      $         0          0.0%
2009             1              0      0.0             0      0.0        126,295      8.4%      $         0          0.0%
2010             0              0      0.0             0      0.0        126,295      8.4%      $         0          0.0%
2011             0              0      0.0             0      0.0        126,295      8.4%      $         0          0.0%
2012             0              0      0.0             0      0.0        126,295      8.4%      $         0          0.0%
2013             7        324,812     21.6    10,164,945     30.6        451,107     30.0%      $10,164,945         30.6%
2014             1         55,074      3.7     1,017,217      3.1        506,181     33.6%      $11,182,162         33.7%
2015             2        129,867      8.6     3,567,590     10.7        636,048     42.3%      $14,749,752         44.4%
2016             3          7,646      0.5       471,678      1.4        643,694     42.8%      $15,221,430         45.8%
AFTER           12        860,670     57.2    17,987,190     54.2      1,504,364    100.0%      $33,208,621        100.0%
---------------------------------------------------------------------------------------------------------------------------
TOTAL           29      1,504,364    100.0%  $33,208,621    100.0%
---------------------------------------------------------------------------------------------------------------------------

                                    29 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                               131 SOUTH DEARBORN
--------------------------------------------------------------------------------

                           [MAP OF 131 SOUTH DEARBORN]

                                    30 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                               131 SOUTH DEARBORN
--------------------------------------------------------------------------------

                           [MAP OF 131 SOUTH DEARBORN]

                                    31 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                               131 SOUTH DEARBORN
--------------------------------------------------------------------------------

                          [PHOTO OF 131 SOUTH DEARBORN]

                                    32 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    33 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                 GALLERIA TOWERS
--------------------------------------------------------------------------------

                           [PHOTO OF GALLERIA TOWERS]

                                    34 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                 GALLERIA TOWERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $232,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $232,000,000
% OF POOL BY IPB:                       4.8%
% OF GROUP R-1:                         7.8%
LOAN SELLER:                            JPMorgan Chase Bank, N.A.
BORROWER:                               FPG Galleria One Owner, LP,
                                        FPG Galleria Two Owner, LP and
                                        FPG Galleria Three Owner, LP
SPONSOR:                                Joel Kestenbaum and Margaret
                                        Kestenbaum
ORIGINATION DATE:                       11/17/06
INTEREST RATE:                          5.75100%
INTEREST-ONLY PERIOD:                   120 months
MATURITY DATE:                          12/01/16
AMORTIZATION TYPE:                      Interest-only
ORIGINAL AMORTIZATION:                  N/A
REMAINING AMORTIZATION:                 N/A
CALL PROTECTION:                        L(24),Def(92),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX(1):                            Cash Management Agreement
ADDITIONAL DEBT:                        $29,000,000
ADDITIONAL DEBT TYPE:                   Mezzanine Loan
LOAN PURPOSE:                           Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                      INITIAL         MONTHLY
                                                     ---------------------------
TAXES:                                                $5,085,802      $ 440,770
INSURANCE:                                            $   43,885      $  21,942
CAPEX:                                                $        0      $  14,283
TI/LC(3):                                             $3,497,872      $       0
ROLLOVER RESERVE(4):                                  $        0      $  83,333
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Office -- Suburban
SQUARE FOOTAGE:                         1,428,314
LOCATION:                               Dallas, TX
YEAR BUILT/RENOVATED:                   1982 / 1991
OCCUPANCY:                              94.2%
OCCUPANCY DATE:                         10/03/06
NUMBER OF TENANTS:                      115
HISTORICAL NOI:
  2004:                                 $16,287,123
  2005:                                 $18,104,293
  TTM AS OF 05/31/06:                   $16,191,511
UW REVENUES:                            $33,438,602
UW EXPENSES:                            $15,089,985
UW NOI(2):                              $18,348,617
UW NET CASH FLOW:                       $17,263,098
APPRAISED VALUE:                        $290,000,000
APPRAISAL DATE:                         10/01/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $162
CUT-OFF DATE LTV:                       80.0%
MATURITY DATE LTV:                      80.0%
UW IO DSCR                              1.28x
UW DSCR                                 1.28x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                 SIGNIFICANT TENANTS

                                               RATINGS
                                            MOODY'S/ S&P/                                            LEASE EXPIRATION
TENANT NAME                                   FITCH(5)      SQUARE FEET  % OF GLA   BASE RENT PSF          YEAR
---------------------------------------------------------------------------------------------------------------------

FEDEX KINKO'S OFFICE AND PRINT SERVICES      Baa2/BBB/BBB     190,074      13.3%       $ 20.15          2007, 2013
RYAN & COMPANY                                                100,990       7.1%       $ 23.76       2009, 2010, 2014
HIGHLAND CAPITAL MANAGEMENT, LP                                96,178       6.7%       $ 23.40             2011
GLAST, PHILLIPS & MURRAY                                       47,313       3.3%       $ 17.71             2012
---------------------------------------------------------------------------------------------------------------------

(1)   The cash sweep under the Cash Management Agreement can be triggered upon event of default with regard to either the mortgage loan or the mezzanine loan.

(2)   UW NOI was calculated by assuming (i) rent abatements totaling $332,716 scheduled to expire between 2007 and 2011 were underwritten at the rental rate to commence upon the expiration of the rent abatement period, (ii)
      rent steps totaling approximately $505,000 were underwritten for tenants with rent steps occurring in their leases through 12/31/07, and (iii)
      income derived from two new leases signed by JPMorgan Chase Bank and Ryan
      & Company commencing in January of 2007 totaling approximately $1,156,818 of annual base rents were included in the underwriting.

(3)   At closing the borrower deposited with the lender $3,165,156 for outstanding leasing concessions and tenant allowances. The majority of the funds are being held for Highland Capital ($996,244), JPMorgan Chase Bank
      ($647,210), and Ryan & Company. ($403,800); the remaining funds are allocated towards 22 other tenants. The remaining $332,716 of TI/LC funds are reserved for rent abatements in effect at the property through 2011.

(4)   The borrower is required to escrow monthly $83,333 for tenant improvements and leasing commissions up to the cap of $5,000,000.

(5)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    35 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                GALLERIA TOWERS
--------------------------------------------------------------------------------

THE LOAN. The Galleria Towers Loan is secured by a first mortgage fee interest in three Class A office buildings comprising approximately 1,428,314 square feet located in Dallas, Texas.

THE BORROWER. The borrowing entities are FPG Galleria One Owner, LP, FPG
Galleria Two Owner, LP and FPG Galleria Three Owner, LP, each a single purpose, bankruptcy remote entity, controlled by officers of Fortis Property Group. The carve-outs were executed by Margaret and Joel Kestenbaum. Joel Kestenbaum serves as the president of Fortis, a diversified real estate investment, operating and development company headquartered in Brooklyn, New York. The company has over 20 years of management and development experience in both commercial and residential properties in the New York City metropolitan area.

THE PROPERTY. The property consists of three, Class A office buildings containing a total of 1,428,314 square feet of net rentable area ("NRA"). The
Tower's square footage consists of: Tower One (468,750 square feet), Tower Two
(430,045 square feet) and Tower Three (529,519 square feet). Situated on an
8.47-acre parcel of land located in Dallas, Texas, the buildings were built in
1982, 1985 and 1991. The Galleria Towers have a current overall occupancy of
94.2% with tenants paying an average rent of $19.91 per square foot. The notable tenants occupying the three buildings include FedEx Kinko's Office and Print
Services, Highland Capital Management, LP, Merrill Lynch, JPMorgan Chase Bank,
Invesco Institutional I and Smith Barney, Inc./Citigroup. The top ten tenants account for approximately 45% of the NRA.

The Galleria Towers office buildings are located on the west side of Noel Road in the Far North Dallas submarket, approximately 10 miles North of the Dallas
Central Business District ("CBD"). The Galleria Towers are connected to the 1.4 million square foot Galleria Mall, which further connects to the Westin Galleria
Hotel and are accessible through both the Interstate Highway 635 ("LBJ Freeway")
and the Dallas North Tollway. Additionally, the Dallas/Forth Worth Airport is
located approximately 15 minutes away from the southern section of the property's neighborhood.

RELEASE: Provided no event of default exists, after the defeasance lockout date the borrower may obtain the release of one or more of the mortgaged properties as part of a partial defeasance upon the satisfaction of certain terms and conditions, including (i) defeasance of an amount equal to 120% of the related allocated loan amount of the properties to be released; (ii) the debt service coverage ratio for the properties then remaining is equal to or greater than the greater of (a) 1.11x, and (b) the lesser of (x) 1.25x and (y) the debt service coverage ratio for the then remaining properties (including the property to be released) and (iii) confirmation from the rating agencies that the release will not result in the revocation, downgrade, or withdrawal of the rating assigned to the underlying securities.

SIGNIFICANT TENANTS.

FedEx Kinko's Office and Print Services ("FedEx Kinko's Office") is a subsidiary of FedEx. FedEx Kinko's Office offers a wide range of document services, including copying, printing and graphic design. In addition, its locations serve as drop off points for items to be delivered by FedEx Express and FedEx Ground.
FedEx Kinko's Office also sells office supplies and rents videoconferencing rooms. The company employs 20,000 employees who operate more than 1,300 business service centers in the US and another 150 around the world. FedEx Kinko's Office currently occupies 190,074 square feet, or approximately 13.3% of the net rentable area and has leases expiring in 2007 and 2013.

Ryan & Company, which is privately held, is a state and local tax consulting firm providing tax advice, preparation and planning for major corporations and other businesses. Ryan & Company specializes in offering audit defense, dispute resolution, strategic planning, tax recovery and sales of tax software. Ryan &
Company was founded in 1991 in Texas and has 425 employees located in Texas,
Atlanta, Baton Rouge, Chicago, Cleveland, Denver, Indianapolis, Kansas City, Los
Angeles, Nashville, New York, San Francisco, St. Louis and Tampa. Ryan & Company
currently occupies 100,990 square feet, or approximately 7.1% of the net rentable area and has leases expiring in 2009, 2010 and 2014.

Highland Capital Management, LP ("Highland"), an employee-owned firm, was founded in 1993 and invests in structured investment vehicles, hedge funds, mutual funds, and more on behalf of financial institutions, pension plans, foundations, and wealthy individuals. In 2005 Highland formed its first European subsidiary with the acquisition of ING Capital Management. Highland manages more than $25 billion in assets. Highland currently occupies 96,178 square feet, or approximately 6.7% of the net rentable area and has leases expiring in 2011.

Glast, Phillips & Murray ("Glast"), founded in 1992, is a Texas based full-service law firm with offices in Dallas, Houston and San Antonio. The law firm employs 75 attorneys in 17 practice areas including business, corporate securities, real estate, litigation and family law. Glast currently occupies
47,313 square feet, or approximately 3.3% of the net rentable area and has leases expiring in 2012.

THE MARKET(1). The Galleria Towers are located in the large Far North Dallas submarket approximately 10 miles north of the Dallas CBD, which encompasses the
Dallas North Tollway corridor from north of the LBJ Freeway through the city of
Frisco at the northern boundary. The Far North Dallas submarket currently consists of 28,654,780 square feet of multi-tenant office space with 1,223,255 square feet under construction. The submarket has experienced positive net absorption for the first three quarters of 2006 of 487,650 square feet. As of the Third Quarter of 2006, the average occupancy rate of Class A office buildings in the submarket was 89.2% with average Class A asking rents of $22 per square foot.

The Far North Dallas submarket is a major employment center for the Dallas
Metroplex and is accessed by the LBJ Freeway and the Dallas North Tollway.

PROPERTY MANAGEMENT. The Galleria Towers are managed by Fortis Property Group,
LLC ("Fortis"), a Delaware limited liability company. Fortis is a diversified real estate investment, operating and development company headquartered in
Brooklyn, New York with over twenty years of management and development experience in both commercial and residential properties in the New York City metropolitan area.

(1)   Certain information was obtained from the Galleria Towers appraisal dated
      October 1, 2006. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    36 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                 GALLERIA TOWERS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE

                NUMBER OF     SQUARE       % OF                    % OF BASE
                 LEASES        FEET        GLA        BASE RENT      RENT
    YEAR        EXPIRING     EXPIRING    EXPIRING     EXPIRING     EXPIRING
----------------------------------------------------------------------------
VACANT             NAP         83,091        5.8%           NAP         NAP
2006 & MTM           3            574        0.0    $     5,128         0.0%
2007                40        118,485        8.3      2,532,885         8.9
2008                19         61,376        4.3      1,447,324         5.1
2009                36        159,269       11.2      3,512,680        12.4
2010                34        218,688       15.3      4,974,162        17.5
2011                31        186,311       13.0      4,118,167        14.5
2012                19        103,414        7.2      1,973,332         6.9
2013                20        284,609       19.9      6,001,007        21.1
2014                16        155,999       10.9      2,634,620         9.3
2015                 2         33,961        2.4        741,193         2.6
2016                 1         22,537        1.6        495,814         1.7
AFTER                0              0        0.0              0         0.0
----------------------------------------------------------------------------
TOTAL              221      1,428,314      100.0%   $28,436,313       100.0%
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                  CUMULATIVE    CUMULATIVE                      CUMULATIVE %
                 SQUARE FEET     % OF GLA     CUMULATIVE BASE   OF BASE RENT
    YEAR           EXPIRING      EXPIRING      RENT EXPIRING      EXPIRING
----------------------------------------------------------------------------
VACANT               83,091         5.8%                NAP           NAP
2006 & MTM           83,665         5.9%        $     5,128           0.0%
2007                202,150        14.2%        $ 2,538,013           8.9%
2008                263,526        18.5%        $ 3,985,338          14.0%
2009                422,795        29.6%        $ 7,498,018          26.4%
2010                641,483        44.9%        $12,472,180          43.9%
2011                827,794        58.0%        $16,590,346          58.3%
2012                931,208        65.2%        $18,563,678          65.3%
2013              1,215,817        85.1%        $24,564,686          86.4%
2014              1,371,816        96.0%        $27,199,306          95.6%
2015              1,405,777        98.4%        $27,940,499          98.3%
2016              1,428,314       100.0%        $28,436,313         100.0%
AFTER             1,428,314       100.0%        $28,436,313         100.0%
----------------------------------------------------------------------------
TOTAL
----------------------------------------------------------------------------

                                    37 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                 GALLERIA TOWERS
--------------------------------------------------------------------------------

                            [MAP OF GALLERIA TOWERS]

                                    38 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                GALLERIA TOWERS
--------------------------------------------------------------------------------

                            [MAP OF GALLERIA TOWERS]

                                    39 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                            CORPORATE WOODS PORTFOLIO
--------------------------------------------------------------------------------

                      [PHOTO OF CORPORATE WOODS PORTFOLIO]

                                    40 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                            CORPORATE WOODS PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $220,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $220,000,000
% OF POOL BY IPB:                       4.5%
% OF GROUPS:                            18.1%
LOAN SELLER:                            UBS Real Estate
                                        Securities Inc.
BORROWER:                               UCM/SREP-Corporate
                                        Woods, LLC
SPONSOR:                                Stoltz Real Estate Fund II &
                                        Honeywell International
                                        Master Pension Trust
ORIGINATION DATE:                       11/30/06
INTEREST RATE:                          5.61100%
INTEREST-ONLY PERIOD:                   84 months
MATURITY DATE:                          12/09/13
AMORTIZATION TYPE:                      Interest-only
ORIGINAL AMORTIZATION:                  N/A
REMAINING AMORTIZATION:                 N/A
CALL PROTECTION:                        L(12),YM(71),O(1)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Springing
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                        INITIAL        MONTHLY
                                                       -------------------------
TAXES:                                                   $511,868      $511,868
INSURANCE:                                               $ 31,015      $ 31,015
CAPEX(1):                                                $ 36,545      $ 36,545
ENGINEERING:                                             $356,769      $      0
TI/LC(2):                                                $389,740      $      0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio
TITLE:                                  Fee
PROPERTY TYPE:                          Various
SQUARE FOOTAGE:                         2,167,827
LOCATION:                               Overland Park, KS
YEAR BUILT/RENOVATED:                   Various
OCCUPANCY:                              89.4%
OCCUPANCY DATE:                         11/09/06
NUMBER OF TENANTS:                      317
HISTORICAL NOI:
2004:                                   $21,356,359
2005:                                   $18,820,176
TTM AS OF 09/30/06:                     $21,335,672
UW REVENUES:                            $41,933,784
UW EXPENSES:                            $20,999,405
UW NOI:                                 $20,934,379
UW NET CASH FLOW:                       $17,453,056
APPRAISED VALUE:                        $288,000,000
APPRAISAL DATE:                         10/19/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $101
CUT-OFF DATE LTV:                       76.4%
MATURITY DATE LTV:                      76.4%
UW IO DSCR:                             1.39x
UW DSCR:                                1.39x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                  SIGNIFICANT TENANTS

                                      RATINGS
TENANT NAME                      MOODY'S/S&P/FITCH(3)  SQUARE FEET    % OF GLA    BASE RENT PSF   LEASE EXPIRATION YEAR
-----------------------------------------------------------------------------------------------------------------------

MIDLAND LOAN SERVICES                  A2/A/A            132,778         6.1%        $ 25.50                2012
BLACK & VEATCH CORPORATION                                96,133         4.4%        $ 23.50                2012
WYETH                                 Baa1/A-/A           84,809         3.9%        $ 20.00                2013
-----------------------------------------------------------------------------------------------------------------------

(1)   The Capital Expenditures reserve is capped at $1,000,000, replenished if drawn upon.

(2)   Certain unfunded tenant improvement obligations in the amount of $389,740 were escrowed at closing. In addition, all termination fees under existing leases will be escrowed for future tenant improvements and leasing commissions.

(3)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    41 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                           CORPORATE WOODS PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       PROPERTY SUMMARY

                                     YEAR BUILT/
                                       YEAR                                                    % OF PROPERTY    ALLOCATED LOAN
  PROPERTY NAME       SQUARE FEET    RENOVATED       OCCUPANCY   LEAD TENANT                         GLA            BALANCE
------------------------------------------------------------------------------------------------------------------------------

  BUILDING 3              61,425    1979 / 2003        52.9%     Demars Pension Consulting           16.7%       $  4,000,000
  BUILDING 6             108,584    1979 / 2004        92.2%     Southwestern Bell                   25.0%          9,100,000
  BUILDING 9              99,018    1984 / 2004        98.7%     AOR Management                      14.7%          8,700,000
  BUILDING 12             97,405    1986 / 2002        98.2%     EDS Information Services            23.4%          8,000,000
  BUILDING 14            120,298    1981 / 2004        73.2%     MII Management Group                11.7%          7,500,000
  BUILDINGS 20-24        139,098    1975 / 2004        60.1%     Maritz Relocation                   13.7%          9,800,000
  BUILDING 27             96,499    1978 / 1999        65.7%     Reuters America Inc.                47.9%          7,100,000
  BUILDING 32            207,316    1985 / 2002        99.3%     Wyeth                               40.9%         25,200,000
  BUILDING 34             96,133    1978 / 2003       100.0%     Black & Veatch Corporation         100.0%         10,200,000
  BUILDING 40            298,557    1981 / 2005        87.0%     QC Holdings                         13.1%         32,400,000
  BUILDING 51             90,566    1977 / 1999       100.0%     HQ Global Workplaces                17.4%          7,500,000
  BUILDING 55             89,204    1977 / 1999        85.0%     Emerson Electric Co                 10.2%          7,300,000
  RETAIL SHOPS            28,612        1982          100.0%     Garozzo's III                       19.5%          5,100,000
  BUILDING 70            101,151    1987 / 2005       100.0%     Compass Minerals Group              39.8%         11,500,000
  BUILDING 75             48,045    1980 / 2000        90.9%     Power Group Design                  12.6%          3,100,000
  BUILDING 82            245,359        2001          100.0%     Midland Loan Services               54.1%         33,200,000
  BUILDING 84            240,557    1998 / 2000        95.5%     Shook Hardy Bacon L.L.P.            19.2%         30,300,000
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED
 AVERAGE(1):           2,167,827                       89.4%                                                     $220,000,000
------------------------------------------------------------------------------------------------------------------------------

(1)   Excludes a 7,000 square foot maintenance facility that has not been allocated any loan balance.

THE LOAN. The Corporate Woods Portfolio mortgage loan is secured by a first lien mortgage in the fee interest in 20 suburban office buildings, and a retail shopping center (the "Corporate Woods Mortgaged Property") located in Corporate
Woods Office Park, a 2.3 million square foot office development situated on approximately 179 acres of land in Overland Park, Kansas.

THE BORROWER. The borrower, UCM/SREP-Corporate Woods, LLC is a special purpose entity jointly sponsored by Stoltz Real Estate Fund II ("Stoltz") and Honeywell
International Inc. Master Pension Trust ("Master Trust").

THE SPONSORS. Stoltz is a real estate investment, development and management company that specializes in retail, mixed-use, office, flex, industrial and multifamily real estate. Stoltz is an investor and operator of more than 70 properties totaling 11 million square feet in 12 states. Since 2000, Stoltz has acquired more than $1 billion in assets nationwide. Partners of Stoltz have included Honeywell/Allied Signal, Inc., Delta Airlines, Inc., USAir, Inc.,
Lehman Brothers, GE Capital Commercial, Teachers Insurance and Annuity
Association, Prudential Mortgage Capital Company, American International Group,
GMAC Commercial Mortgage Corporation and Pacific Coast Capital Partners.

Master Trust is an investment vehicle within the Honeywell Retirement Earnings
Plan ("Plan"). The Plan's investments are held in Master Trust, which was established for the investment of assets of the Plan and several other Honeywell sponsored retirement Plans.

THE PROPERTY. The Corporate Woods Mortgaged Property is located within the
Corporate Woods Office Park, an office park with a total of 29 buildings and approximately 2.3 million square feet of mixed use property situated on approximately 179 acres in the prestigious College Boulevard. Collateral for the mortgage loan is comprised of approximately 2.2 million square feet, which includes 20 suburban office buildings, and a retail shopping center. All of the buildings that serve as collateral for the mortgage loan were constructed between 1975 and 2001. The Corporate Woods Portfolio is occupied by 317 tenants.
The largest tenant in the portfolio, Midland Loan Services (a subsidiary of PNC
Financial Services Group, rated "A" by S&P, "A2" by Moody's and "A" by Fitch), accounts for only 6.1% of the total square footage at the property. No other tenant accounts for more than 5% of the square footage within the portfolio.

SIGNIFICANT TENANTS

MIDLAND LOAN SERVICES ("Midland") occupies 132,778 square feet at an annual rent of $25.50 per square foot. The lease commenced on July 1, 2002 and expires on
October 31, 2012. The tenant has an option to cancel the lease on December 12,
2007, upon payment of a termination fee, which is equal to the sum of $2,785,696 plus one year of annual rent and unamortized tenant improvements, which termination fee is required to be deposited into a reserve account. Midland also has a right of first offer with respect to the building in which it occupies space in the event the borrower elects to sell such building as part of a single sale, rather then a sale of multiple buildings on the entire portfolio of buildings comprising the Corporate Woods Portfolio Mortgaged Property. Midland
provides commercial loan servicing for institutional, agency and CMBS portfolios, including private-label sub-servicing and outsourcing. Midland is a subsidiary of The PNC Financial Services Group, a leading third-party provider of servicing and technology solutions for the commercial real estate finance industry. PNC is one of the largest financial services companies in the country with highly diversified and growing financial services spanning the retail, business and corporate markets.

                                    42 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                            CORPORATE WOODS PORTFOLIO
--------------------------------------------------------------------------------

BLACK & VEATCH CORPORATION leases 96,133 square feet at an annual rent of $23.50 per square foot. The lease commenced in November 1990 and expires in November
2012. Black & Veatch Corporation has more than 90 offices worldwide and specializes in infrastructure development in energy, water, telecommunications, management consulting and environmental markets. Black & Veatch had 2005 year end total revenue of $1.6 billion. Black & Veatch is ranked on the Forbes "500 largest private companies in the United States" listing.

WYETH occupies 84,809 square feet at an annual rent of $20.00 per square foot.
Wyeth is a global leader in pharmaceuticals, consumer health care products, and animal health care products. Wyeth is a pioneer in pharmaceuticals and biotechnology, with leading products in the areas of women's health care, neuroscience, musculoskeletal disorders, cardiovascular therapy, vaccines and infectious disease, hemophilia, immunology and oncology. The company operates in three segments, the largest being pharmaceuticals.

RELEASE. The borrower is permitted to obtain the release of an individual property from the lien of the mortgage upon the satisfaction of certain conditions including, but not limited to, the following: (A) the amount of the outstanding principal balance of the loan to be prepaid equals or exceeds the sum of (y) the release amount for an individual property and (z) 5% of the release amount for that individual property, for the applicable individual property being released; (B) after giving effect to such partial release, the
DSCR for the remaining mortgaged properties (the "Remaining Properties"), calculated using an assumed debt service constant of 5.92%, is equal to or greater than the greater of (y) the DSCR as of the date of origination and (z)
the DSCR immediately prior to date of release (the "Release DSCR"); provided, however, if the DSCR is less than the Release DSCR, the borrower has the right to deliver cash to the lender in an amount which if applied to pay down the loan would cause the DSCR to equal or exceed the Release DSCR; and (C) after giving effect to such partial release, the LTV ratio for the remaining mortgaged properties will be equal to or less than the lesser of (y) the LTV ratio as of the date of origination and (z) the LTV ratio immediately prior to the date of release (the "Release LTV"); provided, however, if the LTV ratio is greater than the Release LTV ratio, the borrower will have the right to deliver cash to the lender in an amount which if applied to pay down the loan would cause the LTV ratio to equal or be less than the Release LTV ratio.

THE MARKET(1). The Corporate Woods Portfolio is located in Overland Park, Kansas within Johnson county. Overland Park is within the Kansas City MSA. From 2001 to
2006, Johnson County employment grew at an average annual compound rate of 4.54%
compared to 2.36% for the Kansas City MSA. Looking back ten years, Johnson
County employment grew at an average annual compound rate of 3.26%, compared to the Kansas City MSA growth rate of 1.46%.

According to TWR, as of 3rd quarter 2006, the Kansas City office market contained an overall inventory of about 44,634,000 square feet with a vacancy of
16.6%. Average asking rents for the Kansas City MSA are approximately $16.21 per square foot. Corporate Woods Portfolio consists of Class A and Class B buildings located in the South Johnson office submarket. The South Johnson submarket has a current vacancy rate of approximately 10.9% on total inventory of 11,517,000 square feet. Average asking rents for the submarket are $19.07 per square foot.
The South Johnson submarket has experienced positive absorption in 2004, 2005, and YTD 2006. There are no multi-tenant general office use properties under construction or announced in the South Johnson County submarket.

PROPERTY MANAGEMENT. The property manager is Stoltz Management of Delaware Inc., an affiliate of the borrower that currently manages over 10 million square feet of mixed use space.

(1)   Certain information was obtained from the Corporate Woods appraisal dated
      October 19, 2006. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE

             NUMBER OF                                              % OF BASE
              LEASES      SQUARE FEET    % OF GLA     BASE RENT        RENT
 YEAR        EXPIRING      EXPIRING      EXPIRING     EXPIRING       EXPIRING
------------------------------------------------------------------------------
VACANT          NAP           230,082       10.6%           NAP          NAP
2006              9            16,550        0.8    $   331,679          0.8%
2007             88           277,534       12.8      5,685,756         14.3
2008             67           345,309       15.9      7,272,121         18.3
2009             66           224,194       10.3      4,479,449         11.3
2010             46           210,129        9.7      4,144,469         10.5
2011             31           239,247       11.0      4,533,242         11.4
2012             11           372,932       17.2      8,555,042         21.6
2013              8           143,758        6.6      2,854,062          7.2
2014              3            26,541        1.2        421,308          1.1
2015              3            63,712        2.9      1,002,522          2.5
2016              1            17,839        0.8        356,784          0.9
AFTER             0                 0        0.0              0          0.0
------------------------------------------------------------------------------
TOTAL           333         2,167,827      100.0%   $39,636,433          100%
------------------------------------------------------------------------------

---------------------------------------------------------------------
             CUMULATIVE    CUMULATIVE %    CUMULATIVE    CUMULATIVE %
            SQUARE FEET       OF GLA       BASE RENT    OF BASE RENT
 YEAR         EXPIRING       EXPIRING       EXPIRING      EXPIRING
---------------------------------------------------------------------
VACANT          230,082        10.6%               NAP       NAP
2006            246,632        11.4%       $   331,679       0.8%
2007            524,166        24.2%       $ 6,017,434      15.2%
2008            869,475        40.1%       $13,289,556      33.5%
2009          1,093,669        50.5%       $17,769,005      44.8%
2010          1,303,798        60.1%       $21,913,474      55.3%
2011          1,543,045        71.2%       $26,446,715      66.7%
2012          1,915,977        88.4%       $35,001,757      88.3%
2013          2,059,735        95.0%       $37,855,819      95.5%
2014          2,086,276        96.2%       $38,277,127      96.6%
2015          2,149,988        99.2%       $39,279,649      99.1%
2016          2,167,827       100.0%       $39,636,433     100.0%
AFTER         2,167,827       100.0%       $39,636,433     100.0%
---------------------------------------------------------------------
TOTAL
---------------------------------------------------------------------

                                    43 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                           CORPORATE WOODS PORTFOLIO
--------------------------------------------------------------------------------

                       [MAP OF CORPORATE WOODS PORTFOLIO]

                                    44 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    45 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                               AMERICOLD PORTFOLIO
--------------------------------------------------------------------------------

                         [PHOTO OF AMERICOLD PORTFOLIO]

                                    46 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                               AMERICOLD PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $194,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $194,000,000
% OF POOL BY IPB:                       4.0%
% OF GROUP R-1:                         6.5%
LOAN SELLER:                            UBS Real Estate Securities Inc.
BORROWER:                               ART Mortgage Borrower Propco
                                        2006-1A L.P. and ART Mortgage
                                        Borrower Opco 2006-1A L.P.
SPONSOR:                                Americold Realty Trust
ORIGINATION DATE:                       11/27/06
INTEREST RATE:                          5.55050%
INTEREST-ONLY PERIOD:                   120 months
MATURITY DATE:                          12/11/16
AMORTIZATION TYPE:                      Interest-only
ORIGINAL AMORTIZATION:                  N/A
REMAINING AMORTIZATION:                 N/A
CALL PROTECTION:                        L(24),Def(91),O(5)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Cash Management Agreement
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                           INITIAL     MONTHLY
                                                           ---------------------
TAXES(1):                                                      $0          $0
INSURANCE(1):                                                  $0          $0
CAPEX(1):                                                      $0          $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio
TITLE:                                  Fee
PROPERTY TYPE:                          Industrial -- Warehouse/Distribution
SQUARE FOOTAGE:                         3,328,651 (51,654,912 Cu. Ft)
LOCATION:                               Various
YEAR BUILT/RENOVATED:                   Various
OCCUPANCY:                              92.4%
OCCUPANCY DATE:                         Various
HISTORICAL NOI:
  2004:                                 $16,359,425
  2005:                                 $19,170,820
  TTM AS OF 08/31/06(2):                $20,200,588
UW REVENUES:                            $53,550,980
UW EXPENSES:                            $33,350,392
UW NOI:                                 $20,200,588
UW NET CASH FLOW:                       $18,992,887
APPRAISED VALUE:                        $242,500,000
APPRAISAL DATE:                         Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $58
CUT-OFF DATE LTV:                       80.0%
MATURITY DATE LTV:                      80.0%
UW IO DSCR:                             1.74x
UW DSCR:                                1.74x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                PORTFOLIO SUMMARY

                                                       APPRAISED      YEAR BUILT /
        LOCATION                      TYPE              VALUE          RENOVATED
----------------------------------------------------------------------------------

CARTHAGE, MO               Warehouse/Distribution   $160,000,000        1971
FORT WORTH, TX             Warehouse/Distribution     34,600,000        1999
WEST POINT, MS             Warehouse/Distribution     24,900,000        1995
GARDEN CITY, KS            Warehouse/Distribution     23,000,000     1980 / 2006
----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                             $242,500,000
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

                                                                    ALLOCATED LOAN
        LOCATION          CUBIC FEET    SQUARE FEET    OCCUPANCY       BALANCE
----------------------------------------------------------------------------------

CARTHAGE, MO             40,494,311      2,863,778      93.9%       $128,000,000
FORT WORTH, TX            3,500,000        143,559      86.2%         27,680,000
WEST POINT, MS            5,230,360        191,676      63.9%         19,920,000
GARDEN CITY, KS           2,430,241        129,638     107.4%(3)      18,400,000
----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:  51,654,912      3,328,651      92.4%       $194,000,000
----------------------------------------------------------------------------------

(1)   The monthly deposits for the required reserves are waived provided there are (i) no existing events of default and (ii) a Trigger Period does not exist. A Trigger Period means a period commencing on the first business day after a Trigger Event has occurred and ending on the first business day after the Trigger Event has not existed for 2 fiscal quarters. A
      Trigger Event means the date on which the annual underwritable cash flow
      ("UWCF") for the trailing four fiscal quarters determined at the end of each quarter for the properties then subject to the mortgage falls below
      85% of the UWCF determined as of the origination date for the properties then subject to the mortgage. If the above conditions are not satisfied,
      (i) monthly deposits representing 1/12th of the annual estimates for taxes and the insurance premium will be made into the tax and insurance reserve and (ii) monthly deposits of $205,127.50 will be made into the replacement reserve, capped at $4,000,000.

(2)   For the Forth Worth property only, based on the trailing 12 months ending on 09/30/06.

(3)   The Garden City facility exhibits an occupancy figure over 100%. Occupancy is calculated on a pallet basis. A baseline pallet capacity is defined and serves as the "fully occupied" benchmark. However, in periods of high demand, pallets may be stacked in secondary or overflow areas, which leads to a pallet load in excess of the benchmark, and causes properties to show greater than 100% occupancy.

                                    47 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                               AMERICOLD PORTFOLIO
--------------------------------------------------------------------------------

THE LOAN. The Americold Portfolio mortgage loan is a first lien mortgage securing a fee interest in four temperature-controlled warehouse/distribution facilities located in Carthage, MO; Fort Worth, TX; West Point, MS; and Garden
City, KS.

THE BORROWER. The borrowing entities are ART Mortgage Borrower Propco 2006-1A
L.P and ART Mortgage Borrower Opco 2006-1A L.P. The sponsor is Americold Realty
Trust ("Americold"), the holding company for Americold Logistics, LLC, a provider of temperature-controlled warehousing, distribution, supply-chain management, and other logistics services. The company offers 545 million cubic feet of storage space in 101 temperature-controlled facilities nationwide.

Ownership of the company is divided among three real estate/private equity firms: Vornado Realty Trust (47.6%), Crescent Real Estate Equities (30.7%), and
The Yucaipa Companies (20.7%). Vornado Realty Trust and Crescent Real Estate
Equities, both public REITs, have a combined market capitalization of over $26 billion. The Yucaipa Companies, owned by Ronald W. Burkle, are investors in real estate and the food and grocery industries.

THE PORTFOLIO. The Americold Portfolio mortgage loan is secured by four properties encompassing 3,328,651 square feet (51,654,912 cubic feet). Typical features of these facilitates are multiple truck loading bays, direct rail service, staging areas for shipping, cooling systems, and redundant power and/or backup generators. Most facilities contain a mix of frozen, refrigerated, and cooler storage space.

Major customers of the Americold Portfolio include Sara Lee (rated 'BBB+'),
Heinz (rated 'BBB'), Schwan (private), the U.S. Government (rated 'AAA'),
Schreiber (private), and ConAgra (rated 'BBB+').

CARTHAGE, MO

The Carthage property is the largest facility in the portfolio encompassing
40,494,311 cubic feet. The space has been used for temperature-controlled storage since 1971. Inside, wide columns of rock space approximately 50 feet apart support the ceiling, which has an average clear height of approximately 17 feet. The facility has approximately 2.8 million square feet of freezer and storage space and is served by 175 truck loading bays, room for simultaneously loading or unloading 28 train cars inside the facility, and 30 blast freezer cells. Much of the product is exported to Russia, Mexico, and China, or shipped for domestic consumption to Wal-Mart stores.

FORT WORTH, TX

Americold's Fort Worth, Texas facility is located near major interstate highways. The asset consists of approximately 3,500,000 cubic feet of warehouse space and 13,500 of office space. The clear ceiling height in the warehouse is
21 to 34 feet. The facility is served by 19 truck bays, four rail doors and one ramp bay.

WEST POINT, MS

The West Point facility is located equidistant from Birmingham, AL, Memphis, TN, and Jackson, MS. The improvements contain 5,230,360 cubic feet of storage space and are situated on a 37 acre site. The clear ceiling height is approximately
15.9 to 41.5 feet in the warehouse space.

GARDEN CITY, KS

The Garden City property is located in the western part of Kansas, approximately
300 miles southeast of Denver, CO. The facility contains 2,430,241 cubic feet of storage, after two expansions completed in 1986 and 2006. The clear ceiling height is 28 feet, and the facility includes approximately 13,500 square feet of office space. The largest customers are Roberts & Williams and Beef Products,
Inc.

THE MARKETS.(1)

OVERVIEW

The properties are strategically located to provide access to multiple major cities. The nature of the customers served for the temperature-controlled warehouse business require that properties be built outside major metropolitan areas, but with access to interstate routes connecting the country's large population centers.

CARTHAGE, MO

The subject property is located in the Town of Carthage, Missouri in the northeastern portion of the Joplin MSA. The industrial market in Joplin is centered around the cities of Joplin, Carthage and Neosho. The area is popular among distribution and light manufacturers due to the central location in the
United States, good expressway access and low cost of labor. The only competing cold storage facility in the area is Haas Warehousing located at 651 Industrial
Drive in Neosho about 23 miles south of the subject property.

(1)   Certain information was obtained from the 1331 Civil War Road (dated:
      10/18/06), 200 Railhead Road (dated: 10/01/06), 751 Churchill Road (dated:
      10/01/06), and 2007 West Mary Street (dated: 10/18/06) appraisals. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals."

                                    48 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                               AMERICOLD PORTFOLIO
--------------------------------------------------------------------------------

FORT WORTH, TX

The subject property is located in an industrial park known as Railhead
Industrial Park which is located in the northwest sector of City of Fort Worth.
Overall, the subject's competitive area is within the Railhead Industrial Park which contains approximately 600 acres and has been developed with approximately
3,000,000 square feet of industrial manufacturing and distribution facilities built since 1990. The industrial park is also served by two railroads, the Union
Pacific and Burlington Northern Sante Fe Railroads. The subject property is served by the Union Pacific Railroad.

WEST POINT, MS

The subject property is located in Clay County, within the greater West Point area of Mississippi. There are no other cold storage facilities in the Clay county area.

GARDEN CITY, KS

The subject property's market area is generally defined as the southwest region of Kansas. There are no other cold storage facilities in the area.

PARTIAL DEFEASANCE AND PARTIAL RELEASE. The borrower is permitted to voluntarily defease a portion of the loan and obtain a release of the lien of the mortgage on any individual property upon satisfaction of certain conditions including, but not limited to, the following: (A) the payment of funds to purchase direct non-callable obligations of the United States of America sufficient to defease the loan in an amount equal to a release amount (the "Release Amount") equal to
(x) 105% of the original allocated loan amount of the released individual property, which, when taken together with the allocated loan amount of each individual property previously released, is less than or equal to 12.5% of the original principal amount of the loan, (y) 110% of the original allocated loan amount of the released individual property, which, when taken together with the allocated loan amount of each individual property previously released, is greater than 12.5% but less than or equal to 25% of the original principal amount of the loan, or (z) 115% of the original allocated laon amount of the released individual property, which, when taken together with the allocated loan amount of each individual property released, is greater than 25% of the original principal amount; (B) after giving effect to the release of any individual property (including any amount so paid in excess of 100% of the allocated loan amount for such individual properties released), the debt service coverage ratio of the loan for the individual properties (excluding the individual properties released) shall not be less than the greater of (i) the debt service coverage ratio as of the date of origination of the loan and (ii) the debt service coverage ratio for the trailing 12 full calendar months as of the date immediately preceding the release of the individual properties; provided, that in order to satisfy such debt service coverage ratio, the borrower may defease a portion of the loan in excess of the Release Amounts of the affected Individual
Properties.

SUBSTITUTION. The borrower is permitted to obtain a release of the lien of the mortgage encumbering any of the individual properties (the "Substituted
Property") by substituting another property of like kind and quality (the
"Substitute Property") upon satisfaction of certain conditions including, but not limited to, the following: (A) the allocated loan amount of the Substitute
Properties collectively do not exceed 35% of the original principal balance of the loan; (B) after giving effect to the substitution, the debt service coverage ratio for the loan (excluding the Substituted Properties and including the
Substitute Properties) is not less than the greater of (i) the debt service coverage ratio as of the origination date and (ii) the debt service coverage ratio for the trailing 12 full calendar months as of the date immediately preceding the substitution; provided, that in order to satisfy such debt service coverage ratio, the borrower may defease a portion of the loan in excess of the
Release Amounts of the affected individual properties; and (C) (x) the loan-to-value ratio of a Substitute Property is not greater than the lesser of the loan-to-value ratio for a Substituted Property (i) as of the origination date and (ii) immediately prior to the substitution or (y) if the borrower is unable to satisfy the foregoing loan-to-value ratio test set forth in (c) above, after giving effect to the substitution, such test may be satisfied if the loan-to-value ratio for all of the individual properties (excluding the
Substituted Properties and including the Substitute Properties) is not greater than the lesser of (i) the loan-to-value ratio as of the origination date and
(ii) the loan-to-value ratio immediately prior to the substitution.

PROPERTY MANAGEMENT. The properties are managed by ART Manager, LLC, an affiliate of the borrower.

                                    49 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                              AMERICOLD PORTFOLIO
--------------------------------------------------------------------------------

                          [MAP OF AMERICOLD PORTFOLIO]

                                    50 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    51 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                MERCHANDISE MART
--------------------------------------------------------------------------------

                           [PHOTO OF MERCHANDISE MART]

                                    52 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                MERCHANDISE MART
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:(1)          $175,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $175,000,000
SHADOW RATING                           Aa1/AAA/AAA
   (MOODY'S/S&P/FITCH):
% OF POOL BY IPB:                       3.6%
% OF GROUP R-1:                         5.9%
LOAN SELLER:(2)                         Eurohypo AG, New York
                                        Branch
BORROWER:                               Merchandise Mart L.L.C.,
                                        MTS-MM LLC
SPONSOR:                                Vornado Realty L.P.
ORIGINATION DATE:                       11/21/06
INTEREST RATE:                          5.57250%
INTEREST-ONLY PERIOD:                   120 months
MATURITY DATE:                          12/06/16
AMORTIZATION TYPE:                      Interest-only
ORIGINAL AMORTIZATION:                  N/A
REMAINING AMORTIZATION:                 N/A
CALL PROTECTION:                        L(24),Def (92),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Cash Management
                                        Agreement
ADDITIONAL DEBT:                        $175,000,000/$300,000,000
ADDITIONAL DEBT TYPE:(3)                Pari Passu Loan/Mezzanine
                                        Loan
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                        INITIAL       MONTHLY
                                                        ------------------------
TAXES:(6)                                                   $0        Springing
INSURANCE:(6)                                               $0        Springing
CAPEX:(6)                                                   $0        Springing
TI/LC:(6)                                                   $0        Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:(4)                       Office -- CBD
SQUARE FOOTAGE:                         3,448,680
LOCATION:                               Chicago, IL
YEAR BUILT/RENOVATED:                   1930/2005
OCCUPANCY:(5)                           95.0%
OCCUPANCY DATE:                         09/30/06
NUMBER OF TENANTS:                      578
HISTORICAL NOI:
  2004:                                 $59,088,528
  2005:                                 $56,181,830
  TTM 08/31/2006:                       $58,480,433
UW REVENUES:                            $111,171,825
UW EXPENSES:                            $44,720,518
UW NOI:                                 $66,451,307
UW NET CASH FLOW:                       $63,091,590
APPRAISED VALUE:                        $917,000,000
APPRAISAL DATE:                         10/31/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(7)
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $101
CUT-OFF DATE LTV:                       38.2%
MATURITY DATE LTV:                      38.2%
UW IO DSCR:                             3.19x
UW DSCR:                                3.19x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                  SIGNIFICANT TENANTS

                                       RATINGS                                                         LEASE EXPIRATION
TENANT NAME                      MOODY'S/ S&P/FITCH(8)  SQUARE FEET      % OF GLA     BASE RENT PSF          YEAR
-----------------------------------------------------------------------------------------------------------------------

MTS-MM LLC(9)                                             386,090          11.2%         $ 19.83             2014
BANKER'S LIFE AND CASUALTY             B1/BB/BB-
  COMPANY                                                 115,680           3.4%         $ 21.13             2018
WPP GROUP PLC (J. WALTER            Baa2/BBB+/BBB+
  THOMPSON U.S.A., INC.)(10)                              111,700           3.2%         $ 21.35             2020
CCC INFORMATION SERVICES INC.           NR/B/NR           106,730           3.1%         $ 23.14             2008
MONSANTO COMPANY(11)                 Baa1/A--/A--         100,167           2.9%         $ 25.55             2007
-----------------------------------------------------------------------------------------------------------------------

(1)   The total funding amount of $350 million is being provided to the borrower for the refinancing of the Merchandise Mart. The $350 million whole loan has been split into two pari-passu A-Notes: a $175 million A-2 Note
      (included in the trust) and a $175 million pari passu A-1 Note (not included in the trust).

(2)   The loan was jointly originated by Eurohypo AG, New York Branch and
      Goldman Sachs Commercial Mortgage Capital, LP ("GSCMC"). The $350 million whole loan consists of two $175 million pari-passu notes.

(3)   Additional Debt includes the $175 million pari passu A-1 Note as well as
      $300 million in outstanding mezzanine debt, consisting of a $100 million senior A tranche (co-originated on a 50/50 basis by the lender and GSCMC), a $100 million junior B tranche (co-originated on a 50/50 basis by the lender and GSCMC) and a $100 million junior C tranche (held by an affiliate of the borrower).

(4)   This property is comprised of 1,970,102 square feet of market showroom and design center space, 1,018,492 square feet of office space, 386,090 square feet of trade show space, and 73,996 square feet of retail space.

(5)   Includes 386,090 square feet leased to a borrower affiliate.

(6)   Springing reserves upon a Cash Trap Period: (i) monthly reserves for real estate taxes and insurance, based on 1/12 of the annual real estate taxes and insurance premiums, estimated by lender, (ii) monthly TI/LC reserves at $1.00 per square foot annually and (iii) monthly replacement reserves at 1/12 of $0.25 per square foot annually. "Cash Trap Period" shall mean a period that commences when actual net operating income ("TTM NOI") falls below 85% of closing date NOI and ends when TTM NOI rises above 85% of the closing date NOI for two consecutive fiscal quarters. In lieu of any CapEx reserves or TI/LC reserves, to cover amounts that would otherwise be required to be funded, the borrower has the right to provide a payment guaranty from Vornado Realty, L.P. as specified in the loan documents.

(7)   Calculated based on the aggregate cut-off principal balance of the A-2
      Note (included in the trust) and the A-1 Note (not included in the trust).

(8)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(9)   Merchandise Mart Properties Inc. ("MMPI") operates the trade shows through a service agreement with MTS-MM LLC, the co-borrower and master tenant for the trade show space on the 7th and 8th floors. MMPI is rated
      BBB+/Baa3/BBB by Fitch, Moody's and S&P respectively.

(10)  The tenant J. Walter Thompson U.S.A. Inc., is a subsidiary of the WPP
      Group plc.

(11)  Monsanto Company subleases 99,954 square feet to NAVTEQ Corp., which also currently occupies 49,129 square feet on a direct basis.

                                    53 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                MERCHANDISE MART
--------------------------------------------------------------------------------

THE LOAN. The Merchandise Mart loan is secured by a first mortgage on a fee interest in a 3,448,680 net rentable square foot commercial office building in
Chicago, Illinois.

THE BORROWER. The borrowers are Merchandise Mart L.L.C., a Delaware limited liability company, and MTS-MM LLC, a Delaware limited liability company
(collectively, the "Borrower"). Merchandise Mart L.L.C. is a single purpose entity that owns the mortgaged property. MTS-MM LLC is a single purpose entity, which leases two floors of the mortgaged property, where trade shows are held, pursuant to a master lease between Merchandise Mart L.L.C. as landlord and
MTS-MM LLC as tenant. Merchandise Mart L.L.C. and MTS-MM LLC are affiliated entities.

THE SPONSOR. Vornado Realty Trust ("Vornado") is the fourth largest REIT and the second largest office REIT in the United States with a total market capitalization exceeding $17 billion as of November 28, 2006. As of March 31,
2006, Vornado owned 324 properties totaling 73.9 million square feet with a total net asset value of $14.3 billion. Vornado's holdings include 111 office buildings aggregating approximately 30.7 million square feet, 111 retail properties totaling 16.2 million square feet, 10 merchandise mart properties in six states totaling 9.5 million square feet plus 1.2 million square feet of garage space, a 47.6% interest in Americold Realty Trust, a 33% interest in
Alexander's (NYSE: ALX), and a 33% interest in Toys 'R Us, which has 18 million square feet of real estate assets, and various other holdings.

THE PROPERTY. The Merchandise Mart is a 3,448,680 net rentable square foot,
25-story Class A mixed use commercial building located at 200 World Trade
Center, Chicago, Illinois. It is located on 6.65 acres on two city blocks along the northern bank of the Chicago River in the city's CBD, in the River North neighborhood.

As of September 30, 2006, the property was 95% occupied by 578 tenants dispersed among mart, office and retail uses. The property has maintained a 95% occupancy since Vornado purchased the property in 1998. The top five tenants comprise
23.8% of the space and contribute 19.7% of the total occupied base rent.

The property is one of the largest commercial buildings in the world. It is comprised of 1,970,102 square feet of market showroom space (which includes contract furnishings, gift and casual furnishings), and design center space
(which includes residential furnishings and building products/luxehome), 386,090 square feet of trade show space (which houses major trade show events and is operated in space on the 7th and 8th floors by Merchandise Mart Properties, Inc.
("MMPI"), through a service agreement with MTS-MM LLC (co-borrower), the tenant under the master lease for this space), 1,018,492 square feet of office space, and 73,996 square feet of retail space. The property has average floor plate sizes of approximately 200,000 square feet on the first through 18th floors with reduced floor plates beginning on the 19th floor.

The property was originally constructed by Marshall Fields & Co. in 1930 and a
$332 million capital program commenced in 1985 and was completed in 2005. An estimated two-thirds of the costs were allocated to the building's infrastructure and systems and one-third devoted to tenant improvements and leasing commissions. Virtually every building system was upgraded and 95% of the building was completely renovated.

The property is the largest Class-A showroom building in the United States, tenanted by wholesalers/manufacturers in all of the industries represented
(contract furnishings, gift and casual furnishings, residential furnishings and building products). The former owner of the Merchandise Mart spearheaded the development of the modern-day "market" or "trade show" concept. Showroom tenants in various industries anchor industry trade shows that are trypically one week long, held once or twice a year. These shows are sponsored and run by MMPI, which derives substantial net revenues from the shows. The trade shows at the
Merchandise Mart are essential to retaining the property's strong base of showroom tenants who benefit from being a part of the key shows in the industry.

SIGNIFICANT TENANTS.

MTS-MM LLC Merchandise Mart Properties, Inc. ("MMPI") operates the trade shows through a service agreement with the master tenant for this space, which is the co-borrower, MTS-MM LLC. MMPI is the largest trade and exhibition company in the
United States. The company uses its space to host trade shows and exhibitions, subleasing or granting licenses to various exhibitors in the furniture and design industry that convene regularly to display product lines and merchandise.
MMPI owns nine exhibition properties totaling 9.2 million square feet located in
Chicago, IL, Washington, DC, New York, NY, Boston, MA and Los Angeles, CA.
MMPI's portfolio is 94.3% occupied as of March 31, 2006. MMPI also owns 1.2 million square feet of parking garages. MMPI is a subsidiary of Vornado with a total market capitalization in excess of $17 billion as of November 28,2006.

Banker's Life and Casualty Company ("Banker's Life"), established in 1879, is one of the largest insurance companies in the United States. Banker's Life focuses exclusively on the needs of senior Americans through a broad portfolio of insurance products including long term care, life, annuities and Medicare supplement products. Banker's Life is based in Illinois and licensed in every state except New York and in the District of Columbia. Banker's Life is a
subsidiary of Conseco, Inc. ("Conseco"), a financial services organization headquartered Indianapolis, Indiana. Conseco (BB/B1/BB- by Fitch, Moody's and
S&P, respectively) is a Fortune 500 company, with more than $4 billion in annual revenue. As of year-end 2005, Banker's Life had total assets of $8.91 billion, liabilities of $8.28 billion and net premium income of $2.3 billion.

                                    54 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                MERCHANDISE MART
--------------------------------------------------------------------------------

WPP Group, plc (J. Walter Thompson U.S.A., Inc.) ("WPP Group") (LSE: WPP)
(NASDAQ: WPPGY), based in London, is the world's second largest advertising agency, media planning and buying group. In addition to advertising, WPP Group's portfolio includes companies in research and consulting, public relations, lobbying, branding and identity and specialty communications. WPP Group's advertising agency holdings include the Grey Global Group, Ogilvy and Mather
Worldwide, Young and Rubicam, and JWT (formerly known as J. Walter Thompson
Co.). Its public relations company holdings include Hill and Knowlton, Olgilvy and Mather Worldwide, Burston-Marsteller, and Cohen and Wolfe. Its media planning/buying company holdings include Mediaedge:cia, Mindshare, MediaInsight and Maximize. Its research companies, forming a separate umbrella group known as the Kantor Group, comprise, among others, BMRB, Diagnostic Research/Added Value,
IMRB (Indian Market Research Bureau), Millward Brown and Research International.
At year-end 2005, WPP Group reported gross revenues of 5.37 billion pounds and net income of 254.1 million pounds on total assets of 14.39 billion pounds.
Total liabilities as of year-end 2005 were 10.5 billion pounds.

CCC Information Services, Inc. ("CCC"), founded in 1980 and headquartered in
Chicago, Illinois, supplies the automotive claims and collision repair industries with advanced software, communications systems, and Internet and wireless-enabled technology. CCC has 15,000 collision repair facilities, 350 insurance companies, and a range of industry participants. CCC is owned by
Investcorp Bank, BSC., an international holding company with investments in corporations and real estate in North America, Europe and the Persian Gulf. As of year-end 2005, Investcorp Bank had total assets of $4.8 billion, total liabilities of $2.4 billion, revenue of $524.7 million and net income of $110.3 million.

Monsanto Company ("Monsanto") (NYSE: MON), together with its subsidiaries, is a global provider of agricultural products for farmers. Monsanto produces seed brands, including DEKALB and Asgrow, Seminis and Stoneville, and develops biotechnology traits that assist farmers in controlling insects and weeds. It manufactures Roundup-brand herbicides and other herbicides. Monsanto also provides lawn and garden herbicide products for the residential market, and animal agricultural products. Monsanto operates in two business segments: Seeds and Genonomics and Agricultural Productivity.

During its fiscal year ended August 31, 2005, Monsanto formed American Seeds,
Inc. ("ASI"). In November 2004, ASI acquired Channel Bio Corp. (Channel Bio).
ASI through its subsidiary, Channel Bio, acquired NC+ Hybrids, Inc. During fiscal 2005, Monsanto acquired Seminis, Inc., the canola business of Advanta
Seeds and the cotton business of Emergent Genetics, Inc. and Emergent Genetics
India, Ltd. For fiscal 2005, the company reported revenues of $6.3 billion and net income of $225 million on assets of $10.5 billion. Monsanto's total liabilities for the same period were $4.97 billion.

THE MARKET(1)

Most major cities in the United States have a merchandise mart of some sort, but most of these serve a local or regional need. They are typically much smaller than the Merchandise Mart in Chicago, and they typically have a narrower focus.
The competitive environment for very large merchandise marts that serve a national and international market has been fairly stable, with the exception of the development of the World Market Center in Las Vegas. The 1.3 million square foot phase of this eight-phase project opened in July 2005. It competes primarily in the furniture market, with High Point, North Carolina. The second phase, with 1.6 million square feet, is to be delivered in early 2007.
AmericasMart in Atlanta also offers competition. It has 4.2 million square feet in three interconnected buildings, and a fourth building, which is to be 1.5 million square feet, is planned for possible delivery in 2007 or 2008, although the new building has not received final approval for construction.

Trade shows are held at marts or at other exhibition facilities. A trade show is generally located in a city that offers convenient transportation and adequate infrastructure to support a large number of attendees. Chicago offers such convenience, in terms of flight availability, a central location, and a large number of hotel rooms and restaurants. The Merchandise Mart is adjacent to the
Loop and it has its own rail station stop, so it is well positioned locally to take advantage of the meeting industry infrastructure of Chicago.

Trade shows are typically prominent in industries in which products are non-standardized, change frequently or require physical inspection before purchase. The success of a trade show depends both upon the breadth of merchandise offered and the depth, so as to attract a significant group of buyers. This need for breath and depth gives large marts such as the Merchandise
Mart a competitive advantage relative to smaller marts, and makes it difficult to successfully establish a new mart that competes on a national scale. The
Merchandise Mart is the largest mart property in the United States. It has routinely operated with strong rents and occupancy levels (over 95% since
Vornado's purchase in 1998), and its trade shows are well-established events.

Floors 7 and 8 of the Merchandise Mart are dedicated to trade shows. The large size of the floors (200,000 square feet) and the convenience of having the trade show forum under the same roof as the showrooms in the building are a plus for the tenants of the property. Many competing merchandise marts in the United
States have their trade show facilities in buildings separate from many of the showroom tenants that are served by the trade shows. Many facilities cannot host the very large shows, which the Merchandise Mart can.

(1)   Certain information was obtained from the Merchandise Mart appraisal dated
      10/31/06. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                   55 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                MERCHANDISE MART
--------------------------------------------------------------------------------

Since the Merchandise Mart serves a national and international client base of buyers for many product types, its demand is largely a function of broad national and international trends. There is also a regional component of demand, because the Merchandise Mart serves many Midwest regional buyers and interior designers.

The subject property office component is part of the River North office sub-market of Chicago. In the 2Q06, CBRE reports that the Chicago office market posted the lowest vacancy rate (18.0%) since 4Q04, and the largest amount of positive net absorption in the first half of the year since 2000.The Chicago office market was hurt by weak demand from 2001 through early 2005, with negative absorption. Since then, employment trends have turned positive and so has net absorption, which totaled 1,146,000 rentable square feet (or 1.1% of the initial stock) for 2005 and 2,143,000 rentable square feet (or 2.0% of the initial stock) for the first half of 2006. The vacancy rate for the River North sub-market for the 2Q06 is 17.0% vs. 20.5% for the same period in 2005. As of the 2Q06, office space leasing activity in the River North sub-market totalled
385,536 square feet.

The subject property retail component is part of the City North retail sub-market of Chicago, which is comprised of 7.7 million square feet of space.
As of the 2Q06, the City North retail sub-market has higher rent and lower vacancy than any other retail sub-market in Chicago. CBRE reports that the City
North retail vacancy has dropped from 4.8% in 1Q06 to 3.1% for 2Q06, while asking rents increased during the quarter to $31.35 per square foot, from $30.60 per square foot. For Chicago as a whole, the retail market vacancy rate at the end of 2Q06 was 7.5%, which was down slightly from the earlier quarter, and the average asking rent was $20.58 per square foot, compared to $20.77 per square foot for 1Q06.The Chicago retail market is benefiting from a recovering local economy, continued low interest rates and healthy consumer confidence. The City
North retail office sub-market has benefited from strong residential development.

PROPERTY MANAGEMENT. MMPI, a Vornado subsidiary, manages the property. MMPI is the largest operator of assets in the trade mart/design center industry. MMPI has managed the property since 1945. Vornado acquired the property in 1998 and kept the management. Senior management of MMPI has, on average, more than 14 years of experience managing the property and similar trade show/design center assets across the United States and Canada. MMPI owns and manages 9 other similar mart properties totaling 9.2 million square feet plus 1.2 million square feet of garage space. Other notable properties include the Chicago Apparel
Center/350 West Mart Center in Chicago; 2,012,000 square foot of showroom space in several buildings in High Point, North Carolina that are dedicated to the furniture industry; the 778,000 square foot L.A. Mart; the 553,000 square foot
Boston Design Center; and two New York City properties known as 7 West 34th
Street and the Architects and Designers (A&D) building.

------------------------------------------------------------------------------------------------------------------------------------
                                                        LEASE ROLLOVER SCHEDULE

               NUMBER OF                                        % OF BASE                 CUMULATIVE    CUMULATIVE     CUMULATIVE %
   YEAR OF      LEASES     EXPIRING   PERCENT OF    BASE RENT      RENT      CUMULATIVE    PERCENT OF    BASE RENT   PERCENT OF BASE
 EXPIRATION    EXPIRING       SF       TOTAL SF     EXPIRING     EXPIRING     TOTAL SF      TOTAL SF     EXPIRING     RENT EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

VACANT            NAP       170,914       5.0%            NAP        NAP       170,914         5.0%             NAP         NAP
2006 & MTM         96       139,331       4.0     $ 2,104,169        2.4%      310,245         9.0%     $ 2,104,169         2.4%
2007              102       418,115      12.1      11,516,072       13.0       728,360        21.1%     $13,620,241        15.3%
2008              121       445,491      12.9      12,456,863       14.0     1,173,851        34.0%     $26,077,104        29.3%
2009               97       261,146       7.6       8,561,770        9.6     1,434,997        41.6%     $34,638,874        39.0%
2010               79       313,191       9.1       9,817,078       11.0     1,748,188        50.7%     $44,455,952        50.0%
2011               45       172,906       5.0       5,966,555        6.7     1,921,094        55.7%     $50,422,507        56.7%
2012               15        58,316       1.7       1,862,571        2.1     1,979,410        57.4%     $52,285,078        58.8%
2013               48       244,736       7.1       7,054,669        7.9     2,224,146        64.5%     $59,339,747        66.7%
2014               25       521,924      15.1      11,864,488       13.3     2,746,070        79.6%     $71,204,235        80.1%
2015               17       185,726       5.4       4,609,710        5.2     2,931,796        85.0%     $75,813,945        85.3%
2016               20       199,564       5.8       5,670,236        6.4     3,131,360        90.8%     $81,484,181        91.6%
AFTER              11       317,320       9.2       7,430,822        8.4     3,448,680       100.0%     $88,915,003       100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL             676     3,448,680     100.0%    $88,915,003      100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    56 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                MERCHANDISE MART
--------------------------------------------------------------------------------

                            [MAP OF MERCHANDISE MART]

                                    57 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                MERCHANDISE MART
--------------------------------------------------------------------------------

                           [CHART OF MERCHANDISE MART]

                                    58 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    59 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                              COLONY IV PORTFOLIO
--------------------------------------------------------------------------------

                         [PHOTO OF COLONY IV PORTFOLIO]

                                    60 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                              COLONY IV PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $171,360,000
CUT-OFF DATE PRINCIPAL BALANCE:         $171,360,000
% OF POOL BY IPB:                       3.5%
% OF GROUP S:                           14.1%
LOAN SELLER:                            JPMorgan Chase Bank, N.A.
BORROWER:                               CRP-2 Holdings AA, L.P.
SPONSOR:                                Colony Realty Partners L.P.
ORIGINATION DATE:                       11/30/06
INTEREST RATE:                          5.53850%
INTEREST-ONLY PERIOD(1):                Various
MATURITY DATE(1):                       Various
AMORTIZATION TYPE:                      Interest-only
ORIGINAL AMORTIZATION:                  N/A
REMAINING AMORTIZATION:                 N/A
CALL PROTECTION(1):                     Various
CROSS-COLLATERALIZATION:                Yes
LOCK BOX:                               Cash Management Agreement
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE(2),(3):            Permitted Mezzanine Loan, Permitted
                                        Pari Passu Loan
LOAN PURPOSE:                           Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                         INITIAL       MONTHLY
                                                      -------------------------
TAXES:                                                         $0            $0
INSURANCE:                                                     $0            $0
CAPEX:                                                         $0            $0
OTHER:                                                         $0            $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio
TITLE:                                  Fee
PROPERTY TYPE:                          Various
SQUARE FOOTAGE:                         2,383,610
LOCATION:                               Various
YEAR BUILT/RENOVATED:                   Various
OCCUPANCY:                              94.8%
OCCUPANCY DATE:                         Various
NUMBER OF TENANTS:                      152
HISTORICAL NOI:
2005(4):                                $16,232,467
UW REVENUES:                            $30,138,538
UW EXPENSES:                            $10,879,624
UW NOI:                                 $19,258,912
UW NET CASH FLOW:                       $17,493,695
APPRAISED VALUE:                        $287,755,000
APPRAISAL DATE:                         Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $72
CUT-OFF DATE LTV:                       59.6%
MATURITY DATE LTV:                      59.6%
UW IO DSCR:                             1.82x
UW DSCR:                                1.82x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                     SIGNIFICANT TENANTS

                                                   RATINGS                                                      LEASE
TENANT NAME                                MOODY'S/S&P/FITCH(5)    TOTAL SF    % OF GLA    BASE RENT PSF   EXPIRATION YEAR
---------------------------------------------------------------------------------------------------------------------------

ADVO INC.                                                          270,000       11.3%         $  5.96         2016, 2021
IBM CORPORATION                                 A1/A+/AA-          210,613        8.8%         $ 20.90            2009
JET AGE CONTAINER, LLC                                             159,857        6.7%         $  3.17            2010
UNILEVER -- FOOD SOLUTIONS & BEST FOODS         A1/A+/A+           124,347        5.2%         $ 14.66         2009, 2013
SIEMENS ENERGY & AUTOMATION                    Aa3/AA-/AA-          78,860        3.3%         $  5.35            2008
CARDINAL HEALTH                               Baa2/BBB/BBB+         68,490        2.9%         $ 14.80            2016
---------------------------------------------------------------------------------------------------------------------------

(1)   Please see the summary of loan terms on the next page for a complete description of the loan terms. The loan consists of three
      cross-collateralized notes expiring in 2011, 2013, and 2014 governed by one loan agreement.

(2)   The borrower has a one time right to obtain mezzanine debt up to the amount such that the aggregate mortgage loan and mezzanine loan loan-to-value ratio does not exceed 60% of loan-to-value ratio upon satisfaction of certain terms and conditions including, but not limited to: (i) the loan-to-value ratio of the properties subject to the lien of the mortgage is less than 60.0% at the time the mezzanine loan is originated, and (ii) the debt service coverage ratio of the properties subject to the lien of the mortgage is greater than 1.82x.

(3)   The borrower has a one time right to obtain pari passu debt up to the amount such that the aggregate mortgage loan and mezzanine loan loan-to-value ratio does not exceed 60% of loan-to-value ratio upon satisfaction of certain terms and conditions including, but not limited to: (i) the loan-to-value ratio of the properties subject to the lien of the mortgage is less than 60.0% at the time the Mezzanine loan is originated, and (ii) the debt service coverage ratio of the properties subject to the lien of the mortgage is greater than 1.82x.

(4)   The 2005 NOI does not include historical data for 6 properties for which
      $2,685,138 of NOI was underwritten.

(5)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    61 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                              COLONY IV PORTFOLIO
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                           OFFICE & INDUSTRIAL PROPERTY SUMMARY

                                                                     YEAR BUILT/     SQUARE
          PROPERTY NAME                        LOCATION              RENOVATED        FEET
---------------------------------------------------------------------------------------------

12902 FEDERAL SYSTEMS DRIVE             Fairfax, VA                  1987/2005       210,993
1800 ALEXANDER BELL DRIVE               Reston, VA                   1986/2001       138,450
CHICAGO WORKSPACE -- ELGIN              Elgin, IL                    1990/1997       245,751
CORPORATE LAKES III                     Lisle, IL                    1990/2002       124,327
RESERVOIR CORPORATE CENTER              Southborough, MA               1999           99,835
CHICAGO WORKSPACE -- NAPERVILLE         Naperville, IL               1986/1997       162,017
371 HOES LANE                           Piscataway, NJ               1986/1997       139,184
ADVO INDUSTRIAL DALLAS                  Dallas, TX                     2006          135,000
NORTH ATLANTA INDUSTRIAL NORTHWOODS     Norcross, GA                   2000          174,953
NORTH ATLANTA INDUSTRIAL WEST OAK       Marietta, GA                   2000          156,799
ADVO INDUSTRIAL HOUSTON                 Deer Park, TX                  2006          135,000
HIGHLAND ATRIUM                         Downers Grove, IL              1981           68,251
CHICAGO WORKSPACE -- CAROL STREAM       Carol Stream, IL             1987/2005        64,286
CHICAGO INFILL PORTFOLIO:
5555 WEST 73RD STREET                   Bedford Park, IL               1965          159,857
901-929 AEC DRIVE                       Wood Dale, IL                  1985           60,275
600 NORTH YORK ROAD                     Bensenville, IL                1966           33,855
7500 NATCHEZ AVENUE                     Niles, IL                      1962           58,846
1300 MORSE AVENUE                       Elk Grove Village, IL          1975           49,360
3800 RIVER ROAD                         Schiller Park, IL              1968           40,089
333 WASHINGTON BOULEVARD                Mundelein, IL                  1969           32,783
970 DOUGLAS ROAD                        Batavia, IL                    1994           24,844
1299 LUNT AVENUE                        Elk Grove Village, IL          1975           22,345
1515 LOUIS AVENUE                       Elk Grove Village, IL          1980           16,000
200 MARTIN LANE                         Elk Grove Village, IL          1975           15,010
1220 CAPITOL DRIVE                      Addison, IL                    1979           15,500
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                             2,383,610
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                                                   % OF
                                                                                                 PROPERTY
          PROPERTY NAME                  OCCUPANCY              LEAD TENANTS                        GLA
----------------------------------------------------------------------------------------------------------

12902 FEDERAL SYSTEMS DRIVE               100.0%     IBM Corporation                                99.8%
1800 ALEXANDER BELL DRIVE                 100.0%     Northrop Grumman                               27.9%
CHICAGO WORKSPACE -- ELGIN                 85.6%     Cookson-Electronics Customer Support           25.4%
CORPORATE LAKES III                       100.0%     Unilever -- Food Solutions & Best Foods       100.0%
RESERVOIR CORPORATE CENTER                100.0%     Beals & Thomas                                 15.7%
CHICAGO WORKSPACE -- NAPERVILLE            85.5%     Advanced Telecommunications                    11.9%
371 HOES LANE                              85.0%     Cardinal Health                                49.2%
ADVO INDUSTRIAL DALLAS                    100.0%     Advo Inc.                                     100.0%
NORTH ATLANTA INDUSTRIAL NORTHWOODS        96.8%     Siemens Energy & Automation                    45.1%
NORTH ATLANTA INDUSTRIAL WEST OAK          81.4%     Vanderline Industries, Inc.                    18.8%
ADVO INDUSTRIAL HOUSTON                   100.0%     Advo Inc.                                     100.0%
HIGHLAND ATRIUM                            95.9%     Rescar                                         33.7%
CHICAGO WORKSPACE -- CAROL STREAM          85.1%     Start Sampling Exp.                            34.7%
CHICAGO INFILL PORTFOLIO:
5555 WEST 73RD STREET                     100.0%     Jet Age Container, LLC                        100.0%
901-929 AEC DRIVE                          85.9%     Geantos Trucking, Inc.                         22.7%
600 NORTH YORK ROAD                       100.0%     Gage Foods                                     74.1%
7500 NATCHEZ AVENUE                       100.0%     Lewis Spring Manufacturing Co                 100.0%
1300 MORSE AVENUE                         100.0%     Porteous Realty Investments                   100.0%
3800 RIVER ROAD                           100.0%     King Supply                                    60.1%
333 WASHINGTON BOULEVARD                  100.0%     Parade Packaging                              100.0%
970 DOUGLAS ROAD                          100.0%     Incon Technologies                            100.0%
1299 LUNT AVENUE                          100.0%     Heartech Precision                             66.4%
1515 LOUIS AVENUE                         100.0%     Diamond Roller                                100.0%
200 MARTIN LANE                            40.0%     James Tool & Mold Company                      40.0%
1220 CAPITOL DRIVE                        100.0%     Wire Rope Corp. of America                    100.0%
----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                     94.8%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                         SUMMARY OF LOAN TERMS

                                                     AMORTIZATION                                                     ALLOCATED
LOAN                               INTEREST RATE         TYPE        TERM(1)   MATURITY DATE    CALL PROTECTION      LOAN AMOUNT
----------------------------------------------------------------------------------------------------------------------------------

12902 FEDERAL SYSTEMS DRIVE           5.53850%      Interest-only      60        12/01/11      L(24),Def(32),O(4)    $ 37,200,000
CORPORATE LAKES III                   5.53850%      Interest-only      60        12/01/11      L(24),Def(32),O(4)      14,400,000
371 HOES LANE                         5.53850%      Interest-only      60        12/01/11      L(24),Def(32),O(4)      10,020,000
ADVO INDUSTRIAL HOUSTON               5.53850%      Interest-only      60        12/01/11      L(24),Def(32),O(4)       5,670,000
----------------------------------------------------------------------------------------------------------------------------------
CHICAGO WORKSPACE -- ELGIN            5.53850%      Interest-only      84        12/01/13      L(24),Def(56),O(4)      14,640,000
RESERVOIR CORPORATE CENTER            5.53850%      Interest-only      84        12/01/13      L(24),Def(56),O(4)      11,220,000
CHICAGO WORKSPACE -- NAPERVILLE       5.53850%      Interest-only      84        12/01/13      L(24),Def(56),O(4)      10,860,000
HIGHLAND ATRIUM                       5.53850%      Interest-only      84        12/01/13      L(24),Def(56),O(4)       4,800,000
CHICAGO WORKSPACE -- CAROL STREAM     5.53850%      Interest-only      84        12/01/13      L(24),Def(56),O(4)       2,820,000
----------------------------------------------------------------------------------------------------------------------------------
1800 ALEXANDER BELL DRIVE             5.53850%      Interest-only      96        12/01/14      L(24),Def(68),O(4)      20,160,000
CHICAGO INFILL PORTFOLIO(2)           5.53850%      Interest-only      96        12/01/14      L(24),Def(68),O(4)      18,630,000
ADVO INDUSTRIAL DALLAS                5.53850%      Interest-only      96        12/01/14      L(24),Def(68),O(4)       7,320,000
NORTH ATLANTA INDUSTRIAL NORTHWOODS   5.53850%      Interest-only      96        12/01/14      L(24),Def(68),O(4)       7,320,000
NORTH ATLANTA INDUSTRIAL WEST OAK     5.53850%      Interest-only      96        12/01/14      L(24),Def(68),O(4)       6,300,000
----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                                                               $171,360,000
----------------------------------------------------------------------------------------------------------------------------------

(1).  The Colony IV Portfolio loan consists of three notes (maturing in 5, 7, and 8 years respectively) subject to one loan agreement. The 5 year note is secured by four groups of mortgaged assets totaling $67,290,000 (39.3%
      of the loan balance), the 7 year note is secured by five groups of mortgaged assets totaling $44,340,000 (25.9% of the loan balance), and the
      8 year note is secured by five groups of mortgaged assets totaling
      $59,730,000 (34.9% of the loan balance).

(2).  The Chicago Infill Portfolio is comprised of twelve industrial flex and office properties (555 West 73rd Street, 901-929 AEC Drive, 600 North York
      Road, 7500 Natchez Avenue, 1300 Morse Avenue, 3800 River Road, 333
      Washington Boulevard, 970 Douglas Road, 1299 Lunt Avenue, 1515 Louis
      Avenue, 200 Martin Lane, and 1220 Capitol Drive) totaling 528,764 square feet. Each of these individual properties is considered a
      cross-collateralized and cross-defaulted mortgage loan for statistical purposes herein.

                                    62 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                              COLONY IV PORTFOLIO
--------------------------------------------------------------------------------

THE LOAN. The Colony IV Portfolio is secured by a fee interest in one industrial portfolio (consisting of 12 properties), seven industrial properties and six office properties. The mortgaged properties are located in Illinois, Virginia,
Texas, Georgia, New Jersey, and Massachusetts. The mortgage loan is governed by a single loan agreement which covers 14 groups of mortgage assets, and represents 25 properties and 42 buildings. Each of the 14 groups of mortgage assets collateralizes one of three notes with varying maturity dates as described in the preceding chart.

THE BORROWER. The borrowing entity, CRP-2 Holdings AA, L.P. is controlled by
Colony Realty Partners, L.P., a newly formed investment vehicle, sponsored by
Colony Realty Partners, L.P. The key principal, Colony Capital, has investments in assets with a value of $15.6 billion and has been in operation since 1991.
Colony Capital manages six other real estate funds.

THE PROPERTIES. The Colony IV Portfolio consists of 14 groups of mortgaged assets comprising 19 industrial properties (approximately 1,602,570 spare feet)
and 6 office properties (approximately 781,040 square feet). 12 of the industrial properties in the Colony IV Portfolio (approximately 528,764 square feet) comprise the Chicago Infill Portfolio. The properties have an average occupancy of approximately 94.8% and average rents ranging from $15.30 to $21.49 per square foot for the office properties, and $3.59 to $12.49 per square foot for the industrial properties.

CHICAGO INFILL PORTFOLIO

The Chicago Infill Portfolio consists of 12 industrial properties (200 Martin
Lane, 333 Washington Boulevard, 600 North York Road, 901-929 AEC Drive, 970
Douglas Road, 1220 Capitol Drive, 1299 Lunt Avenue, 1300 Morse Avenue, 1515
Louis Avenue, 3800 River Road, 5555 West 73rd Street, 7500 Natchez Avenue)
totaling 528,764 square feet located in the greater Chicago MSA. The buildings were constructed between 1962 and 1994 and are currently 96.7% occupied by the following major tenants: Jet Age Container (occupies approximately 159,857 square feet, paying $3.17 per square foot, expiring in 2010), Lewis Spring
Manufacturing Co. (occupies approximately 58,846 square feet, paying $3.59 per square foot, expiring in 2008), Porteous Realty Investments (occupies approximately 49,360 square feet, paying $3.94 per square foot, expiring in
2008), and Parade Packaging (occupies approximately 32,783 square feet, paying
$5.02 per square foot, expiring in 2009).

NORTH ATLANTA INDUSTRIAL: NORTHWOODS & WEST OAK

The North Atlanta Industrial properties are Northwoods and West Oak. The North
Atlanta Industrial -- Northwoods property consists of two industrial warehouse buildings containing approximately 174,953 square feet of net rentable area located in Norcross, Georgia. The buildings are approximately 96.8% occupied by
8 tenants paying an average rent of $5.80 per square foot on a triple net basis
(NNN).

The North Atlanta Industrial -- West Oak property consists of two industrial warehouse buildings containing approximately 156,799 square feet of net rentable area located in Marietta, Georgia. The buildings are approximately 81.4%
occupied by 8 tenants paying an average rent of $5.72 per square foot NNN.

ADVO INDUSTRIAL: HOUSTON & DALLAS

The Advo Industrial properties are located in Dallas and Deer Park Texas. The
Advo Dallas facility consists of approximately 135,000 square feet of industrial warehouse space located in Dallas, Texas. The building was constructed in 2006 and is 100.0% occupied by Advo Inc. who is paying an average rent of $6.48 per square foot NNN on a lease that matures in July 2021.

The Advo Houston facility consists of approximately 135,000 square feet of industrial flex space located in Deer Park, Texas. The building was constructed in 2006 and is 100.0% occupied by Advo Inc. who is paying an average rent of
$5.42 per square foot NNN on a lease that matures in March 2016.

Advo Inc. (NYSE:AD) is a direct mail media company with annual revenues of approximately $1.4 billion. Advo Inc. is engaged in advertising campaigns that reach approximately 67 million households each week.

12902 FEDERAL SYSTEMS DRIVE

The 12920 Federal Systems Drive property consists of a 6-story Class A, suburban office building containing approximately 210,993 square feet, located in
Fairfax, Virginia. The building was constructed in 1987 and is 100% occupied by
IBM Corporation who is paying an average rent of $20.90 per square foot NNN on a lease that matures in December 2009. The building is situated on an approximately 5.8 acre site and is situated just south of US 66.

IBM Corporation (NYSE: IBM) is a manufacturer of servers, mainframes, and storage systems, as well as a provider of software and semi conductors.
Additionally IBM is competes in areas such as business consulting and systems development.

1800 ALEXANDER BELL

The 1800 Alexander Bell property consists of a 6-story Class A, suburban office building containing approximately 138,450 square feet, located in Reston,
Virginia. The building was constructed in 1986 and is 100.0% occupied by 22 tenants paying an average rent of $21.82 per square foot NNN. The largest tenant in the building is Northrop Grumman (NYSE:NOC), occupying approximately 38,577 square feet, paying approximately $20.39 per square foot NNN.

                                    63 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                              COLONY IV PORTFOLIO
--------------------------------------------------------------------------------

CHICAGO WORKSPACE -- ELGIN

The Chicago Workspace -- Elgin properties consist of 8 industrial flex buildings, containing approximately 245,751 square feet, located on Tollgate
Road in Elgin, Illinois. The buildings were constructed between 1990 and 1997 and are approximately 85.6% occupied by 20 tenants paying an average rent of
$12.49 per square foot NNN.

CORPORATE LAKES III

The Corporate Lakes III property consists of a 5-story Class A, suburban office building containing approximately 124,327 square feet, located in Lisle,
Illinois. The building was constructed in 1990 and is 100.0% occupied by
Unilever -- Food Solutions & Best Foods who is paying an average rent of $15.31 per square foot NNN. The property is located in an office park complex with five other properties approximately 26 miles from the Chicago central business district ("CBD").

RESERVOIR CORPORATE CENTER

The Reservoir Corporate Center property consists of a 3-story Class A, suburban office building containing approximately 99,835 square feet, located in
Southborough, Massachusetts. The building was constructed in 1999 and is approximately 100.0% occupied by 15 tenants paying average rents of approximately $19.36 per square foot NNN. The property is located approximately
2.5 miles from Interstates 495 and 90, and is situated along a corridor of suburban office locations in central Massachusetts.

CHICAGO WORKSPACE -- NAPERVILLE

The Chicago Workspace -- Naperville properties consist of 5 industrial flex buildings, containing approximately 162,017 square feet, located in Naperville,
Illinois. The buildings were constructed between 1986 and 1997 and are approximately 85.5% occupied by 13 tenants paying an average rent of $9.81per square foot NNN.

371 HOES LANE

The 371 Hoes Lane property consists of a 3-story suburban office building, containing approximately 139,184 square feet, located in Piscataway, New Jersey.
The building was constructed in 1986 and is approximately 100.0% occupied by 6 tenants paying an average rent of $17.55 per square foot NNN. The largest tenant in the building is Cardinal Health (NYSE: CAH), the second largest distributor of pharmaceuticals, medical supplies and equipment in the United States.

HIGHLAND ATRIUM

The Highland Atrium property consists of a 2-story suburban office building, containing approximately 68,251 square feet, located in Downers Grove, Illinois.
The building was constructed in 1981 and is approximately 95.9% occupied by 7 tenants paying an average rent of $17.67 per square foot NNN.

CHICAGO WORKSPACE -- CAROL STREAM

The Chicago Workspace -- Carol Stream properties consist of 2 industrial flex buildings, containing approximately 64,286 square feet, located in Carol Stream,
Illinois. The buildings were constructed between 1987 and 2005 and are approximately 85.1% occupied by 2 tenants paying an average rent of $8.46 per square foot NNN.

RELEASE. Provided no event of default exists, after the defeasance lockout date, the Colony IV Portfolio loan permits the release of one or more of the mortgaged properties as part of a partial defeasance by means of a partial release upon the satisfaction of certain terms and conditions, including but not limited to:
(i) the payment of 105.0% of the allocated loan amount of such portions to be released and (ii) the satisfaction of certain debt service coverage ratio tests with respect to the mortgaged properties remaining after execution of the partial defeasance, other than with respect to the Chicago Infill Portfolio properties, Chicago Workspace -- Carol Stream, Chicago Workspace -- Elgin, and
the Chicago Workspace -- Naperville properties which may only be released if the loan-to-value ratio after the release does not exceed 60%.

SUBSTITUTION. The borrower may obtain a release of an individual mortgaged property by substituting another property of similar quality or a letter of credit with a face amount of 105% of the allocated loan amount of the substituted property as collateral during the term of the mortgage loan, subject to certain conditions, including but not limited to: (i) no event of default exists; (ii) the aggregate appraised value of all mortgaged properties to be released plus the face amount of any outstanding letters of credit, will not exceed 50% of the original value of the mortgaged properties; (iii) any substitution representing greater than 35% of the aggregate appraised value shall receive confirmation from the rating agencies that such substitution will not result in a downgrade or withdrawal of the rating of the underlying securities; (iv) the fair market value of the substitute property is not less than 100% of the fair market value of the mortgaged property being released, and
(v) the satisfaction of certain debt service coverage tests.

                                    64 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                              COLONY IV PORTFOLIO
--------------------------------------------------------------------------------

THE MARKETS(1).

The Colony IV Portfolio contains 25 individual properties (42 buildings) located within seven regional markets. 17 properties are concentrated within the Chicago
Industrial and Office markets, and the remaining 8 properties are located within six other markets spread across five states. Each property and its respective market are summarized in the table below.

CHICAGO MSA (17 PROPERTIES)

Seventeen of the portfolio assets comprising approximately 1,193,396 square feet, or approximately 50.0% of the net rentable area are located in or around the greater Chicago MSA. Fifteen of these properties are industrial properties and two are office properties. The Chicago industrial market contains approximately 1.0 billion square feet of industrial space with an overall vacancy of 8.7%.

----------------------------------------------------------------------------------------------------------------------------------
                                                              MARKET SUMMARY

                                                                                    OCCUPANCY                  RENT (PSF)
                                                                                ------------------    ----------------------------
PROPERTY NAME                                LOCATION           SINGLE TENANT   PROPERTY    MARKET    PROPERTY       MARKET
----------------------------------------------------------------------------------------------------------------------------------

12902 FEDERAL SYSTEMS DRIVE(2)          Fairfax, VA                  No           100.0%     91.6%     $20.60         $26.92
1800 ALEXANDER BELL DRIVE(2)            Reston, VA                   No           100.0%     88.5%     $21.49         $27.67
CHICAGO WORKSPACE -- ELGIN              Elgin, IL                    No            85.6%     89.7%     $12.49    $6.25 -- $16.00
CORPORATE LAKES III(2)                  Lisle, IL                    No           100.0%     83.9%     $15.30    $16.00 -- $18.00
RESERVOIR CORPORATE CENTER(2)           Southborough, MA             No           100.0%     86.7%     $19.36         $20.96
CHICAGO WORKSPACE -- NAPERVILLE         Naperville, IL               No            85.5%     90.4%     $ 9.81    $10.15 -- $16.50
371 HOES LANE(2)                        Piscataway, NJ               No           100.0%     87.7%     $17.55         $19.53
ADVO INDUSTRIAL DALLAS                  Dallas, TX                  Yes           100.0%     86.6%     $ 6.46         $8.21
NORTH ATLANTA INDUSTRIAL NORTHWOODS     Norcross, GA                 No            96.8%     88.9%     $ 5.88    $ 5.50 -- $10.50
NORTH ATLANTA INDUSTRIAL WEST OAK       Marietta, GA                 No            81.4%     88.9%     $ 5.31    $ 4.00 -- $11.00
ADVO INDUSTRIAL HOUSTON                 Deer Park, TX               Yes           100.0%     94.7%     $ 7.54    $4.50 -- $12.00
HIGHLAND ATRIUM(2)                      Downers Grove, IL            No            95.9%     83.8%     $17.67    $9.00 -- $13.50
5555 WEST 73RD STREET                   Bedford Park, IL            Yes           100.0%     88.9%     $ 3.17     $3.00 -- $5.25
901-929 AEC DRIVE                       Wood Dale, IL                No            85.9%     93.3%     $ 6.57     $3.75 -- $6.25
CHICAGO WORKSPACE -- CAROL STREAM       Carol Stream, IL             No            85.1%     87.5%     $ 8.46    $6.25 -- $12.90
600 NORTH YORK ROAD                     Bensenville, IL              No           100.0%     89.2%     $ 7.29     $3.75 -- $6.25
7500 NATCHEZ AVENUE                     Niles, IL                   Yes           100.0%     92.1%     $ 3.59     $3.75 -- $5.25
1300 MORSE AVENUE                       Elk Grove Village, IL       Yes           100.0%     93.3%     $ 3.94     $3.75 -- $6.25
3800 RIVER ROAD                         Schiller Park, IL            No           100.0%     93.3%     $ 5.80     $3.75 -- $6.25
333 WASHINGTON BOULEVARD                Mundelein, IL               Yes           100.0%     92.9%     $ 4.90     $3.50 -- $6.95
970 DOUGLAS ROAD                        Batavia, IL                 Yes           100.0%     91.3%     $ 6.10     $3.40 -- $4.50
1299 LUNT AVENUE                        Elk Grove Village, IL        No           100.0%     93.3%     $ 5.79     $3.75 -- $6.25
1515 LOUIS AVENUE                       Elk Grove Village, IL       Yes           100.0%     93.3%     $ 7.16     $3.75 -- $6.25
200 MARTIN LANE(3)                      Elk Grove Village, IL        No            40.0%     93.3%     $ 5.85     $3.75 -- $6.25
1220 CAPITOL DRIVE                      Addison, IL                 Yes           100.0%     92.3%     $ 5.54     $3.75 -- $5.50
----------------------------------------------------------------------------------------------------------------------------------

(1)   Certain information was obtained from the 12902 Federal Systems Drive,
      1800 Alexander Bell Drive, Chicago Workspace -- Elgin, Corporate Lakes
      III, Reservoir Corporate Center, Chicago Workspace -- Naperville, 371 Hoes
      Lane, Advo Industrial Houston, Advo Industrial Dallas, North Atlanta
      Industrial Northwoods, North Atlanta Industrial West Oak, Highland Atrium,
      5555 West 73rd Street, 901-929 AEC Drive, Chicago Workspace -- Carol
      Stream, 600 North York Road, 7500 Natchez Avenue, 1300 Morse Avenue, 3800
      River Road, 333 Washington Boulevard, 970 Douglas Road, 1299 Lunt Avenue,
      1515 Louis Avenue, 200 Martin Lane, and 1220 Capital Drive appraisals dated between 07/25/06 and 10/13/06. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

(2)   Market Rent per square foot reflects the market rental rate for an office property

(3)   Significant vacancy at 200 Martin Lane is due to James Tool & Mold, previously leasing 100.0% of the space, downsizing their operation at the property.

                                    65 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                              COLONY IV PORTFOLIO
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. The properties are managed by 5 separate management companies as outlined below.

Atlantic Realty Companies ("ARC") -- The 1800 Alexander Bell asset is managed by
ARC. ARC has been a manager of commercial real estate in the Washington, DC area since 1992, and currently has approximately 4.0 million square feet under management.

Atlantic Tambone -- The Reservoir Corporate Center asset is managed by Atlantic
Tambone. Atlantic Tambone has developed and managed over 6.0 million square feet of commercial industrial space in New England. Atlantic has managed the property since 2006.

CB Richard Ellis ("CBRE") -- The Advo Industrial Dallas, Advo Industrial
Houston, Chicago Workspace -- Carol Stream, Chicago Workspace -- Elgin, Chicago
Workspace -- Naperville, and assets are managed by CB Richard Ellis. CBRE is a full service real estate company, offering brokerage, appraisal, management and other services in 58 countries worldwide. CBRE manages a real estate portfolio consisting of over 1.1 billion square feet in major metropolitan areas globally.

Colliers Bennett & Kahnwiler, Inc. ("CBK) -- 333 Washington Boulevard, Chicago
Infill Portfolio assets and Highland Atrium are managed by CBK. Colliers was founded as an industrial real estate brokerage firm in 1947, and currently operates in the sales, acquisition, brokerage, and management of industrial properties. CBK Currently has approximately 3.5 million square feet of property under management.

Lincoln Property Company Commercial, Inc. ("LPCC") -- The 12902 Federal Systems
Drive asset is managed by Lincoln Property Company. LPCC was founded in 1965 and manages a portfolio of commercial properties primarily concentrated in the
Southwestern United States.

                                    66 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                              COLONY IV PORTFOLIO
--------------------------------------------------------------------------------

                          [MAP OF COLONY IV PORTFOLIO]

                                    67 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                         CENTRO HERITAGE PORTFOLIO III
--------------------------------------------------------------------------------

                    [PHOTO OF CENTRO HERITAGE PORTFOLIO III]

                                    68 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                         CENTRO HERITAGE PORTFOLIO III
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $142,877,176
CUT-OFF DATE PRINCIPAL BALANCE:         $142,877,176
SHADOW RATING                           Baa3/BBB-/BBB-
  (MOODY'S/S&P/FITCH):
% OF POOL BY IPB:                       2.9%
% OF GROUP S:                           11.8%
LOAN SELLER:                            JPMorgan Chase Bank, N.A.
BORROWER:                               Centro Bradley SPE 3 LLC, Centro
                                        Bradley Crystal Lake LLC
SPONSOR:                                Centro Watt
ORIGINATION DATE:                       10/05/06
INTEREST RATE:                          5.38700%
INTEREST-ONLY PERIOD:                   84 months
MATURITY DATE:                          11/01/13
AMORTIZATION TYPE:                      Interest-only
ORIGINAL AMORTIZATION:                  N/A
REMAINING AMORTIZATION:                 N/A
CALL PROTECTION:                        L(24),Def(55),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Cash Management Agreement
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE(1),(2):            Permitted Mezzanine Loan and
                                        Permitted Pari Passu Secured Debt
LOAN PURPOSE:                           Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                          INITIAL      MONTHLY
                                                       -------------------------
TAXES:(5)                                                       $0    Springing
INSURANCE:(5)                                                   $0    Springing
CAPEX:(6)                                                       $0    Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio
TITLE(3):                               Fee
PROPERTY TYPE:                          Retail -- Anchored
SQUARE FOOTAGE(4):                      2,630,728
LOCATION:                               Various
YEAR BUILT/RENOVATED:                   Various
OCCUPANCY:                              93.7%
OCCUPANCY DATE:                         08/01/06
NUMBER OF TENANTS:                      296
HISTORICAL NOI:
  2004:                                 $19,881,091
  2005:                                 $20,141,066
  TTM AS OF 06/30/06:                   $20,527,759
UW REVENUES:                            $32,194,154
UW EXPENSES:                            $10,979,403
UW NOI:                                 $21,214,752
UW NET CASH FLOW:                       $18,845,546
APPRAISED VALUE:                        $277,370,000
APPRAISAL DATE:                         07/31/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $54
CUT-OFF DATE LTV:                       51.5%
MATURITY DATE LTV:                      51.5%
UW IO DSCR:                             2.41x
UW DSCR:                                2.41x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                          SIGNIFICANT TENANTS

                                         RATINGS
                                       MOODY'S/S&P/                                 BASE RENT                   LEASE EXPIRATION
TENANT NAME                              FITCH(7)       TOTAL SF   % OF TOTAL SF       PSF      SALES PSF(8)          YEAR
---------------------------------------------------------------------------------------------------------------------------------

K-MART (2 LOCATIONS)                     NR/BB+/BB       166,382       6.3%          $ 5.15         $164           2011, 2015
KROGER (3 LOCATIONS)                   Baa2/BBB/BBB-     159,841       6.1%          $ 6.08         $365        2007, 2011, 2016
HY-VEE GROCERY STORE (2 LOCATIONS)                       140,788       5.4%          $ 4.97          N/A           2008, 2013
DOMINICK'S                            Baa2/BBB--/BBB      87,937       3.3%          $ 8.47         $192              2011
JEWEL/OSCO                               B1/B+/BB-        70,790       2.7%          $ 7.18         $708              2018
TJ MAXX (2 LOCATIONS)                     A3/A/NR         67,625       2.6%          $ 8.62         $198           2010, 2012
---------------------------------------------------------------------------------------------------------------------------------

(1)   So long as the borrower has not obtained other permitted secured debt, future mezzanine debt is permitted subject to certain conditions including, but not limited to: (i) the loan-to-value ratio in the aggregate for the mezzanine loan and the mortgage loan for the properties subject to the mortgage must not exceed 65.0%, (ii) the debt service coverage ratio in the aggregate for the mezzanine loan and the mortgage loan for the properties subject to the mortgage shall be equal to or greater than 2.45x, and (iii) the permitted mezzanine loan must be issued by an approved institutional lender.

(2)   So long as the borrower has not obtained other permitted mezzanine debt, future secured debt is permitted on a one time basis in the form of a parri passu loan subject to certain conditions including, but not limited to: (i) the loan-to-value ratio for the properties subject to the mortgage does not exceed 51.5%, (ii) the debt service coverage ratio for the properties subject to the mortgage shall be greater than or equal to
      2.45x, (iii) the borrower shall have provided the lender with confirmation from the rating agencies that the proposed issuance of additional debt will not result in a re-qualification, reduction, or withdrawal of the then current ratings assigned to the certificates, (iv) the term of the additional debt must be coterminous with the loan, and (v) the additional secured debt must be issued by an approved lender.

(3)   The portfolio includes a portion of the Westview Center property which is ground leased by the borrower from Natural Gas Pipeline Company of America for $9,400 per annum.

(4)   The total square footage of the portfolio contains approximately 96,268 square feet of space subject to a ground lease at the Crossroads Centre
      Property. The anchor pad is ground leased from Centro Watt America by KM
      Fairview Heights LLC for $0.39 per square foot. The ground lease expires in 2011, but has four 5 year extension options which allow the lease to be extended through 2046. The pad has been subdivided into two spaces and is occupied by Big Lots (33,000 square feet) and Hobby Lobby (63,000 square feet).

(5)   Upon the occurrence and during the continuance of an event of default, the borrower is required to pay the lender 1/12th of the taxes and insurance premiums that the lender estimates will be payable within the following 12 month period. In lieu of making the forgoing payments each year the borrower may elect to deliver a letter of credit to the lender from an approved financial institution in an amount that would be sufficient to make such payments for the following 12 months.

(6)   Upon the occurrence of and during the continuance of an event of default the borrower is required to pay the lender the sum of $65,611.92 on each payment date as replacement reserves for capital improvements and repairs to the properties. In lieu of making the foregoing payments each year the borrower may elect to deliver a letter of credit to the lender from an approved financial institution in an amount that would be sufficient to make such payments for the following 12 months.

(7)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(8)   Sales PSF are shown for tenants who report sales only. Kroger reported sales for two spaces, and K-Mart reported sales for one space.

                                    69 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                         CENTRO HERITAGE PORTFOLIO III
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                 PROPERTY SUMMARY

                                                                  YEAR BUILT/
                                                                     YEAR           SQUARE
PROPERTY NAME                           LOCATION                   RENOVATED         FEET
--------------------------------------------------------------------------------------------

RIVERCREST                              Crestwood, IL            1992 / 1999        488,680
THE COMMONS OF CRYSTAL LAKE             Crystal Lake, IL         1987 / 1998        273,060
WESTVIEW CENTER                         Hanover Park, IL            1992            325,507
REDFORD                                 Redford, MI              1963 / 2006        284,448
ELLISVILLE SQUARE                       Ellisville, MO              1989            146,052
PROSPECT PLAZA                          Gladstone, MO            1970 / 2000        189,996
CROSSROADS CENTRE(1)                    Fairview Heights, IL     1972 / 1988        242,470
WEST LOOP SHOPPING CENTER               Manhattan, KS               1968            199,032
STERLING BAZAAR                         Peoria, IL                  1992             84,438
WARREN PLAZA                            Dubuque, IA              1980 / 1993         90,102
LINCOLN PLAZA                           New Haven, IN            1950 / 2005        103,938
KIMBERLY WEST                           Davenport, IA            1987 / 1997        113,713
PARKWAY POINTE                          Springfield, IL          1994 / 1999         38,737
FITCHBURG RIDGE SHOPPING CENTER         Fitchburg, WI               1980             50,555
--------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                                           2,630,728
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                             PROPERTY
                                      OCCUPANCY                                 % OF        ALLOCATED
PROPERTY NAME                             %          LEAD TENANT (SALES PSF)    GLA        LOAN BALANCE
--------------------------------------------------------------------------------------------------------

RIVERCREST                               88.7%       Dominick's ($192)          18.0%      $ 31,400,000
THE COMMONS OF CRYSTAL LAKE              90.8%       Jewel/Osco ($708)          25.9%        20,600,000
WESTVIEW CENTER                          96.5%       Cub Foods                  20.6%        17,877,176
REDFORD                                  96.6%       Kroger                     21.2%        14,400,000
ELLISVILLE SQUARE                       100.0%       K-Mart ($164)              59.2%         6,500,000
PROSPECT PLAZA                          100.0%       Price Chopper ($244)       32.6%         9,900,000
CROSSROADS CENTRE(1)                     94.6%       Hobby Lobby/Big Lots       39.7%         9,600,000
WEST LOOP SHOPPING CENTER                90.2%       Dillon Store ($614)        23.4%         9,300,000
STERLING BAZAAR                          95.6%       Kroger ($350)              62.0%         5,000,000
WARREN PLAZA                             96.9%       Hy-Vee Grocery Store       70.9%         4,500,000
LINCOLN PLAZA                            92.6%       Kroger ($382)              45.4%         3,700,000
KIMBERLY WEST                            89.0%       Hy-Vee Grocery Store       67.6%         3,600,000
PARKWAY POINTE                           86.3%       Shoe Carnival ($277)       26.3%         3,600,000
FITCHBURG RIDGE SHOPPING CENTER           100%       Wisconsin Dialysis         32.9%         2,900,000
--------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  93.7%                                             $142,877,176
--------------------------------------------------------------------------------------------------------

(1)   Hobby Lobby and Big Lots together occupy approximately 96,268 square feet that are subject to a ground lease originally executed between Bradley
      Real Estate LLC and KM Fairview Heights LLC on November 1, 1974. Upon
      acquiring the property Centro Watt America has purchased the fee interest in this ground lease agreement.

THE LOAN. The Centro Heritage Portfolio III mortgage loan is secured by a first lien mortgage in a fee interest in 14 retail centers (12 anchored, 1 shadow anchored, 1 unanchored) consisting of approximately 2,630,728 square feet located in Illinois, Missouri, Michigan, Wisconsin, Kansas, Iowa, and Indiana.

THE BORROWER. The borrowing entities are Centro Bradley SPE 3 LLC, Centro
Bradley Crystal Lake, LLC, each a single purpose entity. The sponsor for the
Centro Heritage III Portfolio is Centro Watt, the ninth largest owner of retail space in the United States. The company owns and manages 257 centers comprising nearly 49 million square feet of retail space in 31 states. The company is a joint-venture of Melbourne, Australia-based Centro Properties Group and Los
Angeles-based Watt Commercial Properties.

THE PROPERTIES. The Centro Heritage Portfolio III consists of 14 retail centers comprising of approximately 2,630,728 square feet located in Illinois, Missouri,
Michigan, Wisconsin, Kansas, Iowa, and Indiana. The retail centers were built between 1970 and 1994, with the exception of Lincoln Plaza, Redford, and West
Loop Shopping Center which were built in 1950, 1963, and 1968 respectively. All properties built before 1980, with the exception of the Crossroads Centre and
West Loop Shopping Center properties, have been renovated within the last 15 years. The portfolio is approximately 93.7% leased to 296 local, regional and national tenants, including anchor tenants such as K-Mart, Kroger, Hy-Vee
Grocery Store, Jewel/Osco, Dominicks, and TJ Maxx. These anchor tenants occupy approximately 693,363 square feet or 26.4% of the portfolio's rentable area.

Nine of the properties are anchored by regional and national grocery store chains and serve a local demographic with trade areas ranging from 1 to 5 miles.
The remaining five properties are anchored by regional and national retailers, some centers are considered power centers and others are strip centers.

RELEASE. Provided that no event of default exists after the defeasance lockout date, individual Centro Heritage Portfolio III properties may be released from the lien of the mortgage as part of a partial defeasance subject to the satisfaction of certain conditions, including, but not limited to; (i) the principal balance of the defeased note must equal or exceed 110% of the allocated loan amount of the individual property to be released, (ii) the debt service coverage ratio as of the date immediately after the release of the individual property for the remaining properties must be equal to or greater than the greater of (a) 2.45x or (b) the debt service coverage ratio for the remaining individual properties (including the individual property to be released) as of the date immediately preceding the release of the individual property and (iii) the defeased property may not be transferred to the borrower.

                                    70 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                         CENTRO HERITAGE PORTFOLIO III
--------------------------------------------------------------------------------

SUBSTITUTION. If no event of default has occurred and is continuing, the borrower is permitted to substitute individual Centro Heritage Portfolio III properties (no more than 3 properties per year) as collateral during the term of the loan subject to certain conditions including, but not limited to; (i) the aggregate appraised value of all of the substituted properties must not exceed thirty five percent (35%) of the value of the original properties based on third party appraisals; (ii) the fair market value of the substitute property must not be less than 100% of the greater of (a) the fair market value of the substituted property as of the origination date, or (b) the fair market value of the substituted property as of the date of substitution and (iii) the net operating income from the substitued property is greater than 100% of the net operating income for the substituted property.

PROPERTY MANAGEMENT. The properties comprising Centro Heritage Portfolio III are managed by Centro Watt Management Joint Venture 2, LP

THE MARKETS(1). The Centro Heritage Portfolio III contains 14 individual properties located within 8 regional markets. 4 properties are located within the Chicago regional retail market and 2 properties are located within the
Kansas City regional retail market. The remaining properties are located within eight markets in seven separate states. Each property and its respective market are summarized in the table below.

-------------------------------------------------------------------------------------------------------------------
                                                      MARKET SUMMARY

                                                                     OCCUPANCY                  RENT
                                                                -------------------   -----------------------------
PROPERTY NAME                           LOCATION                 PROPERTY    MARKET    PROPERTY        MARKET
-------------------------------------------------------------------------------------------------------------------

RIVERCREST                              Crestwood, IL             88.7%       92.8%     $13.13          $14.33
THE COMMONS OF CRYSTAL LAKE             Crystal Lake, IL          90.8%       92.9%     $16.75          $16.92
WESTVIEW CENTER                         Hanover Park, IL          96.5%       92.9%     $11.83          $14.15
REDFORD                                 Redford, MI               96.6%       91.1%     $11.20          $15.91
ELLISVILLE SQUARE                       Ellisville, MO           100.0%       92.6%     $ 9.87          $17.70
PROSPECT PLAZA                          Gladstone, MO            100.0%       93.6%     $11.48          $13.43
CROSSROADS CENTRE                       Fairview Heights, IL      94.6%       89.6%     $11.83          $11.88
WEST LOOP SHOPPING CENTER               Manhattan, KS             90.2%       92.0%     $14.47          $7.78
STERLING BAZAAR                         Peoria, IL                95.6%       95.0%     $12.03     $9.00 -- $15.00
WARREN PLAZA                            Dubuque, IA               96.9%       94.0%     $14.83     $10.00 -- $18.00
LINCOLN PLAZA                           New Haven, IN             92.6%       95.0%     $ 9.30     $8.00 -- $15.00
KIMBERLY WEST                           Davenport, IA             89.0%       89.2%     $12.36          $10.50
PARKWAY POINTE                          Springfield, IL           86.3%       97.2%     $14.61     $12.00 -- $18.00
FITCHBURG RIDGE SHOPPING CENTER         Fitchburg, WI            100.0%       98.7%     $ 8.65     $9.00 -- $15.00
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                      2006 AVERAGE
                                            2006 POPULATION         HOUSEHOLD INCOME
                                        ---------------------   -----------------------
                                          3-MILE      5-MILE       3-MILE      5-MILE
PROPERTY NAME                             RADIUS      RADIUS       RADIUS      RADIUS
---------------------------------------------------------------------------------------

RIVERCREST                                86,905     298,364      $ 66,646    $ 69,041
THE COMMONS OF CRYSTAL LAKE               57,233     136,634      $ 90,555    $ 99,225
WESTVIEW CENTER                          124,246     254,683      $ 84,643    $ 87,256
REDFORD                                  130,169     377,936      $ 57,491    $ 59,592
ELLISVILLE SQUARE                         67,362     139,286      $110,868    $113,135
PROSPECT PLAZA                            70,012     133,792      $ 62,784    $ 64,742
CROSSROADS CENTRE                         26,926     112,639      $ 69,555    $ 64,638
WEST LOOP SHOPPING CENTER                 44,745      50,732      $ 50,831    $ 51,366
STERLING BAZAAR                           80,903     131,378      $ 51,822    $ 53,930
WARREN PLAZA                              49,037      70,669      $ 57,691    $ 56,525
LINCOLN PLAZA                             32,023     108,366      $ 59,607    $ 54,077
KIMBERLY WEST                             71,973     113,026      $ 50,188    $ 52,319
PARKWAY POINTE                            30,468      91,199      $ 80,371    $ 65,307
FITCHBURG RIDGE SHOPPING CENTER           59,396     160,753      $ 68,168    $ 62,469
---------------------------------------------------------------------------------------

(1)   Certain information was obtained from the Rivercrest, Commons of Crystal
      Lake, Westfview Center, Redford, Ellisville Square, Prospect Plaza,
      Crossroads Centre, West Loop Shopping Center, Sterling Bazaar, Warren
      Plaza, Lincoln Plaza, Kimberly West, Parkway Pointe, and Fitchburg Ridge
      Shopping Center appraisal dated 07/31/06. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    71 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                         CENTRO HERITAGE PORTFOLIO III
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        LEASE ROLLOVER SCHEDULE

              NUMBER OF                                         % OF BASE    CUMULATIVE   CUMULATIVE %    CUMULATIVE    CUMULATIVE %
               LEASES     SQUARE FEET   % OF GLA    BASE RENT      RENT     SQUARE FEET      OF GLA       BASE RENT    OF BASE RENT
   YEAR       EXPIRING     EXPIRING     EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING       EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

VACANT           NAP         165,632       6.3%           NAP        NAP       165,632         6.3%              NAP         NAP
2006 & MTM         8         108,657       4.1    $   182,822        0.8%      274,289        10.4%      $   182,822         0.8%
2007              51         271,350      10.3      2,488,590       11.1       545,639        20.7%      $ 2,671,411        11.9%
2008              68         341,592      13.0      3,764,040       16.8       887,231        33.7%      $ 6,435,451        28.7%
2009              42         353,650      13.4      3,548,239       15.8     1,240,881        47.2%      $ 9,983,690        44.6%
2010              41         252,078       9.6      3,134,999       14.0     1,492,959        56.8%      $13,118,689        58.6%
2011              33         312,193      11.9      2,651,866       11.8     1,805,152        68.6%      $15,770,555        70.4%
2012               8         131,322       5.0      1,313,184        5.9     1,936,474        73.6%      $17,083,739        76.3%
2013               8         102,762       3.9        675,872        3.0     2,039,236        77.5%      $17,759,612        79.3%
2014              10         156,718       6.0      1,284,358        5.7     2,195,954        83.5%      $19,043,970        85.1%
2015               5         125,891       4.8        977,302        4.4     2,321,845        88.3%      $20,021,271        89.4%
2016               4          76,544       2.9        421,079        1.9     2,398,389        91.2%      $20,442,350        91.3%
AFTER             18         232,339       8.8      1,948,174        8.7     2,630,728       100.0%      $22,390,525       100.0%
------------------------------------------------------------------------------------------------------------------------------------
                 296       2,630,728     100.0%   $22,390,525      100.0%
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                              SIGNIFICANT TENANTS ROLLING IN 2008

                                                                                                                  PROPERTY RENT
                                                                SQUARE FEET    ANNUAL BASE    % OF 2008 BASE     PSF/MARKET RENT
PROPERTY NAME                     TENANT                         EXPIRING         RENT       RENT EXPIRING(1)         PSF(2)
---------------------------------------------------------------------------------------------------------------------------------

REDFORD                           BALLY TOTAL FITNESS              28,000       $  349,440          9.3%          $11.20/$15.91
KIMBERLY WEST                     HY-VEE GROCERY                   76,896          346,800          9.2           $12.36/$10.50
RIVERCREST                        DIALYSIS CENTER OF AMERICA       10,960          211,528          5.6           $13.13/$14.33
RIVERCREST                        BEST BUY                         25,000          206,250          5.5           $13.13/$14.33
WESTVIEW CENTER                   LAMODA FURNITURE                 16,998          165,561          4.4           $11.83/$14.15
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                             157,854       $1,279,579         34.0%
---------------------------------------------------------------------------------------------------------------------------------
2008 TOTAL BASE RENT EXPIRING:    $3,764,040
---------------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent to be collected in 2008.

(2)   Based on certain information obtained from the appraisal.

---------------------------------------------------------------------------------------------------------------------------------
                                              SIGNIFICANT TENANTS ROLLING IN 2009

                                                                                                                 PROPERTY RENT
                                                       SQUARE FEET       ANNUAL BASE      % OF 2009 BASE        PSF/MARKET RENT
PROPERTY NAME                     TENANT                EXPIRING            RENT         RENT EXPIRING(1)            PSF(2)
---------------------------------------------------------------------------------------------------------------------------------

WESTVIEW CENTER                   CUB FOODS              67,163          $  513,125            14.5%             $11.83/$14.15
RIVERCREST                        PETSMART               31,639             294,559             8.3              $13.13/$14.33
THE COMMONS OF CRYSTAL LAKE       MARSHALLS              28,441             241,749             6.8              $16.75/$16.92
THE COMMONS OF CRYSTAL LAKE       BLOCKBUSTER             8,800             198,880             5.6              $16.75/$16.92
REDFORD                           AJ WRIGHT              27,600             179,400             5.1              $11.20/$15.91
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                   163,643          $1,427,713            40.2%
---------------------------------------------------------------------------------------------------------------------------------
2009 TOTAL BASE RENT EXPIRING:    $3,548,239
---------------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent to be collected in 2009.

(2)   Based on certain information obtained from the appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    72 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                         CENTRO HERITAGE PORTFOLIO III
--------------------------------------------------------------------------------

                     [MAP OF CENTRO HERITAGE PORTFOLIO III]

                                    73 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                         CENTRO HERITAGE PORTFOLIO III
--------------------------------------------------------------------------------

                     [MAP OF CENTRO HERITAGE PORTFOLIO III]

                                    74 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                         CENTRO HERITAGE PORTFOLIO III
--------------------------------------------------------------------------------

                     [MAP OF CENTRO HERITAGE PORTFOLIO III]

                                    75 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                 DISCOVER MILLS
--------------------------------------------------------------------------------

                            [PHOTO OF DISCOVER MILLS]

                                    76 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                 DISCOVER MILLS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:(1)          $135,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $135,000,000
% OF POOL BY IPB:                       2.8%
% OF GROUP S:                           11.1%
LOAN SELLER:                            Eurohypo AG, New York Branch
BORROWER:                               Sugarloaf Mills Limited Partnership
SPONSOR:                                The Mills Corporation
ORIGINATION DATE:                       11/30/06
INTEREST RATE:                          6.26800%
INTEREST-ONLY PERIOD:                   60 months
MATURITY DATE:                          12/11/11
AMORTIZATION TYPE:                      Interest-only
ORIGINAL AMORTIZATION:                  N/A
REMAINING AMORTIZATION:                 N/A
CALL PROTECTION:                        L(24),Def(32),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Hard
ADDITIONAL DEBT(2):                     $23,700,000
ADDITIONAL DEBT TYPE(2):                B-Note
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------

ESCROWS/RESERVES:                                      INITIAL         MONTHLY
                                                      -------------------------
TAXES:                                                  $293,068      $ 146,543
INSURANCE:                                              $      0      $       0
CAPEX:                                                  $ 25,080      $  25,080
TI/LC:(8)                                               $100,321      $ 100,321
SPRINGING:(9)                                                N/A            N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Retail -- Anchored
SQUARE FOOTAGE:(3)                      1,184,544
LOCATION:                               Lawrenceville, GA
YEAR BUILT/RENOVATED:                   2001/2006
OCCUPANCY:                              96.1%
OCCUPANCY DATE:                         10/01/06
NUMBER OF TENANTS:                      182
HISTORICAL NOI:
  2004:                                 $14,639,712
  2005:                                 $12,020,791
  TTM AS OF 09/30/06:                   $14,193,786
AVERAGE IN-LINE
   SALES/SF:(3),(4)                     $238
AVERAGE TOTAL SALES/SF:                 $264
UW REVENUES:                            $21,565,128
UW EXPENSES:                            $8,442,412
UW NOI:                                 $13,122,716
UW NET CASH FLOW:                       $12,196,861
APPRAISED VALUE:(5)                     $210,000,000
APPRAISAL DATE:                         11/10/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                              MORTGAGE LOAN(6)    WHOLE LOAN(7)
                                             ----------------------------------
CUT-OFF DATE LOAN/SF:                               $ 114           $ 134
CUT-OFF DATE LTV:                                    64.3%           75.6%
MATURITY DATE LTV:                                   64.3%           75.6%
UW IO DSCR:                                          1.42x           1.21x
UW DSCR:                                             1.42x           1.21x
--------------------------------------------------------------------------------

(1)   The total financing amount of $158.7 million is being provided to the borrower for the refinancing of the Discover Mills property. The $158.7 million whole loan has been split into a senior $135 million A-note
      (included in the trust) and a subordinate $23.7 million B-note (not included in the trust).

(2)   The borrower has $10 million outstanding unsecured subordinate debt from an affiliate. The borrower is permitted to incur unsecured debt from an affiliate in a principal amount not in excess of $10 million subject to a subordination agreement in favor of the lender.

(3)   Figure excludes 19,302 square feet of non-collateral outparcel space.

(4)   Average in-line sales figures are based on comparable in-line tenants under 10,000 square feet open for twelve months or more, based on trailing twelve months as of September 30, 2006.

(5)   $210 million is the as-is appraised value as of November 10, 2006. The appraiser also provided an as-stabilized value of $224 million as of
      December 1, 2008 assuming continued lease-up and market growth.

(6)   Calculated based on the cut-off date principal balance of the A-note
      (included in the trust).

(7)   Calculated based on the aggregate cut-off date principal balance of the
      A-note (included in the trust) and the B-note (not included in the trust).

(8)   The borrower only has the right to request draws from the TI/LC reserve if after giving effect to the release, the TI/LC reserve has a balance of at least $4.5 million.

(9)   In the event that the debt service coverage ratio declines below 1.10x (IO basis) on the entire loan, all monthly excess cash flow will be swept and held as additional security, until the debt service coverage ratio reaches at least 1.15x (IO basis) for two consecutive quarters.

                                    77 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                 DISCOVER MILLS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY

                                    RATINGS                    % OF
                                  MOODY'S/S&P/              COLLATERAL  ANNUAL BASE   ANNUAL BASE
       TENANT SUMMARY               FITCH(1)     TOTAL SF       SF         RENT(2)     RENT PSF    SALES PSF  LEASE EXPIRATION YEAR
-----------------------------------------------------------------------------------------------------------------------------------

ANCHORS
Bass Pro Shops Outdoor World     Baa3/BBB-/BBB-    122,670    10.4%     $ 1,234,120     $ 10.06    $  503.02          2016
Medieval Times(3)                                   87,200     7.4          275,000     $  3.15          N/A          2026
Burlington Coat Factory             B3/B/CCC        79,850     6.7          419,213     $  5.25    $  171.32          2012
AMC Theatres                         B3/B/B         74,693     6.3          948,601     $ 12.70    $ 656,389(4)       2018
Jillians                                            61,160     5.2        1,406,680     $ 23.00    $  130.26          2011
                                                 ------------------------------------------------
SUBTOTAL                                           425,573    35.9%       4,283,614     $ 10.07

TOP 10 TENANTS
Woodward Skateparks                                 40,090     3.4%     $    60,000     $  1.50          N/A          2017
Last Call, Neiman Marcus           B2/B+/CCC        32,120     2.7          465,740     $ 14.50    $  280.67          2012
Ross Dress for Less                NR/BB+/BB        28,350     2.4          313,268     $ 11.05    $  140.32          2013
Off 5th Saks Fifth                  B3/B+/B         28,100     2.4          229,005     $  8.15    $  232.85          2011
Sears                              NR/BB+/BB        25,550     2.2          242,725     $  9.50    $  294.05          2009
Sun & Ski Sports                                    24,850     2.1          197,400     $  7.94    $  105.92          2011
Books-A-Million                                     23,370     2.0          350,550     $ 15.00    $  112.07          2012
Off Broadway Shoes                                  20,680     1.7          413,600     $ 20.00    $  181.24          2011
Urban Behavior                                      20,150     1.7          251,875     $ 12.50    $    0.00          2016
Liz Clairborne Outlet                               10,060     0.8          130,780     $ 13.00    $  153.08          2012
                                                 ------------------------------------------------
SUBTOTAL                                           253,320    21.4%     $ 2,654,942     $ 10.48

REMAINING INLINE SPACE                             459,847    39.8%     $ 8,648,267     $ 16.74
                                                 ------------------------------------------------
VACANT SQUARE FEET:                                 45,804     3.9%             N/A
TOTAL COLLATERAL GLA:                            1,184,544              $15,586,823
TOTAL MALL GLA:(5)                               1,203,846              $15,586,823
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(2)   Annual Base Rent is inclusive of "Percentage Rent" as calculated by lender for Bass Pro Shops Outdoor World, Woodward Skateparks, Off 5th Saks Fifth
      Avenue and Sun & Ski Sports.

(3)   Home Companies subleased entire space to Medieval Times pursuant to a sublease expiring March 31, 2025, but remains obligated on its lease with the borrower through 2026.

(4)   Annual sales for AMC Theatres are calculated on a per screen basis.

(5)   Total Mall GLA includes 19,302 square feet of non-collateral outparcel space.

                                    78 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                 DISCOVER MILLS
--------------------------------------------------------------------------------

THE LOAN. The Discover Mills loan is secured by a first mortgage on a fee interest in 1,184,544 square feet of a 1,203,846 square foot super regional mall in Lawrenceville, Georgia (the "Discover Mills Property").

THE BORROWER. The borrower, Sugarloaf Mills Limited Partnership, is a bankruptcy-remote special purpose entity sponsored by The Mills Corporation, which is headquartered in Chevy Chase, Maryland.

THE SPONSOR. The Mills Corporation ("Mills"), based in Chevy Chase, Maryland, is a publicly traded REIT with a market capitalization of $1.06 billion. Mills develops, owns and manages a diversified portfolio of retail properties. Mills owns interests in a portfolio of 39 properties totaling approximately 48 million square feet of gross leasable area. The Mills' portfolio consists of super-regional retail and entertainment-oriented centers under the Mills and
Block names. Mills is traded on the NYSE under the ticker MLS.

Mills has recently encountered accounting issues which may result in the restatement of earnings. The lender cannot assure you as to any future actions that may be taken by the government, investors or creditors as a result of such restatement or the ultimate effect on the financial status of Mills. For additional information, see "Risk Factors -- Litigation or Other Legal
Proceedings Could Adversely Affect the Mortgage Loans" in the Free Writing
Prospectus dated December 1, 2006.

THE PROPERTY. Discover Mills is located within the northeast quadrant of the
Atlanta MSA in the City of Lawrenceville within the central portion of Gwinnett
County, approximately 20 miles northeast of the Atlanta CBD. Gwinnet County has an estimated growth of 35,000 to 40,000 new residents each year. In addition, over the last few years, the I-85 corridor through Gwinnett County has experienced significant commercial development (including retail, residential, office and light industrial).

Discover Mills is located at the intersection of two major arterials, I-85 and
Georgia State 120. Georgia State 120 is a local controlled access highway that connects local commercial and residential developments with I-85 and other local arterials. The site has visible frontage/exposure along the eastern side of
I-85. Secondary access to the neighborhood is from Highway 316, Old Peachtree
Road and Highway 20.

Discover Mills is a typical Mills "racetrack" super-regional mall consisting of a one-story structure containing approximately 1.2 million square feet of net rentable area on a 203.75-acre parcel of land, originally opened in November
2001. Discover Mills was expanded in December 2004 by the addition of AMC
Theatres, a stadium-style, multiplex cinema with 18 screens. Medieval Times
(87,200 square feet) opened in July 2006 and Urban Behavior (20,150 square feet)
opened in September 2006.

The Discover Mills Property currently features 5 anchors and various specialty retailers, as well as a variety of theme restaurants, casual dining and entertainment venues. The Discover Mills Property is anchored by Bass Pro Shops
(reportedly #3/30 in national chain), Medieval Times (reportedly #2/9 in
September 2006 ticket sales), AMC Theatres (reportedly #1 AMC Theatre in the southeast with annual sales averaging $650,000 per screen), Burlington Coat
Factory and Jillians. Other major tenants include Books-A-Million, Woodward
Skate Park, Last Call Neiman Marcus, Off 5th Saks Fifth Avenue, Off Broadway
Shoes, Ross Dress for Less, Sears Outlet, Sun & Ski Sports and Urban Behavior.
Average in-line sales for comparable tenants at the property for the trailing twelve months ended September 30, 2006 were $238 per square foot, with an average occupancy cost ratio of 14.0%. Average total sales for the same period including anchor space were $264 per square foot.

SIGNIFICANT TENANTS. Bass Pro Shops. Bass Pro Shops is a privately held sporting goods and outdoor goods store headquartered in Springfield, Missouri. In addition to the Outdoor World store located in Springfield, Bass Pro Shops has over 30 large retail stores in the United States and one in Canada. It also owns and operates subsidiaries such as Tracker Boats, Big Cedar Lodge, and Redhead.
At the Discover Mills location, the Bass Pro Shop had sales of $503 per square foot for the trailing twelve months ending on September 30, 2006.

Medieval Times. Medieval Times Dinner & Tournament is a chain of dinner theaters, which stage tournaments in the style of the chivalric contests of the
High Middle Ages. The company is privately held and headquartered in Buena Park,
California. The original American Medieval Times opened as El Castillo del Cid in 1984 in Kissimmee, Florida. Since then, it has opened eight additional locations primarily in suburban areas of North America including California,
Texas, Georgia, South Carolina, Illinois, Maryland, New Jersey and Toronto,
Ontario. Customers pay for the dinner and show on a single ticket; after purchasing tickets, they gather for pre-show entertainment outside the venue at a "castle" bearing external resemblance to an 11th century northern European castle. Each castle has a capacity of between 1,000 and 1,400 patrons.

Burlington Coat Factory. Burlington Coat Factory (BCF) offers a selection of branded apparel at low prices across many product divisions, including coats, ladies sportswear, men's-wear, family footwear, baby furniture and accessories, and home decor and gifts. Founded in 1972 by the Milstein family, BCF has expanded to a multi-department retail chain with over 350 stores in 42 states, predominantly under the "Burlington Coat Factory" name. Subsidiaries include
Cohoes Fashions, Luxury Linens, Baby Depot and MJM Designer Shoes. BCF is
headquartered in Burlington, New Jersey, and currently employs approximately
28,000 people across the United States. At the Discover Mills location,
Burlington Coat Factory had sales of $171 per square foot for the trailing twelve months ending September 30, 2006.

                                    79 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                 DISCOVER MILLS
--------------------------------------------------------------------------------

AMC Theatres. AMC Entertainment Inc. ("AMC") has interests in approximately 411 theatres with 5,635 screens, 82% of which are located in the United States and
Canada. AMC is considered an industry leader in the development and operation of megaplex theatres, typically defined as having 14 or more screens, stadium-style seating and other amenities to enhance the movie going experience. In the United
States and Canada, approximately 71% of AMC's screens are located in megaplex theatres. AMC theatres average 14.1 screens per theatre, which compares with the industry average of 6.5 screens per theatre. AMC operates 25 of the top 50 theatres in the United States and Canada in terms of box office revenues, with revenues per theatre typically 42% higher than the industry average. AMC is privately held. The Discover Mills location had annual per screen sales of
$656,389 for trailing twelve months ending on September 30, 2006.

PARTIAL RELEASES. The related loan documents permit the borrower to obtain the release of one or more parcels of land upon the satisfaction of certain conditions, including but not limited to, that (i) no event of default has occurred and is continuing under the Discover Mills Loan, (ii) the parcel is non-income producing and unimproved, and (iii) the lender has received rating agency confirmation that the release will not result in a downgrade, withdrawal or qualification of the then current ratings of any class of certificates.

THE MARKET(1)

Discover Mills competes most directly with Gwinnett Place (1.3 million square feet), The Mall of Georgia (1.8 million square feet), Perimeter Mall (1.6 million square feet) and Northlake Mall (963,000 square feet). All of these centers are located within 20 miles of Discover Mills. Despite the overlapping trade area, Discover Mills has a merchandising mix that combines value and outlet shopping with entertainment. There is very little overlap between tenants at Discover Mills and its competition, and no anchor tenant overlap.

The Atlanta MSA, with a current population of more than 4.9 million, consistently ranks as one of the fastest growing major MSAs in the country. The market continues to strongly outpace both the Top 100 and the United States in annual population percentage growth. Between 1995 and 2005, Atlanta's annual population growth averaged nearly 3.1%, well above the Top 100 and United States annual averages of 1.2% and 1.1%, respectively. Atlanta's growth is expected to remain more than double that of both the Top 100 and the United States overall.

The general direction of the metro area's growth has been north-northeast and primarily concentrated along the GA-400 corridor. The more established core counties of Fulton, Dekalb, Cobb, Gwinnett and Clayton account for the majority of the MSA's population. Gwinnett County has been ranked among the fastest growing counties in the United States within the past 10 years.

With a median age of only 33.9 years, Atlanta is a relatively young market compared to the Top 100's median age of 35.9 years and the national average of
36.2 years. Atlanta is also relatively well educated and affluent compared to the Top 100 and national averages, with 30% of its population having Bachelor degrees or better, and 22.4% of its households having annual income of $100,000 or higher.

According to Claritas, Inc., the average household income within the Discover
Mills trade area was $83,957 per household for 2005, representing a 2.1%
compounded growth rate since 2000. Claritas, Inc. projects that average household income within this primary trade area will grow at a compound rate of
1.92% for the 2005-2010 period, and hit $92,324 per household by 2010.

The Atlanta MSA is home to 24 of the nation's Fortune 1000 corporations. The region's larger employers are multinational corporations spanning a multitude of industries including aviation, communications, retail and technology. The annual average unemployment rate for the Atlanta MSA in 2005 was 5.2%, roughly equal to the Top 100 average of 4.9%. Atlanta's unemployment rate is expected to remain relatively stable through 2007 and slowly decline thereafter through 2010, on par with the Top 100 average.

PROPERTY MANAGEMENT. The property is managed by MillsServices Corp., an affiliate of the borrower.

(1)   Certain information was obtained from the Discover Mills appraisal dated
      11/10/06. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    80 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                 DISCOVER MILLS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE

             NUMBER OF                                          % OF BASE   CUMULATIVE    CUMULATIVE %    CUMULATIVE   CUMULATIVE %
              LEASES     SQUARE FEET   % OF GLA    BASE RENT      RENT      SQUARE FEET      OF GLA       BASE RENT    OF BASE RENT
   YEAR      EXPIRING     EXPIRING     EXPIRING    EXPIRING     EXPIRING     EXPIRING       EXPIRING       EXPIRING      EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

VACANT       NAP         45,804           3.9%    NAP              NAP      45,804             3.9%      NAP                NAP
2006 & MTM   43          91,172           7.7     1,030,283        7.4%     136,976           11.6%      1,030,283          7.4%
2007         40          114,451          9.7     1,175,120        8.5      251,427           21.2%      2,205,403         15.9%
2008         10          15,129           1.3     489,599          3.5      266,556           22.5%      2,695,002         19.4%
2009         7           34,674           2.9     572,093          4.1      301,230           25.4%      3,267,094         23.6%
2010         6           7,625            0.6     150,310          1.1      308,855           26.1%      3,417,405         24.6%
2011         37          217,873         18.4     3,531,810       25.5      526,728           44.5%      6,949,215         50.1%
2012         24          238,583         20.1     4,245,081       30.6      765,311           64.6%      11,194,297        80.7%
2013         3           38,327           3.2     528,927          3.8      803,638           67.8%      11,723,223        84.5%
2014         2           14,773           1.2     206,300          1.5      818,411           69.1%      11,929,523        86.0%
2015         1           6,000            0.5     198,000          1.4      824,411           69.6%      12,127,523        87.5%
2016         4           155,770         13.2     497,175          3.6      980,181           82.7%      12,624,698        91.0%
AFTER        5           204,363         17.3     1,241,601        9.0      1,184,544        100.0%      13,866,299       100.0%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL        182         1,184,544      100.0%    $13,866,299    100.0%
-----------------------------------------------------------------------------------------------------------------------------------

                                    81 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                 DISCOVER MILLS
--------------------------------------------------------------------------------

                             [MAP OF DISCOVER MILLS]

                                    82 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                 DISCOVER MILLS
--------------------------------------------------------------------------------

                             [MAP OF DISCOVER MILLS]

                                    83 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                              BANK OF AMERICA PLAZA
--------------------------------------------------------------------------------

                    [PHOTO OF BANK OF AMERICA PLAZA]

                                    84 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                              BANK OF AMERICA PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE(1):          $100,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):      $100,000,000
% OF POOL BY IPB:                       2.1%
% OF GROUP R-1                          3.4%
LOAN SELLER:                            JPMorgan Chase Bank, N.A
BORROWER:                               BF ATL, LLC, BF ATL II, LLC,
                                        BF ATL III, LLC, BF ATL IV, LLC, BF
                                        ATL V, LLC
SPONSOR:                                Bentley Forbes Holdings, LLC
ORIGINATION DATE:                       09/28/06
INTEREST RATE:                          6.12640%
INTEREST-ONLY PERIOD:                   120 months
MATURITY DATE:                          10/01/16
AMORTIZATION TYPE:                      Interest-only
ORIGINAL AMORTIZATION:                  N/A
REMAINING AMORTIZATION:                 N/A
CALL PROTECTION:                        L(24),Def(90),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Cash Management Agreement
ADDITIONAL DEBT:                        $317,170,915
ADDITIONAL DEBT TYPE:                   Pari Passu Loan and Mezzanine Loan
LOAN PURPOSE:                           Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------

ESCROWS/RESERVES:                                     INITIAL         MONTHLY
                                                    ----------------------------
TAXES:                                               $   834,730       $417,365
INSURANCE:                                           $         0       $      0
CAPEX:                                               $         0       $  9,900
TI/LC(3)                                             $ 5,379,550       $      0
OTHER(4):                                            $14,200,000      Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Office -- CBD
SQUARE FOOTAGE:                         1,253,499
LOCATION:                               Atlanta, GA
YEAR BUILT/RENOVATED:                   1992
OCCUPANCY:                              99.8%
OCCUPANCY DATE:                         09/25/06
NUMBER OF TENANTS:                      28
HISTORICAL NOI:
  2004:                                 $ 30,990,606
  2005:                                 $ 30,176,448
UW REVENUES:                            $ 45,803,427
UW EXPENSES:                            $ 13,317,545
UW NOI(2):                              $ 32,485,882
UW NET CASH FLOW:                       $ 31,004,686
APPRAISED VALUE:                        $454,000,000
APPRAISAL DATE:                         07/20/06

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION(5)
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $ 290
CUT-OFF DATE LTV:                       80.0%
MATURITY DATE LTV:                      80.0%
UW IO DSCR:                             1.38x
UW DSCR:                                1.38x

-----------------------------------------------------------------------------------------------------------------------------
                                                     SIGNIFICANT TENANTS

                                              RATINGS                                                        LEASE EXPIRATION
TENANT NAME                            MOODY'S/ S&P/ FITCH(6)    SQUARE FEET    % OF GLA    BASE RENT PSF          YEAR
-----------------------------------------------------------------------------------------------------------------------------

BANK OF AMERICA(7),(8)                     Aa2/AA--/AA--           375,283        29.9%        $ 24.68             2012
TROUTMAN SANDERS LLP                                               284,402        22.7%        $ 17.00             2020
ERNST & YOUNG U.S. LLP                                             209,621        16.7%        $ 25.04             2007
PAUL, HASTINGS, JANOFSKY & WALKER LLP                              122,384         9.8%        $ 17.26             2012
HUNTON & WILLIAMS                                                  113,014         9.0%        $ 16.44             2009
BOSTON CONSULTING GROUP                                             39,994         3.2%        $ 23.76             2009
OGLETREE, DEAKINS, NASH, SMOAK &
 STEWART                                                            34,002         2.7%        $ 17.38             2009
-----------------------------------------------------------------------------------------------------------------------------

(1)   The total financing amount of $363.0 million is being provided to the borrower for the acquisition of the Bank of America Plaza. The $363.0 million mortgage loan has been split into two pari passu notes (a $263.0 million A-1 Note not included in the trust, and a $100.0 million A-2 Note to be included in the trust). There is also a mezzanine loan in the amount of $54,170,915.

(2)   The NOI increase from 2005 to underwritten is primarily due to the incorporation of rent increases taking place through March 2007 with respect to the Bank of America and Troutman Sanders LLP leases. These rent increases total approximately $2,200,000.

(3)   At closing the borrower deposited with the lender the cash sum of
      $5,379,550 to cover TI/LC reserves representing approximately $2.9 million of tenant improvements and $2,446,919 million of leasing commissions.

(4)   At closing the borrower deposited with the lender the cash sum of
      $14,200,000 of Rollover Reserve Funds for payment of TI/LC's. The borrower may receive disbursements from this fund for actual TI/LC expenses if: (i)
      the debt service coverage ratio for the property is greater than 1.10x on a 30 year amortizing basis and 1.30x on an IO basis, and (ii) the combined debt service coverage ratio for the property is greater than 1.05x on an
      IO basis; provided, however, in no event is the lender obligated to disburse amounts from the fund if such disbursement would cause the balance to fall below $2,000,000. If at any time during the life of the loan the Rollover Reserve Fund falls below $5,000,000 the borrower is required to make monthly deposits of 83,333.00 until such time as the
      Rollover Reserve Fund balance equals or exceeds $12,000,000, however, if the debt service coverage ratio of the mortgage loan exceeds the above coverage ratios, no deposits are required.

(5)   DSCR and LTV ratios and Loan/SF presented are calculated on the cut-off date principal balance of the Bank of America Plaza loan and the related pari passu companion loan.

(6)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(7)   Bank of America is currently subletting approximately 197,370 square feet of its space to five tenants (Troutman Sanders LLP, Love & Willingham,
      Paul, Hastings, Janofsky & Walker LLP, Hunton & Williams, and Ogletree,
      Deakins, Nash, Smoak & Stewart). Additionally Ernst & Young U.S. LLP, and
      Boston Consulting Group are subletting 11,646, and 5,345 square feet, respectively, to two tenants (Martin Becker and Troutman Sanders LLP).

(8)   Bank of America's rent per square foot will increase to $28.13 beginning
      March 1, 2007.

                                    85 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                              BANK OF AMERICA PLAZA
--------------------------------------------------------------------------------

THE LOAN. The Bank of America Plaza loan is secured by a first mortgage fee interest in a Class A office complex comprising approximately 1,253,499 square feet located in Atlanta, Georgia.

The total financing amount of $363,000,000 is split into two pari-passu notes, a
$263,000,000 A-1 note not included in the trust, and a $100,000,000 A-2 note included in the trust.

THE BORROWER. The borrowers are BF ATL, LLC, BF ATL II, LLC, BF ATL III, LLC, BF
ATL IV, LLC, and BF ATL V, LLC as tenants in common, which are indirectly owned by Bentley Forbes Holdings, LLC ("Bentley Forbes"). Bentley Forbes is a
privately owned commercial real estate investment company founded in 1993 by the
Wehba family. Bentley Forbes has been involved in the acquisition, development and ownership of commercial real estate properties for over 20 years. Currently
Bentley Forbes owns a commercial real estate portfolio with over 15 million square feet of office, retail and industrial properties and an estimated market value exceeding $1.5 billion.

THE PROPERTY. Bank of America Plaza is a 55-story Class A central business district ("CBD") office complex, containing approximately 1,253,499 square feet, which was developed in 1992 through a joint venture between Cousins Properties,
LP and Sovereign Bank. The property is situated on a 3.61 acre parcel on the corner of North Avenue and Peachtree Street in midtown Atlanta, within close proximity to Atlanta's downtown area and Interstates 75 and 85. The 55-story tower is one of the ten tallest office buildings in the United States and the twentieth tallest office building in the world. The building is distinguished by its lighted, open-grid, stepped-pyramid roof, red granite exterior support columns, and rows of bronze tinted windows. Attached to the tower is a two-story wing that houses a coffee/sundry shop, cafeteria, health club, hair salon and conference facilities. Bank of America Plaza is currently 99.8% occupied by 28 tenants. The historical occupancy from 2001 to 2004 was 100%, and 98.5% in 2005.
The average effective annual rents per square foot for 2003, 2004 and 2005 were
$24.20, $22.89 and $22.18, respectively. Bank of America Plaza features access to 1,416 parking spaces.

SIGNIFICANT TENANTS.

The Bank of America Corporation ("Bank of America") is a bank holding company and a financial holding company. The company provides a diversified range of banking and nonbanking financial services and products in 30 states, the
District of Columbia, and 44 foreign countries. The company provides these services and products through three business segments: Global Consumer and Small
Business Banking, Global Corporate and Investment Banking, and Global Wealth and
Investment Management. Bank of America Corporation common stock (NYSE: BAC) is listed on the New York Stock Exchange. Currently, Bank of America leases 375,283 square feet, or approximately 30.0% of the property's net rentable area ("NRA").
Bank of America's lease expires in May of 2012 with three 10-year renewal options.

Troutman Sanders LLP ("Troutman") is an Atlanta-based, international law firm that was founded in 1897 and currently employs over 600 attorneys serving clients throughout the United States and internationally. The firm occupies
284,402 square feet, or approximately 23.0% of the property's NRA. Troutman's lease expires in May of 2020 with two 2-year renewal options and two 5-year renewal options.

Ernst & Young U.S. LLP ("E&Y"), headquartered in New York, employs approximately
114,000 accounting professionals worldwide and provides services from offices located in 140 countries. E&Y currently occupies 209,621 square feet, or approximately 17% of the property's NRA. E&Y's lease expires in April of 2007 with two 5-year renewal options.

Paul, Hastings, Janofsky & Walker LLP ("Paul Hastings") was founded in 1951 and specializes in employment law. With more than 1,000 attorneys, nine offices in the United States and eight offices in Europe and Asia, the firm offers expertise in business law, litigation, tax and real estate. Paul Hastings currently occupies 122,384 square feet, or approximately 10% of the property's
NRA. Paul Hastings' lease expires on October 31, 2012.

THE MARKET(1). The Bank of America Plaza is located in the Midtown Atlanta submarket within the Atlanta metropolitan statistical area ("MSA"). Class A vacancy rates in the Atlanta MSA were 19.5% in the second quarter of 2006, representing a one-year increase from 19.2%. However, the Midtown Atlanta submarket has outperformed the Atlanta MSA, as vacancy rates have decreased to
17.2% in the second quarter of 2006, down from 18.2% reported in the first quarter of 2006. Net absorption within the Class A sector totaled 429,601 square feet for the second quarter of 2006 and quoted rental rates for available space averaged $21.37 per square foot, up from $20.83 per square foot in the second quarter of 2005. Quoted rental rates for available space within the Midtown
Atlanta submarket averaged $21.70 per square foot in the second quarter of 2006.
The Midtown submarket consists of 9.99 million square feet of existing Class A office space with approximately 670,000 square feet under construction. The seasonally adjusted unemployment rate for the Atlanta MSA was 5.3% in the first quarter of 2006, representing a one year increase of 0.3%.

PROPERTY MANAGEMENT. The property has been managed by Cousins Property Services,
LP ("Cousins") since 1992. Cousins (NYSE: CUZ) was founded in 1958 and currently maintains over 7.5 million square feet of commercial office space.

(1)   Certain information was obtained from the Bank of America Plaza appraisal dated 07/20/06. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    86 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                              BANK OF AMERICA PLAZA
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

              NUMBER OF    SQUARE       % OF                   % OF BASE   CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
               LEASES       FEET        GLA       BASE RENT      RENT      SQUARE FEET    % OF GLA     BASE RENT     OF BASE RENT
   YEAR       EXPIRING    EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING       EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

VACANT           NAP          2,899      0.2%            NAP      NAP            2,899       0.2%              NAP        NAP
2006 & MTM         5          2,358      0.2     $         0      0.0%           5,257       0.4%      $         0        0.0%
2007              19        248,262     19.8       6,253,637     22.6          253,519      20.2%      $ 6,253,637       22.6%
2008               1              0      0.0               0      0.0          253,519      20.2%      $ 6,253,637       22.6%
2009              12        189,641     15.1       3,448,020     12.4          443,160      35.4%      $ 9,701,657       35.0%
2010               2              0      0.0               0      0.0          443,160      35.4%      $ 9,701,657       35.0%
2011               2              0      0.0               0      0.0          443,160      35.4%      $ 9,701,657       35.0%
2012              29        525,937     42.0      13,158,962     47.5          969,097      77.3%      $22,860,619       82.5%
2013               0              0      0.0               0      0.0          969,097      77.3%      $22,860,619       82.5%
2014               0              0      0.0               0      0.0          969,097      77.3%      $22,860,619       82.5%
2015               0              0      0.0               0      0.0          969,097      77.3%      $22,860,619       82.5%
2016               0              0      0.0               0      0.0          969,097      77.3%      $22,860,619       82.5%
AFTER             14        284,402     22.7       4,834,834     17.5        1,253,499     100.0%      $27,695,453      100.0%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL             84      1,253,499    100.0%    $27,695,453    100.0%
----------------------------------------------------------------------------------------------------------------------------------

                                    87 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                              BANK OF AMERICA PLAZA
--------------------------------------------------------------------------------

                         [MAP OF BANK OF AMERICA PLAZA]

                                    88 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                              BANK OF AMERICA PLAZA
--------------------------------------------------------------------------------

                         [MAP OF BANK OF AMERICA PLAZA]

                                    89 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                              BANK OF AMERICA PLAZA
--------------------------------------------------------------------------------

                         [MAP OF BANK OF AMERICA PLAZA]

                                    90 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    91 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                  WESTGATE MALL
--------------------------------------------------------------------------------

                            [PHOTO OF WESTGATE MALL]

                             [MAP OF WESTGATE MALL]

                                    92 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                  WESTGATE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $70,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $70,000,000
% OF POOL BY IPB:                       1.4%
% OF GROUP R-1:                         2.4%
LOAN SELLER:                            IXIS Real Estate Capital Inc.
BORROWER:                               Amarillo Partners, L.P.
SPONSOR:                                Gregory Greenfield & Associates, Ltd.
ORIGINATION DATE:                       10/06/06
INTEREST RATE:                          6.17000%
INTEREST-ONLY PERIOD:                   48 months
MATURITY DATE:                          11/05/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  312 months
REMAINING AMORTIZATION:                 312 months
CALL PROTECTION:                        L(24),Def(91),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Cash Management Agreement
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                      INITIAL         MONTHLY
                                                     ---------------------------
TAXES:                                                $1,336,630        $122,000
INSURANCE:                                              $128,069         $16,000
CAPEX:                                                  $909,374          $6,400
ENGINEERING(3):                                       $1,590,626              $0
CHARLOTTE RUSSE LEASE(4):                               $500,000              $0
ACCRETIVE LEASING:                                    $1,000,000              $0
RESERVE FOR OUTSTANDING TI'S AND
   LC'S DUE:                                          $1,077,500              $0
ROLLOVER:                                                     $0         $23,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Retail -- Anchored
SQUARE FOOTAGE(1):                      516,690
LOCATION:                               Amarillo, TX
YEAR BUILT/RENOVATED:                   1982/2005
OCCUPANCY:                              93.2%
OCCUPANCY DATE:                         07/31/06
NUMBER OF TENANTS:                      97
HISTORICAL NOI:
  2004:                                 $6,987,310
  2005:                                 $6,286,960
  TTM AS OF 07/31/06:                   $6,447,406
AVERAGE IN-LINE SALES/SF(2):            $300.18
UW REVENUES:                            $12,868,454
UW EXPENSES:                            $6,161,264
UW NOI:                                 $6,707,190
UW NET CASH FLOW:                       $6,348,511
APPRAISED VALUE:                        $98,500,000
APPRAISAL DATE:                         10/01/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $135
CUT-OFF DATE LTV:                       71.1%
MATURITY DATE LTV:                      63.5%
UW IO DSCR:                             N/A
UW DSCR:                                1.17x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                  SIGNIFICANT TENANTS

                                            MOODY'S/ S&P/                                               LEASE EXPIRATION
TENANT NAME                                   FITCH(5)      SQUARE FEET    % OF GLA     BASE RENT PSF         YEAR
-------------------------------------------------------------------------------------------------------------------------

DILLARD'S                                     B2/BB/BB--     157,014         30.4%         $ 4.00             2008
BEALLS                                                        48,000          9.3%         $ 6.28             2017
PREMIERE CINEMA                                               23,013          4.5%         $ 4.56             2012
FINISH LINE                                                    8,070          1.6%         $15.00             2009
EXPRESS                                      Baa2/BBB/NR       7,600          1.5%         $21.00             2015
HIBBETT'S                                                      7,141          1.4%         $10.50             2009
DEB                                                            6,962          1.3%         $12.00             2007
LANE BRYANT(6)                                                 6,589          1.3%         $ 0.00             2007
CHARLOTTE RUSSE                                                6,511          1.3%         $15.00             2018
AMERICAN EAGLE OUTFITTERS                                      6,499          1.3%         $22.00             2014
-------------------------------------------------------------------------------------------------------------------------

(1)   Figure excludes 205,014 square feet of non-owned anchor space.

(2)   Average in-line sales data based on the sales info provided by in-line tenants occupying less than 10,000 square feet that provided a full year of sales data as of TTM 6/30/06.

(3)   Figure includes the estimated costs of repairs of common area flooring, walls, and ceilings.

(4)   Charlotte Russe is expected to take occupancy at the property on July 1,
      2007. At closing, the borrower deposited $500,000 into a reserve which will be released once the Charlotte Russe lease is executed. It cannot be assured that the Charlotte Russe lease will be executed.

(5)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(6)   Lane Bryant is in the process of moving to a new space within Westgate
      Mall and is paying percentage rent in lieu of minimum rent until their relocation is complete.

                                    93 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                               JOGANI PORTFOLIO I
--------------------------------------------------------------------------------

                          [PHOTO OF JOGANI PORTFOLIO I]

                           [MAP OF JOGANI PORTFOLIO I]

                                    94 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                               JOGANI PORTFOLIO I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $69,873,200
CUT-OFF DATE PRINCIPAL BALANCE:         $69,733,595
% OF POOL BY IPB:                       1.4%
% OF GROUP R-2:                         10.0%
LOAN SELLER:                            Nomura Credit & Capital, Inc.
BORROWER:                               Various
SPONSOR:                                J.K. Properties, Inc.
ORIGINATION DATE:                       10/05/06
INTEREST RATE:                          Various
INTEREST-ONLY PERIOD:                   N/A
MATURITY DATE:                          10/11/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 358 months
CALL PROTECTION:                        L(24),Def(82),O(12)
CROSS-COLLATERALIZATION:                Yes
LOCK BOX:                               No
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                      INITIAL         MONTHLY
                                                     ---------------------------
TAXES:                                                  $216,597         $51,436
INSURANCE:                                               $42,680         $10,670
ENGINEERING:                                            $148,762              $0
CAPEX:                                                        $0         $27,042
EARNOUT(2):                                           $1,801,000              $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO(1):              Portfolio
TITLE:                                  Fee
PROPERTY TYPE:                          Multifamily -- Garden
ROOMS:                                  1,298
LOCATION:                               Various
YEAR BUILT/RENOVATED:                   Various
OCCUPANCY:                              90.3%
OCCUPANCY DATE:                         Various
HISTORICAL NOI:
  2004:                                 $4,814,295
  2005:                                 $5,101,893
  TTM AS OF 08/31/06:                   $5,644,978
UW REVENUES:                            $10,653,748
UW EXPENSES:                            $4,310,141
UW NOI:                                 $6,343,608
UW NET CASH FLOW:                       $6,019,108
APPRAISED VALUE:                        $102,040,000
APPRAISAL DATE:                         Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/UNIT:                 $53,724
CUT-OFF DATE LTV:                       68.3%
MATURITY DATE LTV:                      57.4%
UW IO DSCR:                             N/A
UW DSCR:                                1.25x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         PORTFOLIO SUMMARY

                                                                                          AVERAGE RENT
                                                                              ------------------------------------

                                                     % OF TOTAL                          ONE       TWO      THREE    ALLOCATED LOAN
PROPERTY NAME              YEAR BUILT   # OF UNITS     UNITS      OCCUPANCY   STUDIO   BEDROOM   BEDROOM   BEDROOM       AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

CLUB ROYALE (RIALTO, CA)      1987          334         25.7%         92.2%     $800    $  860    $1,044    $1,210      $27,226,900
CINNABARR (PHOENIX, AZ)       1987          430         33.1          83.7%     $420    $  465    $  650       N/A       10,808,000
PLEASANT HILL VILLAS
  (LAS VEGAS, NV)             1988          172         13.3          91.9%      N/A    $  755    $  875       N/A       10,301,800
SADDLEBACK LODGE
  (SANTA ANA, CA)             1964          114          8.8          97.4%     $761    $1,100       N/A       N/A        6,972,400
SOMERSET TOWNHOMES
  (LANCASTER, CA)             1981           45          3.5         100.0%      N/A       N/A    $  875    $1,050        3,622,900
MOUNTAIN VIEW
  (SAN BERNARDINO, CA)        1984           67          5.2          92.5%      N/A    $  575    $  701       N/A        3,200,000
NORTH POINTE (RAYEN)
  (PANORAMA CITY, CA)         1965           48          3.7          95.8%     $695    $  895    $1,145       N/A        2,801,700
COLUMBUS GARDENS
  (NORTH HILLS, CA)           1963           48          3.7          89.6%      N/A    $  850    $1,025    $1,300        2,484,900
COURTYARD HAWTHORNE
  (HAWTHORNE, CA)             1955           40          3.1          97.5%     $875    $1,175       N/A       N/A        2,454,600
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                    1,298        100.0%         90.3%                                             $69,873,200
------------------------------------------------------------------------------------------------------------------------------------

(1)   The related mortgage loan documents permit the release of individual mortgage properties upon defeasance with U.S. government obligations beginning two years after the closing date in an amount equal to (i) 110%
      of the related allocated mortgage loan amount if the debt service coverage ratio is at least 1.20x and the loan-to-value ratio does not exceed 80%
      for the remaining properties in that sub-pool or (ii) 100% of the related allocated Mortgage Loan amount if the debt service coverage ratio is at least 1.25x and the loan-to-value ratio does not exceed 75% for the remaining properties in that sub-pool. The individual mortgage properties may also be released beginning two years after origination pursuant to an arms-length transfer provided (i) no event of default has occurred, (ii)
      the remaining mortgage properties maintain a debt service coverage ratio of at least 1.20x and a loan-to-value ratio not greater than 80% and (iii)
      the release satisfies certain transfer provisions of the related mortgage loan documents.

(2)   The Earnout is with respect to the Cinnabarr loan. This reserve can be released based upon attaining a 1.20x debt service coverage ratio on an annualized 6 months net operating income and other certain conditions as described in the related mortgage loan documents.

                                    95 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                CITY CENTER WEST
--------------------------------------------------------------------------------

                           [PHOTO OF CITY CENTER WEST]

                            [MAP OF CITY CENTER WEST]

                                    96 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                CITY CENTER WEST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $65,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $65,000,000
% OF POOL BY IPB:                       1.3%
% OF GROUP R-1:                         2.2%
LOAN SELLER:                            JPMorgan Chase Bank, N.A.
BORROWER:                               525 Junction Road L.L.C.
SPONSOR:                                Terrence R. Wall
ORIGINATION DATE:                       10/26/06
INTEREST RATE:                          5.90250%
INTEREST-ONLY PERIOD:                   120 months
MATURITY DATE:                          11/01/16
AMORTIZATION TYPE:                      Interest-only
ORIGINAL AMORTIZATION:                  N/A
REMAINING AMORTIZATION:                 N/A
CALL PROTECTION:                        L(24),Def(91),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Cash Management Agreement
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                       INITIAL         MONTHLY
                                                     ---------------------------
TAXES:                                                  $164,742        $82,371
INSURANCE:                                                    $0             $0
CAPEX:                                                        $0         $4,709
TI/LC:                                                        $0        $18,000
OTHER(2):                                               $412,768             $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE(1):                       Mixed Use -- Office/Retail
SQUARE FOOTAGE:                         376,756
LOCATION:                               Madison, WI
YEAR BUILT/RENOVATED:                   2001/2003
OCCUPANCY:                              98.6%
OCCUPANCY DATE:                         10/13/06
NUMBER OF TENANTS:                      28
HISTORICAL NOI:
  2004:                                 $5,693,219
  2005:                                 $6,021,594
  TTM AS OF 08/31/06:                   $6,345,228
UW REVENUES:                            $10,034,443
UW EXPENSES:                            $3,794,047
UW NOI:                                 $6,240,396
UW NET CASH FLOW:                       $5,712,938
APPRAISED VALUE:                        $81,300,000
APPRAISAL DATE:                         09/25/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $173
CUT-OFF DATE LTV:                       80.0%
MATURITY DATE LTV:                      80.0%
UW IO DSCR:                             1.47x
UW DSCR:                                1.47x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                  SIGNIFICANT TENANTS

                                            MOODY'S/ S&P/                                               LEASE EXPIRATION
TENANT NAME                                   FITCH(3)      SQUARE FEET    % OF GLA     BASE RENT PSF         YEAR
-------------------------------------------------------------------------------------------------------------------------

TDS TELECOM SERVICE CORPORATION             Baa3/NR/BBB+     281,285         74.7%         $16.82          Various(4)
JOHNSON BANK                                Baa3/BBB/BBB+     18,875          5.0%         $18.20             2020
AE BUSINESS SOLUTIONS                                         10,156          2.7%         $17.35             2006
-------------------------------------------------------------------------------------------------------------------------

(1)   The property includes two interconnected 8 story office buildings and a 2 story office and retail center.

(2)   At closing the borrower deposited $412,768 as Alliant Energy Estoppel
      Reserve funds. The funds were released upon receipt of a fully executed
      Alliant Energy estoppel on November 3, 2006.

(3)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(4)   TDS Telecom Service Corporation has various leases with varying lease expiration dates as follows: i) 70,803 square feet or 25% in 2011, ii)
      42,382 square feet or 15% in 2014, iii) 81,420 square feet or 29% in 2015 and iv) 86,680 square feet or 31% in 2018.

                                    97 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                 EL CAMINO NORTH
--------------------------------------------------------------------------------

                           [PHOTO OF EL CAMINO NORTH]

                            [MAP OF EL CAMINO NORTH]

                                    98 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                 EL CAMINO NORTH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $61,400,000
CUT-OFF DATE PRINCIPAL BALANCE:         $61,400,000
% OF POOL BY IPB:                       1.3%
% OF GROUP R-1:                         2.1%
LOAN SELLER:                            JPMorgan Chase Bank, N.A.
BORROWER:                               PK II EI Camino North LP
SPONSOR:                                Kimco Realty Corp. and
                                        Prudential Real Estate
                                        Investors
ORIGINATION DATE:                       11/01/06
INTEREST RATE:                          5.44550%
INTEREST-ONLY PERIOD:                   120 months
MATURITY DATE:                          11/01/16
AMORTIZATION TYPE:                      Interest-only
ORIGINAL AMORTIZATION:                  N/A
REMAINING AMORTIZATION:                 N/A
CALL PROTECTION:                        L(24),Def(91),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Springing
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                      INITIAL         MONTHLY
                                                     ---------------------------
TAXES:                                                      $0              $0
INSURANCE:                                                  $0              $0
CAPEX:                                                      $0              $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Retail -- Anchored
SQUARE FOOTAGE:                         367,031
LOCATION:                               Oceanside, CA
YEAR BUILT/RENOVATED:                   1981/1999
OCCUPANCY:                              99.9%
OCCUPANCY DATE:                         10/03/06
NUMBER OF TENANTS:                      67
HISTORICAL NOI:
 2004:                                  $5,003,348
 2005:                                  $5,127,416
 TTM AS OF 09/30/06:                    $5,447,438
UW REVENUES:                            $7,685,056
UW EXPENSES:                            $2,351,669
UW NOI:                                 $5,333,387
UW NET CASH FLOW:                       $4,951,675
APPRAISED VALUE:                        $100,250,000
APPRAISAL DATE:                         10/01/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $167
CUT-OFF DATE LTV:                       61.2%
MATURITY DATE LTV:                      61.2%
UW IO DSCR:                             1.46x
UW DSCR:                                1.46x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                 SIGNIFICANT TENANTS(1)

                                            MOODY'S/ S&P/                                               LEASE EXPIRATION
TENANT NAME                                   FITCH(2)      SQUARE FEET    % OF GLA     BASE RENT PSF         YEAR
-------------------------------------------------------------------------------------------------------------------------

STEIN MART                                                    38,902         10.6%         $ 6.57             2009
ROSS STORES                                   NR/BBB/NR       30,000          8.2%         $13.80             2009
BARNES & NOBLE                                                25,000          6.8%         $18.40             2013
MICHAELS                                      B2/B-/NR        22,078          6.0%         $16.50             2013
PIER 1 IMPORTS                                NR/B-/NR        13,500          3.7%         $ 5.58             2007
-------------------------------------------------------------------------------------------------------------------------

(1)   The property includes three company owned stores which are not part of the collateral for the mortgage loan: Mervyn's (75,000 square feet), Toys "R"
      Us (35,000 square feet) and Petco 16,500 square feet).

(2)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    99 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                PRESCOTT GATEWAY
--------------------------------------------------------------------------------

                           [PHOTO OF PRESCOTT GATEWAY]

                            [MAP OF PRESCOTT GATEWAY]

                                   100 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

--------------------------------------------------------------------------------
                                PRESCOTT GATEWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $60,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $60,000,000
% OF POOL BY IPB:                       1.2%
% OF GROUP S:                           4.9%
LOAN SELLER:                            Eurohypo AG, New York Branch
BORROWER:                               TWC II-Prescott Mall, LLC
SPONSOR:                                The Macerich Partnership, L.P.
ORIGINATION DATE:                       11/14/06
INTEREST RATE:                          5.78300%
INTEREST-ONLY PERIOD:                   60 months
MATURITY DATE:                          12/01/11
AMORTIZATION TYPE:                      Interest-only
ORIGINAL AMORTIZATION:                  N/A
REMAINING AMORTIZATION:                 N/A
CALL PROTECTION:                        L(24),Def(30),O(6)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Cash Management Agreement
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                      INITIAL          MONTHLY
                                                     ---------------------------
TAXES:                                                 $225,216         $56,304
INSURANCE(4):                                                $0       Springing
CAPEX(4):                                                    $0       Springing
TI/LC(4):                                                    $0       Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Retail -- Anchored
SQUARE FOOTAGE(1):                      319,348
LOCATION:                               Prescott, AZ
YEAR BUILT/RENOVATED:                   2001
OCCUPANCY(2):                           82.8%
OCCUPANCY DATE:                         11/30/06
NUMBER OF TENANTS:                      92
HISTORICAL NOI:
  2004:                                 $5,309,914
  2005:                                 $5,258,316
  TTM AS OF 08/30/06:                   $5,422,985
AVERAGE IN-LINE SALES/SF(3):            $325
OCCUPANCY COST RATIO(3):                15.1%
UW REVENUES:                            $9,137,783
UW EXPENSES:                            $3,683,798
UW NOI:                                 $5,453,984
UW NET CASH FLOW:                       $5,112,040
APPRAISED VALUE:                        $93,000,000
APPRAISAL DATE:                         09/27/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $188
CUT-OFF DATE LTV:                       64.5%
MATURITY DATE LTV:                      64.5%
UW IO DSCR:                             1.45x
UW DSCR:                                1.45x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                  SIGNIFICANT TENANTS

                                            MOODY'S/ S&P/                                               LEASE EXPIRATION
TENANT NAME                                   FITCH(5)      SQUARE FEET   % OF GLA(6)   BASE RENT PSF          YEAR
-------------------------------------------------------------------------------------------------------------------------

SEARS (NOT PART OF COLLATERAL)               Ba1/BB+/BB       98,636        17.20%           N/A          Anchor Owned
DILLARD'S (NOT PART OF COLLATERAL)            B2/BB/BB-       94,176        16.43%           N/A          Anchor Owned
J.C.PENNEY (NOT PART OF COLLATERAL)         Baa3/BBB-/BBB     61,164        10.67%           N/A          Anchor Owned
LINENS 'N THINGS                               B3/B/B-        30,078         5.25%         $12.50             2013
BARNES & NOBLE                                                25,000         4.36%         $10.50             2012
COST PLUS (PAD LEASE)                                         18,300         3.19%         $14.50             2015
-------------------------------------------------------------------------------------------------------------------------

(1)   Figure excludes 253,976 square feet of non-owned anchor space.

(2)   Occupancy includes lease for Celtic Crossing (4,076 square feet). This tenant has yet to move in, but has signed a lease that commences in
      February 2007.

(3)   Sales figures and occupancy cost ratio calculations are for comparable enclosed in-line tenants under 10,000 square feet (excluding food court tenants) open for 12 months or more, based on trailing twelve months as of
      August 31, 2006.

(4)   During a cash management period, the borrower is required to pay on each monthly payment date (i) 1/12th of the insurance premiums that lender reasonably estimates will be paid during the ensuing 12 months to the
      Insurance Reserve, (ii) $5,373 to the CapEx Reserve and (iii) $26,867 to
      the TI/LC Reserve. A cash management period will commence upon either the occurrence of an event of default or if at any time the debt service coverage ratio for the preceding calendar quarter is less than 1.10x.

(5)   Ratings provided are for the parent company of the entity listed in the
      "Tenant's Name" field whether or not the parent company guarantees the lease.

(6)   % GLA represents tenants percentage of total center space, including anchors that are not part of the collateral.

                                   101 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   102 of 102

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.